UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street
Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

(Name and address of agent for service)

Registrant's telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)       The Reports to Shareholders are attached herewith.

Driehaus Mutual Funds
Trustees & Officers

Theodore J. Beck
Chairman of the Board

Daniel F. Zemanek
Vice Chairman of the Board

Francis J. Harmon
Trustee

Christopher J. Towle
Trustee

Dawn M. Vroegop
Trustee

Stephen T. Weber
President & Trustee

Robert M. Kurinsky
Vice President & Treasurer

Janet L. McWilliams
Chief Legal Officer &
Assistant Vice President

Anne S. Kochevar
Chief Compliance Officer &
Anti-Money Laundering
Compliance Officer

Marcia Y. Lucas
Secretary

Christina E. Algozine
Assistant Secretary

Malinda M. Sanborn
Assistant Treasurer

Distributor
Foreside Financial Services, LLC
Three Canal Plaza
Portland, ME 04101

Administrator, Custodian & Transfer Agent
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

Annual Report to Shareholders
December 31, 2021

EST. 1982

DRIEHAUS
MUTUAL FUNDS

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus Emerging Markets Opportunities Fund

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Driehaus Small Cap Growth Fund

Driehaus Small/Mid Cap Growth Fund

Driehaus Event Driven Fund

Distributed by:
Foreside Financial Services, LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds' prospectus.

0

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Emerging Markets Growth Fund (“Fund”) Investor class (DREGX) returned -1.92% and the Institutional class (DIEMX) returned -1.69% for the year ended December 31, 2021. The Fund’s primary benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), returned -2.54% for the year, while the MSCI Emerging Markets Growth Index returned -8.41%.
Going into 2021, many market observers had positive outlooks for emerging markets (EM) given the asset class was expected to benefit from global reopening after the 2020 lockdowns. At the beginning of the year, it appeared that vaccines were on the cusp of being widely distributed, and some countries were beginning to emerge from their restrictive lockdowns. Rebounding global growth, the resumption of tourism, and rising commodity prices were expected to further support EM equities. However, EM performance ultimately lagged developed markets in 2021. While new virus variants, supply chain bottlenecks, and rising inflation weighed on EM, these risks were also present in developed markets. Thus, the underperformance of EM this year seemed to be for different reasons.
Given both its massive economy and large index weight, China was and is the dominant influence within EM. Considering the MSCI China Index declined by over 20% in 2021, it is not surprising that broad EM equities underperformed developed markets. Outside of China, however, EM performance among other constituents fared better over the same time period.
Over the course of 2021, security selection within the consumer discretionary and health care sectors contributed to the Fund’s returns versus the Benchmark. From a geographic perspective, security selection in China and the Netherlands made key contributions to performance versus the Benchmark in the past year.
EPAM Systems, Inc. (Ticker: EPAM-US) was a notable contributor to the Fund’s returns for the year. EPAM Systems, Inc. is a leading information technology services and software engineering company that specializes in digital transformation, which is becoming even more critical for companies striving to better manage their customers, employees, and data in the current environment. The company seems to be benefitting from an acceleration in demand and has a strong historical track record of consistent execution.
Contemporary Amperex Technology Co., Ltd. Class A (Ticker: 300750-CN) was also a significant contributor to the Fund’s return. The company reported its third quarter results in October which showed strong gross margin performance. This appeared to alleviate fears that profitability could face pressure from rising battery material prices. The results also showed strong volume growth. In addition to these positive developments, we view the company’s retention of its leading market share with >50% in the China market as yet another profit driver. The company also announced new capacity plans that were ahead of estimates, which we believe will support its ability to meet surging demand.
During 2021, security selection within the energy and consumer staples sectors detracted from the Fund’s returns versus the Benchmark. At the country level, positions in Saudi Arabia and Taiwan detracted from the Fund’s performance relative to the Benchmark.
Based upon our previous discussion of the Chinese market, it should come as no surprise that two Chinese companies were notable detractors from the Fund’s returns. First, Tencent Holdings Ltd. (Ticker: 700-HK) underperformed as the Chinese government’s crackdown on the Internet industry continued. The near-term earnings revision profile for Tencent has become slightly less attractive to us, as new game approvals remain on hold while the company also experiences muted advertising demand at the same time. We thus trimmed our position during the final quarter of 2021.
Another significant detractor from the Fund’s return for the year was Alibaba Group Holding Ltd. (Ticker: 9988-HK). COVID-19 lockdowns continued to pressure consumption and ecommerce in China. In the midst of this environment, Alibaba still committed to a multi-year investment cycle. While we believe this will suppress earnings growth in the medium-term, our larger concern is that these investments may not ultimately create meaningful value for shareholders in the long-term. We further became increasingly uneasy about a slowdown in the company’s cloud business and their positioning in the market. As a result, we sold out of the company during the fourth quarter.
Two policy pivots will likely define the market landscape in 2022. First, the U.S. Federal Reserve statements have become meaningfully more hawkish over the last few months with headline U.S. inflation that is running at multi-decade highs. While obviously a supremely important subject for consumers and investors alike, we will not dwell on the specifics of Fed policy dynamics here given how widely this matter is being covered elsewhere. The second pivot is that the Chinese government seems to have indicated the support of economic growth to be a priority this year. As we noted earlier, what happens in China should be the key determinant of EM returns in 2022.
From our perspective, China did show signs that it was beginning to adopt a more supportive stance in late 2021. For example, the government announced small cuts to the Reserve Requirement Ratio (RRR) and one of their benchmark lending rates. While we believe that these moves were ostensibly done to support growth, the actual impact was not very meaningful, and it appears that more aggressive steps are now being taken as a result. For example, China recently announced that it would relax its “three red lines” policies for property developers, which should make acquisitions of troubled assets easier. This is significant for two key reasons. First, the three red lines policy, initially announced in August 2020, was the clearest indication of how serious China was about reigning in the property sector. Any relaxation, even if it only pertains to M&A activity, is a clear signal of a more accommodative stance and should provide more flexibility for the industry as a whole. This support could further foster a revival of consumer confidence in the Chinese property market. We believe that this is important, as many potential property buyers have lost confidence and put purchases on hold due to fears that they will pay for a unit that will never be finished if the developer goes bankrupt. This behavior seems to have exacerbated home price declines which of course makes the incentive to wait even stronger (i.e., why buy today if prices are falling?). When stronger developers start buying distressed assets in M&A transactions and projects under-construction begin to get completed, buyer confidence should increase. We perceive a resulting significant positive impact on the broader Chinese economy because of increased material and construction demand coupled with the impact of elevated property prices on household wealth. The third set of factors that could support EM going forward are light positioning and low valuation. 2020 saw the largest outflows in EM since 2008 as risk-aversion increased during the pandemic. The outflows were sharpest in the first half of the year but started to turn positive in November after the vaccine announcements.
Beyond property, local Chinese government financing also increased in the fourth quarter of 2021. We have seen this as a historically leading indicator for infrastructure investment. It is our belief that these events, particularly in China, may bode well for EM returns in 2022.
Sincerely,

Howard Schwab Lead Portfolio Manager	Chad Cleaver Portfolio Manager	Rich Thies Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Emerging Markets Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods, with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.
Average Annual Total Returns as of 12/31/21	1 Year	3 Years	5 Years	10 Years
Driehaus Emerging Markets Growth Fund Investor Class (DREGX)	(1.92)%	16.11%	13.31%	8.04%
Driehaus Emerging Markets Growth Fund Institutional Class (DIEMX)[1]	(1.69)%	16.37%	13.52%	8.14%
MSCI Emerging Markets Index-N2	(2.54)%	10.94%	9.88%	5.49%
MSCI Emerging Markets Growth Index-N3	(8.41)%	14.60%	12.55%	7.52%

[1]	The returns for the periods prior to July 17, 2017 (institutional share class inception date) include the performance of the investor share class.
[2]	The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization-weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.
[3]	The Morgan Stanley Capital International Emerging Markets Growth Index-Net (MSCI Emerging Markets Growth Index-N) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 97.93%
FAR EAST — 67.74%
China — 20.88%
BYD Co. Ltd. - H	499,847	$17,089,882
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. - A	147,189	4,717,041
China Mengniu Dairy Co. Ltd. *	2,563,351	14,530,220
China Merchants Bank Co. Ltd. - H	5,004,917	38,864,480
Contemporary Amperex Technology Co. Ltd. - A	348,815	32,181,383
East Money Information Co. Ltd. - A	5,874,544	34,205,611
JD.com, Inc. - ADR *	488,531	34,231,367
Li Ning Co. Ltd.	1,619,705	17,728,879
Meituan - B 1,*	404,700	11,698,467
NARI Technology Co. Ltd. - A	3,574,525	22,451,024
Proya Cosmetics Co. Ltd. - A	692,765	22,642,704
Shanghai MicroPort MedBot Group Co. Ltd. *	252,000	1,892,210
Shenzhou International Group Holdings Ltd.	619,894	11,916,834
Sungrow Power Supply Co. Ltd. - A	440,026	10,066,259
Sunny Optical Technology Group Co. Ltd.	608,958	19,258,491
Techtronic Industries Co. Ltd.	1,956,169	38,934,977
Tencent Holdings Ltd.	1,541,845	90,325,140
Wuxi Biologics Cayman, Inc. 1,*	1,008,827	11,973,881
Yum China Holdings, Inc.	241,891	12,055,847
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. - A	571,857	39,223,844
		485,988,541
India — 17.74%
Apollo Hospitals Enterprise Ltd.	494,947	33,380,582
Bharti Airtel Ltd. *	1,469,782	13,520,255
Clean Science & Technology Ltd. *	256,215	8,593,907
Havells India Ltd.	844,167	15,864,546
HDFC Bank Ltd. - ADR [2]	587,268	38,213,529
Hindalco Industries Ltd.	2,024,052	12,948,537
Hindustan Unilever Ltd.	230,345	7,313,432
Housing Development Finance Corp. Ltd.	1,171,273	40,753,515
ICICI Bank Ltd. - SP ADR [2]	3,527,360	69,806,454
Infosys Ltd. - SP ADR [2]	1,057,881	26,774,968
Power Grid Corp. of India Ltd.	7,341,571	20,187,045
Reliance Industries Ltd.	1,399,455	44,583,176
Tata Consultancy Services Ltd.	636,761	32,022,798
Tata Motors Ltd. - ADR 2,*	584,420	18,754,038
Titan Co. Ltd.	888,679	30,155,167
		412,871,949
Taiwan — 14.60%
Chailease Holding Co. Ltd.	3,270,179	31,105,356
Delta Electronics, Inc.	1,217,293	12,078,207
	Shares, Principal Amount, or Number of Contracts	Value
MediaTek, Inc.	803,000	$34,456,351
Merida Industry Co. Ltd.	1,080,893	12,761,848
Silergy Corp.	145,463	26,328,267
Taiwan Semiconductor Manufacturing Co. Ltd. - SP ADR [2]	1,527,529	183,777,014
TXC Corp.	2,976,000	11,318,676
Unimicron Technology Corp.	1,979,484	16,473,209
Win Semiconductors Corp.	842,000	11,361,395
		339,660,323
South Korea — 8.55%
Ecopro BM Co. Ltd.	14,513	6,097,573
KB Financial Group, Inc.	475,088	21,970,117
Kia Corp.	241,722	16,681,985
Macquarie Korea Infrastructure Fund	1,000,206	11,826,764
Samsung Biologics Co. Ltd. 1,*	12,239	9,293,154
Samsung Electronics Co. Ltd.	2,027,665	133,166,839
		199,036,432
Indonesia — 2.44%
Bank Central Asia Tbk PT	80,702,800	41,331,999
Bank Jago Tbk PT *	13,808,555	15,488,330
		56,820,329
Thailand — 1.24%
Airports of Thailand PCL - NVDR *	8,999,100	16,386,541
The Siam Commercial Bank PCL - NVDR	3,305,200	12,545,722
		28,932,263
Singapore — 0.97%
Sea Ltd. - ADR *	100,676	22,522,228
Australia — 0.59%
Lynas Rare Earths Ltd. *	1,852,585	13,707,617
Vietnam — 0.52%
Masan Group Corp.	1,597,900	11,989,509
Philippines — 0.21%
International Container Terminal Services, Inc.	1,240,557	4,865,645
Total FAR EAST (Cost $1,122,702,896)		1,576,394,836
NORTH AMERICA — 13.95%
United States — 9.05%
Ball Corp.	349,373	33,634,139
EPAM System, Inc. *	27,943	18,678,498
Freeport-McMoRan, Inc.	298,190	12,443,469
Liberty Media Corp.-Liberty Formula One - C *	360,546	22,800,929
MELI Kaszek Pioneer Corp. - A *	770,561	8,907,685
Micron Technology, Inc.	387,175	36,065,351
NIKE, Inc. - B	88,387	14,731,461
NVIDIA Corp.	92,790	27,290,467
ROBLOX Corp. - A *	213,521	22,026,827

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
Schlumberger NV	468,055	$14,018,247
		210,597,073
Mexico — 3.01%
Cemex SAB de CV - SP ADR 2,*	2,056,857	13,945,491
Grupo Financiero Banorte SAB de CV - O	6,027,430	39,201,624
Wal-Mart de Mexico SAB de CV	4,518,963	16,821,829
		69,968,944
Canada — 1.89%
Cameco Corp. [2]	706,178	15,401,742
Nutrien Ltd. [2]	380,726	28,630,595
		44,032,337
Total NORTH AMERICA (Cost $284,334,204)		324,598,354
EUROPE — 7.82%
Russia — 4.73%
LUKOIL PJSC - SP ADR [2]	439,196	39,308,042
Polyus PJSC [2]	82,612	14,400,825
Sberbank of Russia PJSC - SP ADR [2]	1,596,824	25,629,025
Yandex NV - A 2,*	506,308	30,631,634
		109,969,526
Netherlands — 1.25%
ASML Holding NV	14,334	11,532,821
Heineken NV	157,005	17,671,244
		29,204,065
France — 0.96%
L'Oreal SA	46,852	22,240,531
Germany — 0.53%
Infineon Technologies AG	266,217	12,256,224
Greece — 0.35%
OPAP SA	578,534	8,213,502
Total EUROPE (Cost $163,213,154)		181,883,848
SOUTH AMERICA — 4.95%
Brazil — 3.19%
Banco BTG Pactual SA *	6,096,457	22,898,826
Petroleo Brasileiro SA - ADR [2]	1,756,629	19,287,786
Vale SA - SP ADR [2]	2,290,975	32,119,470
		74,306,082
Uruguay — 0.91%
Globant SA *	67,733	21,274,258
Argentina — 0.85%
MercadoLibre, Inc. 2,*	14,641	19,741,924
Total SOUTH AMERICA (Cost $111,301,446)		115,322,264
MIDDLE EAST — 1.93%
Saudi Arabia — 0.99%
Saudi Arabian Oil Co. [1]	2,402,670	22,900,355
Qatar — 0.55%
Qatar National Bank QPSC	2,319,418	12,858,941
	Shares, Principal Amount, or Number of Contracts	Value
Israel — 0.39%
ICL Group Ltd.	945,936	$9,111,362
Total MIDDLE EAST (Cost $42,628,051)		44,870,658
AFRICA — 1.54%
South Africa — 1.54%
Capitec Bank Holdings Ltd.	139,838	17,900,317
MTN Group Ltd. *	1,676,774	17,963,106
		35,863,423
Total AFRICA (Cost $30,927,554)		35,863,423
Total COMMON STOCKS (Cost $1,755,107,305)		2,278,933,383
SHORT TERM INVESTMENTS — 2.94%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 0.01% [3] (Cost $68,460,869)	68,460,869	68,460,869

TOTAL INVESTMENTS (Cost $1,823,568,174)	100.87%	$2,347,394,252
Liabilities in Excess of Other Assets	(0.87)%	(20,290,209)
Net Assets	100.00%	$2,327,104,043

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
SP ADR	Sponsored American Depositary Receipt

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $55,865,857, which represents 2% of Net Assets (see Note F in the Notes to Financial Statements).
[2]	Foreign security denominated and/or traded in U.S. dollars.
[3]	7 day current yield as of December 31, 2021 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2021

Security Type	Percent of Net Assets
Common Stocks	97.93%
Short Term Investments	2.94%
Total Investments	100.87%
Liabilities In Excess of Other Assets	(0.87)%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Far East	67.74%
North America	16.89%
Europe	7.82%
South America	4.95%
Middle East	1.93%
Africa	1.54%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2021

Industry	Percent of Net Assets
Auto Components	0.20
Automobiles	2.26
Banks	14.34
Beverages	0.76
Capital Markets	2.96
Chemicals	1.99
Construction Materials	0.60
Containers & Packaging	1.45
Diversified Financial Services	1.34
Electric Utilities	0.87
Electrical Equipment	3.72
Electronic Equipment, Instruments & Components	2.54
Energy Equipment & Services	0.60
Entertainment	2.90
Food & Staples Retailing	0.72
Food Products	1.15
Health Care Providers & Services	1.51
Holding Companies - Diversified	0.38
Hotels, Restaurants & Leisure	0.87
Household Products	0.31
Industry	Percent of Net Assets
Interactive Media & Services	5.20
Internet & Direct Marketing Retail	2.82
IT Services	4.24
Leisure Products	0.55
Life Sciences Tools & Services	0.92
Machinery	1.67
Metals & Mining	3.69
Money Market Fund	2.94
Oil, Gas & Consumable Fuels	6.08
Personal Products	1.93
Pharmaceuticals	1.69
Semiconductors & Semiconductor Equipment	14.74
Technology Hardware, Storage & Peripherals	5.72
Textiles, Apparel & Luxury Goods	3.20
Thrifts & Mortgage Finance	1.75
Transportation Infrastructure	0.91
Wireless Telecommunication Services	1.35
Liabilities In Excess of Other Assets	(0.87)
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) returned 15.93% for the year ended December 31, 2021. The Fund’s primary benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index (“Benchmark”), returned 18.75% for the same period, and the Fund’s secondary benchmark, the MSCI Emerging Markets Small Cap Growth Index, returned 20.41%.
After facing macro and stylistic headwinds between 2016 and 2020, small caps handily outperformed large caps in emerging markets in 2021. While the regulatory constraints faced by many large technology firms in China were a significant driver of the relative outperformance, 2021 has demonstrated both the low correlation* and strong return potential of small caps.
Regarding countries, security selection in Vietnam and Brazil contributed to the Fund’s performance for 2021. At the sector level, key contributions to performance relative to the Benchmark came from security selection within the financials and healthcare sectors.
Max Healthcare Institute Ltd (Ticker: 543220-IN) was the most significant contributor to the Fund’s returns for the year. Max Healthcare Institute Ltd is an India-based hospital operator, with operations concentrated in Delhi and Mumbai. The company performed well during the fourth quarter of 2021 due to growing optimism about the company’s ability to double its capacity in the coming years, as well as positive changes in its payor mix, which we expect to mostly accrue directly to the bottom line.
Silergy Corp. (Ticker: 6415-TW) also made a notable contribution to the Fund’s returns for the year. The company is a fabless design house focused on power management integrated circuits (PMICs). Silergy’s earnings were 18% ahead of consensus during the first quarter, as strong pricing power led to better-than-expected profit margins. With 50% of the company’s sales in China, Silergy appears to be the preferred way to get exposure to the localization of semiconductors in China, while also maintaining exposure to the attractive end markets of 5G, datacenters, and auto electronics.
Security selection within the industrials and information technology sectors relative to the Benchmark detracted from performance. From a geographic perspective, security selection in Taiwan and China were the top detractors.
In regard to detractors, Burger King (Ticker: 543248-IN) was the Fund’s most notable detractor during the year. We view the decline as largely a timing phenomenon, as the stock rose by nearly 200% in the final three weeks of 2020 following its initial public offering, with a corresponding price correction in early 2021.
Maanshan Iron & Steel Co. Ltd.(Ticker: 323-HK) was also a significant detractor from Fund performance for the year. Fixed asset investments in China deteriorated during the fourth quarter of 2021, as a result of financial stress in the property sector and a power crunch which curtailed economic activity and ultimately pressured Maanshan’s revenue and earnings.
We are pleased to close out 2021 with a full pipeline of investment ideas and remain excited about the opportunity set in the EM small cap investment universe.
We thank you for investing alongside us in the Driehaus Emerging Markets Small Cap Growth Fund and would like to express our gratitude for your continued confidence in our management capabilities.
Sincerely,

Chad Cleaver, CFA Lead Portfolio Manager	Howard Schwab Portfolio Manager	Rich Thies Portfolio Manager

*    Correlation: Shows the strength of a relationship between two variables and is expressed numerically by the correlation coefficient.
Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Emerging Markets Small Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Limited Partnership's inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.
Average Annual Total Returns as of 12/31/21	1 Year	3 Years	5 Years	10 Years
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)[1]	15.93%	27.45%	15.97%	9.98%
MSCI Emerging Markets Small Cap Index-N2	18.75%	16.46%	11.47%	7.42%
MSCI Emerging Markets Small Cap Growth Index-N3	20.41%	19.20%	12.22%	7.46%

[1]	The returns reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Morgan Stanley Capital International Emerging Markets Small Cap Index-Net (MSCI Emerging Markets Small Cap Index-N) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.
[3]	The Morgan Stanley Capital International Emerging Markets Small Cap Growth Index-Net (MSCI Emerging Markets Small Cap Growth Index-N) is a market capitalization-weighted index designed to measure equity market performance of small cap growth stocks in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 92.60%
FAR EAST — 79.14%
India — 28.58%
3M India Ltd. *	1,594	$543,819
Amber Enterprises India Ltd. *	25,657	1,144,589
Apollo Hospitals Enterprise Ltd.	11,963	806,818
Ashok Leyland Ltd.	427,161	703,644
AU Small Finance Bank Ltd. 1,*	68,911	960,861
Birlasoft Ltd.	246,660	1,807,419
Burger King India Ltd. *	258,841	492,885
Clean Science & Technology Ltd. *	40,915	1,372,362
Dixon Technologies India Ltd.	27,964	2,072,613
Dr Lal PathLabs Ltd. [1]	11,502	591,419
Godrej Properties Ltd. *	52,729	1,327,736
ICICI Securities Ltd. [1]	54,917	584,922
IndiaMart InterMesh Ltd. [1]	6,072	529,015
Indian Energy Exchange Ltd. [1]	239,206	813,490
Indraprastha Gas Ltd.	86,920	550,034
JK Cement Ltd.	19,041	870,612
Jubilant Foodworks Ltd.	12,934	624,832
Max Healthcare Institute Ltd. *	520,602	3,101,804
MTAR Technologies Ltd.	38,177	1,264,963
Oberoi Realty Ltd. *	44,365	514,339
Prince Pipes & Fittings Ltd.	85,129	801,753
Radico Khaitan Ltd.	155,682	2,588,883
Relaxo Footwears Ltd.	37,073	655,025
Sobha Ltd.	191,887	2,311,478
Sona Blw Precision Forgings Ltd. 1,*	165,136	1,651,790
SRF Ltd.	19,775	643,803
Syngene International Ltd. 1,*	77,911	649,716
TVS Motor Co. Ltd.	64,246	541,897
Varun Beverages Ltd.	112,418	1,343,378
Vijaya Diagnostic Centre Private Ltd. *	188,328	1,475,753
		33,341,652
China — 17.50%
Aluminum Corp. of China Ltd. - H *	1,370,000	757,251
Amoy Diagnostics Co. Ltd. - A	49,263	583,657
Asia - Potash International Investment Guangzhou Co. Ltd. - A *	151,000	631,403
Centre Testing International Group Co. Ltd. - A	189,500	798,931
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. - A	32,781	1,050,550
China National Building Material Co. Ltd. - H	496,000	608,109
China Power International Development Ltd.	1,528,000	1,028,785
CIMC Enric Holdings Ltd.	748,000	1,087,819
Estun Automation Co. Ltd. - A	272,478	1,109,433
Gotion High-tech Co. Ltd. - A *	90,400	726,933
KWG Group Holdings Ltd.	1,055,000	690,024
	Shares, Principal Amount, or Number of Contracts	Value
Longshine Technology Group Co. Ltd. - A	235,225	$1,366,688
Maanshan Iron & Steel Co. Ltd. - H	2,936,000	1,076,872
Man Wah Holdings Ltd.	933,600	1,446,337
Ming Yang Smart Energy Group Ltd. - A	128,700	527,049
Pacific Basin Shipping Ltd.	3,389,000	1,243,024
Proya Cosmetics Co. Ltd. - A	43,700	1,428,314
Shenzhen Envicool Technology Co. Ltd. - A	111,000	712,151
Wuhan DR Laser Technology Corp. Ltd. - A	29,600	1,188,486
Xinyi Energy Holdings Ltd.	1,102,000	603,464
Yantai Jereh Oilfield Services Group Co. Ltd. - A	277,862	1,743,899
		20,409,179
Taiwan — 9.81%
Advanced Energy Solution Holding Co. Ltd.	17,000	1,120,957
ASPEED Technology, Inc.	9,000	1,160,495
Eclat Textile Co. Ltd.	51,000	1,162,097
Makalot Industrial Co. Ltd.	126,000	1,123,832
Parade Technologies Ltd.	26,455	2,012,699
Silergy Corp.	8,000	1,447,970
Sinbon Electronics Co. Ltd.	172,000	1,761,908
Voltronic Power Technology Corp.	29,550	1,648,535
		11,438,493
Vietnam — 7.26%
Asia Commercial Bank JSC *	495,675	802,889
Dat Xanh Real Estate Services JSC *	782,600	1,280,868
FPT Corp.	550,567	2,403,990
Masan Group Corp.	231,900	1,740,013
Military Commercial Joint Stock Bank *	918,157	1,199,244
SSI Securities Corp.	458,434	1,041,985
		8,468,989
South Korea — 7.22%
Chunbo Co. Ltd.	4,842	1,416,736
DB HiTek Co. Ltd.	23,521	1,433,658
Ecopro BM Co. Ltd.	850	357,124
F&F Co. Ltd. *	1,863	1,479,095
Iljin Materials Co. Ltd.	13,212	1,495,932
LEENO Industrial, Inc.	9,681	1,612,205
Mando Corp. *	11,741	624,748
		8,419,498
Indonesia — 3.02%
Adi Sarana Armada Tbk PT *	5,657,600	1,318,054
Bank Jago Tbk PT *	937,982	1,052,085
Merdeka Copper Gold Tbk PT *	4,226,600	1,156,976
		3,527,115
Kazakhstan — 2.33%
Kaspi.KZ JSC [1,2]	14,830	1,761,507

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
NAC Kazatomprom JSC - GDR [2]	26,005	$955,684
		2,717,191
Thailand — 1.44%
Chularat Hospital PCL - NVDR	7,618,000	834,662
Dohome PCL - NVDR	1,209,400	842,056
		1,676,718
Australia — 1.08%
Lynas Rare Earths Ltd. *	170,909	1,264,587
Philippines — 0.90%
Wilcon Depot, Inc.	1,756,300	1,050,491
Total FAR EAST (Cost $71,679,339)		92,313,913
SOUTH AMERICA — 6.28%
Brazil — 5.39%
Arezzo Industria e Comercio SA	63,200	868,833
Cia Brasileira de Aluminio *	246,000	602,395
Orizon Valorizacao de Residuos SA *	282,700	1,362,950
Petro Rio SA *	484,300	1,793,394
Vale SA	33,503	466,811
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	557,200	1,189,530
		6,283,913
Uruguay — 0.89%
Globant SA *	3,304	1,037,753
Total SOUTH AMERICA (Cost $6,382,944)		7,321,666
NORTH AMERICA — 5.38%
Canada — 2.95%
B2Gold Corp.	423,690	1,668,031
Ivanhoe Mines Ltd. - A *	217,994	1,778,488
		3,446,519
Mexico — 2.01%
GCC SAB de CV	126,400	970,741
Grupo Traxion SAB de CV 1,*	779,000	1,369,256
		2,339,997
United States — 0.42%
Fluence Energy, Inc. *	13,677	486,354
Total NORTH AMERICA (Cost $6,284,295)		6,272,870
EUROPE — 1.80%
United Kingdom — 1.00%
Ceres Power Holdings PLC *	86,682	1,169,178
Poland — 0.80%
Dino Polska SA 1,*	10,310	937,388
Total EUROPE (Cost $1,477,241)		2,106,566
Total COMMON STOCKS (Cost $85,823,819)		108,015,015
	Shares, Principal Amount, or Number of Contracts	Value
PREFERRED STOCKS — 1.05%
SOUTH AMERICA — 1.05%
Brazil — 1.05%
Bradespar SA, 24.29% [3]	273,100	$1,218,610
Total SOUTH AMERICA (Cost $1,572,772)		1,218,610
Total PREFERRED STOCKS (Cost $1,572,772)		1,218,610
SHORT TERM INVESTMENTS — 5.99%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 0.01% [4] (Cost $6,991,404)	6,991,404	6,991,404

TOTAL INVESTMENTS (Cost $94,387,995)	99.64%	$116,225,029
Other Assets In Excess of Liabilities	0.36%	419,352
Net Assets	100.00%	$116,644,381

GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $9,849,364, which represents 8% of Net Assets (see Note F in the Notes to Financial Statements).
[2]	Foreign security denominated and/or traded in U.S. dollars.
[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
[4]	7 day current yield as of December 31, 2021 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2021

Security Type	Percent of Net Assets
Common Stocks	92.60%
Preferred Stocks	1.05%
Short Term Investments	5.99%
Total Investments	99.64%
Other Assets In Excess of Liabilities	0.36%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Far East	79.14%
North America	11.37%
South America	7.33%
Europe	1.80%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2021

Industry	Percent of Net Assets
Auto Components	2.86
Automobiles	0.46
Banks	3.44
Beverages	3.37
Biotechnology	0.50
Building Products	0.69
Capital Markets	2.09
Chemicals	2.94
Commercial Services & Supplies	1.17
Construction Materials	2.10
Consumer Finance	1.51
Electrical Equipment	5.17
Electronic Equipment, Instruments & Components	3.81
Energy Equipment & Services	1.50
Food & Staples Retailing	0.80
Food Products	2.03
Gas Utilities	0.47
Health Care Providers & Services	5.84
Hotels, Restaurants & Leisure	0.96
Household Durables	4.00
Independent Power and Renewable Electricity Producers	1.40
Industry	Percent of Net Assets
Industrial Conglomerates	0.47
IT Services	2.95
Life Sciences Tools & Services	0.56
Machinery	4.17
Marine	1.07
Metals & Mining	8.56
Money Market Fund	5.99
Oil, Gas & Consumable Fuels	2.36
Personal Products	1.23
Professional Services	0.69
Real Estate Management & Development	5.25
Road & Rail	3.33
Semiconductors & Semiconductor Equipment	6.58
Software	2.72
Specialty Retail	1.62
Textiles, Apparel & Luxury Goods	4.53
Trading Companies & Distributors	0.45
Other Assets In Excess of Liabilities	0.36
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Emerging Markets Opportunities Fund (“Fund”) returned -0.60% for the year ended December 31, 2021. The Fund outperformed both its primary Benchmark and secondary Benchmark for the year. The Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), returned -2.54% for the year, while the equally weighted 50% MSCI Emerging Markets Index and 50% JP Morgan Global Bond Index Emerging Markets Global Diversified returned -5.49%.
Emerging markets (EM) were a disappointing asset class in 2021 and failed to deliver returns equivalent to their developed market peers. There were a number of reasons for this but in our view the main ones were the headwinds created by China’s ongoing slowdown and crackdown and the fact that developed market returns were the aberration. We write this letter with the benefit of having seen the first few weeks of January’s price movements but have been commenting for some time on the somewhat unbelievable valuation gap between U.S. equities and those in the rest of the world. This is a very interesting time in the market with recent market consensus being questioned and the positive case for EM investment beginning to be rewarded. We see opportunities in all areas of the EM landscape, notably in equity and long-duration local currency bonds, but increasingly in cheaper EM high-yield sovereign credit as well.
In 2021, equity security selection in the consumer discretionary and financials sectors contributed to the Fund’s return versus the Benchmark. From a country perspective, holdings in Taiwan and Kazakhstan made key contributions to performance.
Taiwan Semiconductor Manufacturing Co Ltd. (ticker: 2330-TW) was another significant contributor to the Fund’s performance. Taiwan Semiconductor Manufacturing Co. Ltd. rose throughout the fourth quarter of 2021 on continued appreciation of the positioning and outlook for the coming year. The semiconductor foundry industry has seen tight supply in 2021 which we believe could begin to normalize in 2022, especially at mature nodes. However, the company’s leading process technology should continue to see full utilization owing to the strength of its key customers. Additionally, the company has raised its prices which we view as another catalyst for the potential continued growth in the coming year.
For 2021, stock selection within the real estate and industrials sectors detracted from the Fund’s returns versus the Benchmark. At the country level, equity holdings in India detracted from Fund performance versus the Benchmark.
Tencent Holdings Ltd (Ticker: 700-HK) was the most significant detractor to the Fund’s performance for the year. The company underperformed as the Chinese government’s crackdown on the Internet industry continued. The near-term earnings revision profile for Tencent has become slightly less attractive to us, as new game approvals remain on hold while the company also experiences muted advertising demand at the same time
The non-equity allocations in the Fund generally consist of sovereign bonds and derivatives, including purchased and written options on currencies, interest rate swaps and foreign currency forward contracts. These positions are primarily utilized to gain exposure to certain market segments, hedge against interest rate fluctuations and manage currency risk in the Fund’s equity holdings.
In 2021, the non-equity positions, in aggregate, slightly detracted from the Fund’s return. From a country perspective, the top non-equity position contributors were in China and Peru. The top detractors were in Brazil and Turkey. The Fund ended 2021 with a relatively lower exposure to non-equities. The Fund has been cautious for some time on the EM fixed income opportunity set, being well below our neutral weight in bonds in the portfolio since the second quarter of 2020. After underperforming equities once again in 2021, we are starting to see value and more importantly, diversification benefits from the non-equity parts of the portfolio in spite of a clearly hawkish U.S. Federal Reserve. Emerging market central banks have been tightening for several quarters now and most are closer to inflation peaks than not; some, like Brazil have likely already seen inflation peak. We see yields to be broadly high, inflation likely peaking and the global economy slowing in the aggregate this year as developed market demand for consumer goods weakens.
We thank you for investing alongside us in the Driehaus Emerging Markets Opportunities Fund and express our gratitude for your continued confidence in our management capabilities.

Sincerely,

Richard Thies Lead Portfolio Manager	Chad Cleaver Portfolio Manager

Howard Schwab Portfolio Manager	Jonathan Mershimer Assistant Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Emerging Markets Opportunities Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund since April 10, 2017 (the date of the fund's inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.
Average Annual Total Returns as of 12/31/21	1 Year	3 Years	Since Inception (4/10/17 - 12/31/21)
Driehaus Emerging Markets Opportunities Fund (DMAGX)[1]	(0.60)%	16.32%	11.24%
MSCI Emerging Markets Index-N2	(2.54)%	10.94%	7.88%
MSCI EM/JP Morgan GBI Blended Index[3]	(5.49)%	6.65%	4.95%

[1]	Prior to January 29, 2020, the Driehaus Emerging Markets Opportunities Fund was known as the Driehaus Multi-Asset Growth Economies Fund. The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization-weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.
[3]	The MSCI EM/JPMorgan Government Bond Index Blended Index is an equally weighted benchmark comprised of 50 percent by the Morgan Stanley Capital International Emerging Markets Index-Net (MSCI EM) and 50 percent by the JPMorgan Global Bond Index Emerging Markets Global Diversified (JPMorgan GBI). The MSCI EM is a market capitalization-weighted index designed to measure equity market performance in emerging markets and the JPMorgan GBI tracks debt instruments in the emerging markets. Source: Morgan Stanley Capital International Inc. and JPMorgan.

Driehaus Emerging Markets Opportunities Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
SOVEREIGN BONDS — 16.21%
Brazil — 0.75%
Brazil Notas do Tesouro Nacional Serie F 10.00%, 1/1/31 [1]	2,500,000	$430,843
China — 4.75%
China Government Bond 3.20%, 3/16/24 [1]	1,200,000	191,420
China Government Bond 3.54%, 8/16/28 [1]	2,500,000	410,750
China Government Bond 2.68%, 5/21/30 [1]	7,000,000	1,082,309
China Government Bond 3.27%, 11/19/30 [1]	6,500,000	1,055,047
		2,739,526
Dominican Republic — 0.53%
Dominican Republic International Bond 4.88%, 9/23/32 [2]	300,000	304,875
Egypt — 1.66%
Egypt Government Bond 17.00%, 4/3/22 [1]	6,500,000	420,540
Egypt Government International Bond 6.59%, 2/21/28 [2]	550,000	536,261
		956,801
Indonesia — 1.60%
Indonesia Treasury Bond 8.37%, 9/15/26 [1]	3,400,000,000	269,435
Indonesia Treasury Bond 7.00%, 9/15/30 [1]	9,000,000,000	655,464
		924,899
Mexico — 2.38%
Banco Mercantil del Norte SA 6.63%, (U.S. Treasury Yield Curve Rate CMT 10Y + 503 basis points), 12/31/49 [2,3]	350,000	348,425
Mexican Bonos 8.50%, 11/18/38 [1]	11,000,000	566,075
Mexico Government International Bond 4.50%, 4/22/29 [2]	260,000	289,583
Petroleos Mexicanos 6.70%, 2/16/32 [2]	169,000	170,690
		1,374,773
Nigeria — 0.51%
Nigeria Government International Bond 7.14%, 2/23/30 [2]	300,000	295,680
Peru — 1.39%
Peruvian Government International Bond 6.95%, 8/12/31 [1]	3,000,000	805,360
	Shares, Principal Amount, or Number of Contracts	Value
Qatar — 0.78%
Qatar Government International Bond 3.75%, 4/16/30 [2]	400,000	$449,391
Saudi Arabia — 0.71%
Saudi Government International Bond 2.75%, 2/3/32 [2]	400,000	412,508
South Africa — 0.45%
Republic of South Africa Government Bond 8.50%, 1/31/37 [1]	4,900,000	259,943
Ukraine — 0.70%
Ukraine Government International Bond 7.37%, 9/25/32 [2]	450,000	402,808
Total SOVEREIGN BONDS (Cost $9,296,069)		9,357,407
COMMON STOCKS — 78.65%
Argentina — 0.50%
MercadoLibre, Inc. 2,4,*	214	288,558
Australia — 0.93%
Lynas Rare Earths Ltd. *	72,418	535,834
Brazil — 0.91%
Vale SA - SP ADR [2,4]	37,315	523,156
Canada — 1.91%
Ivanhoe Mines Ltd. - A *	74,200	605,355
Nutrien Ltd. [2,4]	6,578	494,666
		1,100,021
China — 14.93%
Alibaba Group Holding Ltd. *	15,213	231,974
BYD Co. Ltd. - H	14,061	480,749
China Merchants Bank Co. Ltd. - H	83,259	646,528
China Resources Beer Holdings Co. Ltd.	75,810	620,768
Contemporary Amperex Technology Co. Ltd. - A	9,508	877,200
East Money Information Co. Ltd. - A	125,859	732,837
Ganfeng Lithium Co. Ltd. - H [5]	24,600	387,099
JD Health International, Inc. 5,*	172	1,355
JD.com, Inc. - ADR 2,4,*	4,247	297,587
Li Ning Co. Ltd.	49,684	543,828
Meituan - B 5,*	8,052	232,755
Sungrow Power Supply Co. Ltd. - A	13,470	308,147
Techtronic Industries Co. Ltd.	13,000	258,748

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
Tencent Holdings Ltd.	41,753	$2,445,995
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. - A	8,072	553,661
		8,619,231
Czech Republic — 1.14%
Komercni banka A/S	15,335	655,662
France — 1.14%
L'Oreal SA	1,389	659,355
India — 10.25%
Apollo Hospitals Enterprise Ltd.	7,102	478,978
Asian Paints Ltd.	8,053	366,485
Bharti Airtel Ltd. *	28,289	260,225
HDFC Bank Ltd. - ADR [2,4]	11,908	774,854
Housing Development Finance Corp. Ltd.	10,109	351,735
ICICI Bank Ltd. - SP ADR [2,4]	53,768	1,064,069
Power Grid Corp. of India Ltd.	167,822	461,458
Radico Khaitan Ltd.	22,864	380,212
Reliance Industries Ltd.	24,096	767,639
SBI Cards & Payment Services Ltd. *	23,295	290,860
Tech Mahindra Ltd.	30,041	723,609
		5,920,124
Indonesia — 2.32%
Bank Central Asia Tbk PT	1,745,245	893,828
Bank Jago Tbk PT *	398,378	446,840
		1,340,668
Japan — 1.00%
Tokyo Electron Ltd.	1,000	575,573
Kazakhstan — 2.04%
Kaspi.KZ JSC [2,5]	6,419	762,449
NAC Kazatomprom JSC - GDR [2]	11,303	415,385
		1,177,834
Mexico — 1.58%
Cemex SAB de CV - SP ADR 2,4,*	44,146	299,310
Grupo Financiero Banorte SAB de CV - O	94,271	613,126
		912,436
Netherlands — 1.22%
ASML Holding NV	876	704,810
Qatar — 0.64%
Qatar National Bank QPSC	66,562	369,022
Russia — 3.74%
LUKOIL PJSC - SP ADR [2]	10,906	976,087
Sberbank of Russia PJSC - SP ADR [2]	28,523	457,794
Yandex NV - A 2,4,*	11,965	723,883
		2,157,764
	Shares, Principal Amount, or Number of Contracts	Value
Saudi Arabia — 1.73%
Saudi Arabian Oil Co. [5]	105,089	$1,001,626
Singapore — 0.92%
Sea Ltd. - ADR 2,4,*	2,362	528,403
South Africa — 0.78%
MTN Group Ltd. *	42,189	451,966
South Korea — 10.02%
Hankook Tire & Technology Co. Ltd.	12,863	429,718
Kakao Corp.	4,554	430,045
KB Financial Group, Inc.	5,191	240,054
Kia Corp.	6,212	428,709
LEENO Industrial, Inc.	4,257	708,930
Macquarie Korea Infrastructure Fund	44,563	526,928
Samsung Electronics Co. Ltd.	40,096	2,633,304
SK Innovation Co. Ltd. *	1,926	385,645
		5,783,333
Taiwan — 12.65%
Chailease Holding Co. Ltd.	67,000	637,292
Delta Electronics, Inc.	35,986	357,060
Hon Hai Precision Industry Co. Ltd.	121,103	454,153
MediaTek, Inc.	18,585	797,474
Sinbon Electronics Co. Ltd.	40,136	411,139
Taiwan Semiconductor Manufacturing Co. Ltd.	177,668	3,930,194
Unimicron Technology Corp.	50,311	418,687
Win Semiconductors Corp.	22,000	296,853
		7,302,852
United States — 7.07%
Fluence Energy, Inc. 4,*	389	13,833
Freeport-McMoRan, Inc. [4]	9,712	405,282
Freshworks, Inc. - A 4,*	8,397	220,505
Liberty Media Corp.-Liberty Formula One - C 4,*	11,467	725,173
MELI Kaszek Pioneer Corp. - A 4,*	18,498	213,837
NVIDIA Corp. [4]	3,224	948,211
ROBLOX Corp. - A 4,*	6,782	699,631
Samsonite International SA 5,*	247,254	502,273
Unity Software, Inc. 4,*	2,480	354,615
		4,083,360
Uruguay — 1.23%
Globant SA 2,4,*	2,256	708,587
Total COMMON STOCKS (Cost $33,208,655)		45,400,175

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 4.57%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 0.01% [6] (Cost $2,640,635)	2,640,635	$2,640,635

TOTAL INVESTMENTS (Cost $45,145,359)	99.43%	$57,398,217
Other Assets in Excess of Liabilities	0.57%	329,349
Net Assets	100.00%	$57,727,566

ADR	American Depositary Receipt
CMT	Constant Maturity
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Public Joint Stock Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security, principal amount shown in local currency.
[2]	Foreign security denominated and/or traded in U.S. dollars.
[3]	Variable rate security. Rates disclosed as of December 31, 2021.
[4]	All or a portion of this security is pledged as collateral for short sales or derivatives transaction.
[5]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $2,887,557, which represents 5% of Net Assets (see Note F in the Notes to Financial Statements).
[6]	7 day current yield as of December 31, 2021 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Sovereign Bonds	16.21%
Common Stocks	78.65%
Short Term Investments	4.57%
Total Investments	99.43%
Other Assets In Excess of Liabilities	0.57%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Far East	61.41%
North America	18.04%
Europe	7.94%
South America	4.78%
Middle East	3.86%
Africa	3.40%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund
Schedule of Investments
December 31, 2021

Industry	Percent of Net Assets
Auto Components	0.74
Automobiles	1.57
Banks	10.67
Beverages	1.74
Capital Markets	2.18
Chemicals	1.50
Construction Materials	0.52
Consumer Finance	1.82
Diversified Financial Services	1.10
Electric Utilities	0.80
Electrical Equipment	2.07
Electronic Equipment, Instruments & Components	2.85
Entertainment	3.39
Health Care Providers & Services	0.83
Holding Companies - Diversified	0.37
Interactive Media & Services	6.25
Internet & Direct Marketing Retail	1.82
Industry	Percent of Net Assets
IT Services	2.48
Machinery	0.45
Metals & Mining	4.26
Money Market Fund	4.57
Oil, Gas & Consumable Fuels	6.14
Personal Products	1.14
Pharmaceuticals	0.96
Semiconductors & Semiconductor Equipment	13.79
Software	1.00
Sovereign Bonds	16.21
Technology Hardware, Storage & Peripherals	4.56
Textiles, Apparel & Luxury Goods	1.81
Thrifts & Mortgage Finance	0.61
Wireless Telecommunication Services	1.23
Other Assets In Excess of Liabilities	0.57
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus International Small Cap Growth Fund (“Fund”) returned 12.49% for the year ended December 31, 2021. The Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”), returned 11.53%.
Global markets followed one of their best years on record in 2020 with yet another year of impressive absolute gains. The U.S. was a standout performer on an absolute basis, but many European markets also fared well, and we believe their performance is likely just beginning, particularly on a relative basis. Increasing inflation, supply chain inefficiency, and a major potential shift in global central bank policy seem to dominate the headlines these days. While there is certainly ongoing cause for concern with these issues, we are cautiously optimistic that these pressures are beginning to peak with trends hopefully improving as we progress throughout the year. We enter 2022 with a great deal of optimism and hopefully, finally, some light at the end of a long pandemic tunnel.
From a sector perspective, the key contributors to performance versus the Benchmark in 2021 were the Fund’s holdings in the consumer discretionary and health care sectors. From a geographical perspective, holdings in Germany and France contributed positively to the performance of the Fund compared to the Benchmark.
Zooplus AG (Ticker: ZO1-DE) was the top contributor to Fund performance for the year. Zooplus has been a market leader for several years. Despite strong leadership positioning in the European online pet food and supplies niche, the company historically had low margins and struggled to generate substantial earnings or free cash flow*. 2020 was a major inflection point as many sell-side analysts anchored to the company’s previous lackluster margins. The company’s strong working capital management, low capital expenditure needs, and self-funding nature of their business model, however, supported strong top line growth during the period we held the position. On August 13, 2021, private equity firm Hellman & Friedman (H&F) made a voluntary takeover offer at Eur 390/share, which represented a 40% premium to the previous closing price. In the weeks that followed, shares traded above H&F’s offer as management participated in discussions with other private equity firms, with media reporting that another private equity firm might make a higher bid. On September 13, 2021, without a competing bid yet announced, H&F raised their offer price to Eur 460/share. Two weeks later, EQT, another private equity investor, formally submitted an offer to buy Zooplus for Eur 470/share. After this flurry of activity, H&F and EQT announced plans to join forces in a 50/50 buyout of Zooplus for Eur 480/share. We accepted this tender offer as we believe this was the best outcome for shareholders.
Endava Plc Sponsored ADR Class A (Ticker: DAVA-US) also contributed to the Fund’s performance for the year. Endava is a UK based next generation IT Services provider with a differentiated “nearshore” delivery model allowing the company to leverage low-cost IT talent against a growing enterprise IT market that has been experiencing a shortage of talent and price increases. The Fund has been invested in this dynamic grower since 2019. The stock increased 27% in the fourth quarter of 2021 driven by strong October financial results. These quarterly reported revenues and earnings both exceeded consensus numbers by a wide margin and Endava raised its Fiscal 2022 annual revenue and earnings guidance both above its own prior forecast and consensus numbers. The company has executed in accordance with our thesis, and we continue to evaluate the stock’s weight in the Fund against its performance and valuation in light of consistently improving growth forecasts.
For 2021, while security selection in the industrials and information technology sectors both contributed positively to Fund’s absolute performance, these positions detracted from the Fund’s performance versus the Benchmark. At the country level, positions in India and Taiwan detracted from the Fund’s performance versus the Benchmark.
The most significant detractor from returns for the year was Xebec Adsorption Inc. (Ticker: XBC-CA). Xebec is a Canadian company that produces products that enable the separation of landfill gasses from waste into a stream of Renewable Natural Gas (“RNG”). Gas utilities are being mandated to increase their renewable offerings to consumers and premium pricing can be charged for such RNG. The penetration of RNG is very low at less than 1%, but targets are as high as 20% in some North American regions. Furthermore, the company is leveraging its technology into the Hydrogen space by recently acquiring technology to convert RNG into Hydrogen, which can be used in fuel cells. Over the course of 2020, we were encouraged by the company’s strong revenue growth and continued strategic execution with its acquisitions in the Hydrogen and RNG Services spaces. The company, however, did experience some margin weakness in the third quarter of 2021, but upon hearing management’s explanation, we believe that it was due to higher expenses related to non-recurring COVID-19 delays. The company negatively preannounced fourth quarter 2020 numbers in March 2021 after running into cost overruns late in the year. We believed that the company had effectively “productized” its offering; but in fact, the company was performing greater levels of customization, incurring higher than expected costs resulting in improper revenue recognition and an ensuing management shakeup. Our process tolerates minor misses and delays that are routine among growing small cap companies. However, the magnitude and poor disclosure of these issues led us to question management’s lack of oversight and credibility. We did not have the confidence to own the stock through a prolonged period of major readjustment. We thus sold our position in the first quarter of 2021.

Hennge K.K. (Ticker: 4475-JP) also detracted from the Fund’s performance for the year. Hennge is the market leader in single-sign-on solutions in Japan with roughly two million subscribers. This product allows workers to log into one app to access the company's cloud network versus trying to remember dozens of log-in passwords (it also allows IT departments to control access to certain apps). As companies in Japan transition to cloud infrastructure, we foresee the demand for single-sign-on increasing. Japan SaaS penetration is relatively low at <10% which we believe supports 20% growth for Hennge. We bought the stock in December 2020 after an inflection in average revenue per user (ARPU) and user count resulted in >20% growth. We felt this was the start of an accelerating growth profile that was relatively unknown by the market. For example, U.S. peers charge 4x the price. We view this pricing dynamic as something that may provide further upside to the company as ARPU increases in Japan. Unfortunately, our thesis began to unravel from a stock perspective when the company reported Fiscal 2020 results in early 2021. While we thought the results were generally in line with expectations, the guidance for continued 20% growth was not enough to support the company’s current valuation multiple. With in-line results, the stock de-rated from 20x revenue to 12x revenue in a month's time. Though estimates are largely unchanged, the de-rating for Hennge and the uncertain backdrop for SaaS valuations drove us to move out of the name.
We are particularly optimistic on the opportunities we are seeing broadly across the Eurozone and the UK. Brexit is finally behind us. Inflationary pressures and supply chain issues are somewhat less pronounced in Europe than they are in the U.S., and the European Central Bank (ECB) continues to maintain a more expansionary and accommodative monetary policy stance, particularly relative to their U.S. counterpart. Due to a higher fixed cost base and stronger operating leverage, European earnings in the aggregate actually grew faster than the U.S. in 2021 and are projected to grow at nearly the same rate as the U.S. in 2022. Finally, we see relative valuation multiples broadly across European equities at discounts not seen in decades relative to their U.S. competitors. Further, from an allocation perspective, global investors in the aggregate seem to be underweight the region. As a result, we are finding opportunities across nearly all sectors including consumer, financials, healthcare, technology, energy, materials, industrials and services.
As we kick off the new year hopeful and optimistic that we are finally approaching the end of the nearly two-year-old pandemic and its seemingly endless disruption to our daily lives, we are mindful of several key issues that will present both challenges and opportunities as we attempt to navigate the coming year. These considerations include ongoing inflationary pressures and related cues on monetary policy at the World’s major central banks, supply chain normalization, and the implications of a potential monetary tightening cycle by the U.S. Federal Reserve and its impact on global growth. We believe as we progress throughout the year, economies globally are entering a more sustainable and less volatile growth phase which should continue to be supportive for risk assets in general, particularly ex-U.S. given our view of their more favorable valuations and accommodative monetary policy. It is our expectation that this backdrop may be beneficial to the Fund in 2022.
Sincerely,

Daniel Burr Portfolio Manager	David Mouser Portfolio Manager	Ryan Carpenter Assistant Portfolio Manager

*    Free cash flow (FCF) represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.
Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus International Small Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.
Average Annual Total Returns as of 12/31/21	1 Year	3 Years	5 Years	10 Years
Driehaus International Small Cap Growth Fund (DRIOX)	12.49%	23.92%	17.46%	12.54%
MSCI AC World ex USA Small Cap Growth Index-N1	11.53%	19.79%	13.43%	10.29%

[1]	The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index-Net (MSCI AC World ex USA Small Cap Growth Index-N) is a market capitalization-weighted index designed to measure equity market performance in global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 98.21%
EUROPE — 70.05%
United Kingdom — 23.92%
888 Holdings PLC	588,501	$2,397,663
Abcam PLC *	210,734	4,943,193
Auto Trader Group PLC [1]	346,408	3,469,716
Bellway PLC	73,918	3,337,725
Conduit Holdings Ltd.	386,582	2,263,091
ConvaTec Group PLC [1]	1,268,877	3,317,329
Cranswick PLC	45,033	2,256,533
Electrocomponents PLC	312,754	5,105,338
Endava PLC - SP ADR 2,*	28,588	4,800,497
Ergomed PLC *	86,900	1,764,353
Fevertree Drinks PLC	88,259	3,231,474
Halfords Group PLC	973,713	4,552,266
IMI PLC	104,748	2,461,330
Marks & Spencer Group PLC *	2,189,215	6,856,873
OSB Group PLC	726,752	5,454,590
Oxford Nanopore Technologies PLC *	219,430	2,073,126
Pets at Home Group PLC	272,802	1,717,018
Serco Group PLC	1,457,325	2,655,069
Synthomer PLC	739,997	4,002,486
The Restaurant Group PLC *	2,372,786	3,028,619
Vesuvius PLC	404,938	2,467,564
Watches of Switzerland Group PLC 1,*	220,751	4,242,925
WH Smith PLC *	88,054	1,763,945
Yellow Cake PLC 1,*	284,724	1,310,320
		79,473,043
Germany — 11.04%
Befesa SA [1]	47,959	3,680,004
GFT Technologies SE	75,965	3,979,392
Hornbach Holding AG & Co. KGaA	44,592	6,696,789
HUGO BOSS AG	72,241	4,373,039
Ibu-Tec Advanced Materials AG *	27,154	1,390,497
PVA TePla AG *	100,833	4,790,375
Sixt SE *	14,206	2,506,115
SUESS MicroTec SE *	138,179	3,292,384
TAG Immobilien AG	71,732	2,003,638
VERBIO Vereinigte BioEnergie AG	58,376	3,973,573
		36,685,806
France — 6.41%
Coface SA *	427,050	6,092,041
IPSOS	106,837	5,017,400
Lectra	19,563	935,444
Maisons du Monde SA [1]	74,281	1,721,823
Virbac SA	12,842	6,206,452
Waga Energy SA *	40,847	1,316,072
		21,289,232
Switzerland — 6.29%
Belimo Holding AG	5,455	3,463,850
	Shares, Principal Amount, or Number of Contracts	Value
Flughafen Zurich AG *	16,708	$3,000,488
Montana Aerospace AG 1,*	78,302	2,904,978
PolyPeptide Group AG 1,*	18,225	2,729,302
Siegfried Holding AG *	1,823	1,773,354
Tecan Group AG	8,521	5,175,367
Ypsomed Holding AG	9,157	1,869,123
		20,916,462
Denmark — 5.17%
ISS A/S *	189,373	3,590,660
Matas A/S	218,214	4,159,130
Netcompany Group A/S [1]	38,690	4,148,358
Ossur HF *	450,158	2,915,116
Royal Unibrew A/S	21,149	2,378,900
		17,192,164
Netherlands — 3.02%
Accell Group NV *	63,905	3,492,280
Corbion NV	49,039	2,313,633
OCI NV *	161,830	4,241,284
		10,047,197
Sweden — 2.79%
Elekta AB - B	271,379	3,431,187
Hexatronic Group AB	72,912	4,040,296
Kindred Group PLC	153,049	1,813,266
		9,284,749
Italy — 2.23%
FinecoBank Banca Fineco SpA	96,244	1,685,477
Intercos SpA *	160,273	2,565,540
Seco SpA *	311,405	3,172,620
		7,423,637
Austria — 2.02%
BAWAG Group AG [1]	109,649	6,724,919
Ireland — 1.86%
Glanbia PLC	260,591	3,699,635
James Hardie Industries PLC	61,577	2,477,459
		6,177,094
Finland — 1.79%
Metso Outotec OYJ	432,477	4,592,972
Tokmanni Group Corp.	60,219	1,348,093
		5,941,065
Belgium — 1.66%
Bekaert SA	36,749	1,637,568
Lotus Bakeries NV	609	3,875,807
		5,513,375
Spain — 1.45%
Indra Sistemas SA *	444,417	4,800,631
Norway — 0.40%
SmartCraft ASA *	569,124	1,325,794
Total EUROPE (Cost $190,891,906)		232,795,168
FAR EAST — 13.58%
Japan — 10.80%
Asics Corp.	202,600	4,491,540

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
Azbil Corp.	92,800	$4,232,476
Capcom Co. Ltd.	48,000	1,130,465
en Japan, Inc.	43,100	1,218,026
Fujitec Co. Ltd.	78,850	1,728,175
Koito Manufacturing Co. Ltd.	55,600	2,944,801
MINEBEA MITSUMI, Inc.	85,454	2,428,059
Nichias Corp.	71,230	1,718,998
Pola Orbis Holdings, Inc.	75,500	1,258,268
Riken Keiki Co. Ltd.	40,600	2,073,537
Shibaura Machine Co. Ltd.	121,200	3,966,207
Takeuchi Manufacturing Co. Ltd.	151,000	3,582,196
Tokai Carbon Co. Ltd.	181,400	1,906,782
Yokogawa Electric Corp.	177,500	3,203,773
		35,883,303
Taiwan — 1.23%
Giant Manufacturing Co. Ltd.	328,589	4,089,615
Australia — 1.02%
NEXTDC Ltd. *	364,002	3,387,171
South Korea — 0.53%
ST Pharm Co. Ltd. *	15,165	1,773,393
Total FAR EAST (Cost $40,039,849)		45,133,482
NORTH AMERICA — 12.62%
Canada — 12.18%
Altus Group Ltd.	91,455	5,131,081
Boardwalk REIT	74,774	3,241,123
Cameco Corp.	69,000	1,504,423
Converge Technology Solutions Corp. *	551,888	4,742,498
Docebo, Inc. *	51,066	3,426,200
Intertape Polymer Group, Inc.	120,525	2,507,781
K92 Mining, Inc. *	396,854	2,255,726
Kinaxis, Inc. *	42,811	6,001,561
Parkland Corp.	76,023	2,089,663
Pason Systems, Inc.	200,100	1,825,490
TELUS International CDA, Inc. 2,*	144,410	4,774,195
Tidewater Renewables Ltd. *	84,414	982,311
Xenon Pharmaceuticals, Inc. 2,*	63,629	1,987,770
		40,469,822
Mexico — 0.44%
GCC SAB de CV	190,986	1,466,755
Total NORTH AMERICA (Cost $39,138,284)		41,936,577
SOUTH AMERICA — 1.96%
Brazil — 1.96%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	499,400	1,408,654
Embraer SA *	724,800	3,237,270
	Shares, Principal Amount, or Number of Contracts	Value
Iochpe Maxion SA	680,925	$1,869,071
		6,514,995
Total SOUTH AMERICA (Cost $6,880,535)		6,514,995
Total COMMON STOCKS (Cost $276,950,574)		326,380,222
SHORT TERM INVESTMENTS — 1.63%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 0.01% [3] (Cost $5,404,309)	5,404,309	5,404,309

TOTAL INVESTMENTS (Cost $282,354,883)	99.84%	$331,784,531
Other Assets In Excess of Liabilities	0.16%	527,608
Net Assets	100.00%	$332,312,139

PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $34,249,674, which represents 10% of Net Assets (see Note F in the Notes to Financial Statements).
[2]	Foreign security denominated and/or traded in U.S. dollars.
[3]	7 day current yield as of December 31, 2021 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	98.21%
Short Term Investments	1.63%
Total Investments	99.84%
Other Assets In Excess of Liabilities	0.16%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Europe	70.05%
North America	14.25%
Far East	13.58%
South America	1.96%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2021

Industry	Percent of Net Assets
Aerospace & Defense	1.86
Auto Components	0.89
Banks	2.53
Beverages	1.68
Biotechnology	2.09
Building Products	1.56
Chemicals	4.17
Commercial Services & Supplies	2.99
Construction Materials	1.19
Containers & Packaging	0.75
Electrical Equipment	1.22
Electronic Equipment, Instruments & Components	2.86
Energy Equipment & Services	0.55
Entertainment	0.34
Food Products	2.96
Health Care Equipment & Supplies	3.47
Hotels, Restaurants & Leisure	2.17
Household Durables	1.43
Insurance	2.51
Interactive Media & Services	1.04
IT Services	7.99
Leisure Products	2.28
Life Sciences Tools & Services	4.59
Industry	Percent of Net Assets
Machinery	6.94
Media	1.51
Metals & Mining	1.17
Money Market Fund	1.63
Multiline Retail	2.47
Oil, Gas & Consumable Fuels	2.58
Personal Products	1.15
Pharmaceuticals	1.87
Professional Services	0.37
Real Estate Investment Trusts (REITs)	3.11
Road & Rail	0.75
Semiconductors & Semiconductor Equipment	2.43
Software	4.77
Specialty Retail	7.48
Technology Hardware, Storage & Peripherals	0.95
Textiles, Apparel & Luxury Goods	2.67
Thrifts & Mortgage Finance	1.64
Trading Companies & Distributors	1.93
Transportation Infrastructure	1.30
Other Assets In Excess of Liabilities	0.16
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Micro Cap Growth Fund (the “Fund”) returned 24.73% for the year ended December 31, 2021. This return outperformed the Fund’s benchmark, the Russell Microcap® Growth Index (the “Benchmark”), which returned 0.88% for the same period.
2021 in many ways was nearly the opposite of 2020 in terms of what drove U.S. market performance. Cyclical, large cap, and value-oriented positions dominated, whereas secular industries, small caps and growth-oriented stocks dominated 2020. The year 2021 was characterized by strong economic growth and robust corporate earnings as the economy is now in year two of a new cycle post the COVID-19 recession that took hold in early 2020. The rate of economic growth has declined from peak levels in the second quarter of 2021 as year-over-year comparisons got tougher, fiscal stimulus eased, supply and labor shortages accelerated, and Delta and the Omicron variant waves cycled through the global population.
In late November 2021, U.S. Federal Reserve Chair Jerome Powell signaled a more hawkish pivot in tone and accelerated the pace of tapering the Fed’s Quantitative Easing (QE) program. This is expected to lead to several rate hikes in 2022. The pivot by the Fed in response to persistent inflation and already low unemployment rates has sparked another “Taper Tantrum” in the equity markets. Over the past year, inflation has been higher than many expected. Fiscal and monetary policy, pent-up demand, rising rents and home prices, and severe labor shortages and supply chain disruptions have all contributed to the rise in inflation. We foresee some of these factors to be more temporary, such as fiscal policy stimulus, and other factors to ease more gradually, such as the supply chain stress, and inventory and staffing shortages. It is, however, our belief that rising wages and rents will be stickier and continue to put upward pressure on inflation risks. Considering all these factors together, we agree with several key market strategists that inflation will gradually ease later in 2022, and the years ahead will see diminished inflation, ending with levels modestly above the pre-pandemic average.
Looking ahead to 2022, we expect above trend economic growth, which should drive continued earnings growth, especially for the smaller cap equities in which we invest. On the inflation front, we expect that inflation will begin to ease in a generally higher interest rate environment.
For the year 2021, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the information technology, healthcare and consumer discretionary sectors.
Calix, Inc (ticker: CALX) was the top contributor to the Fund’s performance for the year. Calix offers broadband communications access systems for fiber and copper-based network architectures that enable communications service providers to transform their networks. The company saw strong revenue and earnings growth trends, with consensus estimates for 2021 revenue and earnings being revised higher over the course of the year by more than 20% and 70%, respectively. Calix attributed this strength to broad based demand from service providers adding more capacity and choosing Calix’s software centric platform to better manage their networks and improve efficiencies.
Grid Dynamics Holdings, Inc. (Ticker: GDYN) also contributed to the Fund’s performance for the year. Grid Dynamics provides digital engineering and information technology services. The company saw strong revenue and earnings growth trends, with consensus estimates for 2021 revenue and earnings being revised higher over the course of the year by more than 50% and 100%, respectively. Strength in the business was driven by robust demand for digital transformation services as large enterprises sought to adapt their business to the post-pandemic world.
During the 2021 year, the communication services and utilities sectors detracted from Fund performance.
The holding that detracted the most from the Fund’s return during in 2021 was Ardelyx, Inc. (Ticker: ARDX). Ardelyx is a clinical stage therapeutics company developing novel treatments for kidney disease. In July, the company received notice that the FDA would not be approving their therapy for the control of serum phosphorus in patients with chronic kidney disease on dialysis due to insufficient evidence and suggested that an additional clinical trial would be required before seeking approval. As a result, the stock depreciated significantly as the treatment’s probability of future approval fell and the time and capital required to get to that point increased.
Immuovant Inc (Ticker: IMVT) also detracted from the Fund’s returns. Immunovant is a clinical stage therapeutics company developing drugs to treat autoimmune conditions. In February, the company voluntarily paused a clinical trial due to an unexpected side effect that appears to be related to the drug. As a result, though it has yet to be confirmed, the current expectation is that Immunovant’s drug product profile will be relatively less competitive, and therefore its peak sales will likely be lower than previous projections.

Our outlook for the economy and earnings remains positive as there are multiple drivers supporting the current expansion. However, near-term, the difficult market action has been dominated by concerns about the pace of Fed tapering, likely interest rate hikes in 2022, elevated inflation and the rise in Omicron cases. Overall, we continue to see many dynamic investment opportunities in attractive and strong industries, which fit our investment philosophy of companies exhibiting growth inflections, differentiation, market share gains, strong revenues and expanding profitability.
Corporate earnings appear robust and have made new highs, even though equities have pulled back from their highs earlier this year. We continue to view smaller cap valuations to be attractive on a relative basis versus large caps when comparing market data over the past four decades. Earnings growth rates for smaller companies are typically much stronger than those of large cap companies. We believe that the combination of higher earnings and lower stock prices have created more attractive valuations and have set up an attractive dynamic as the market looks ahead and into 2022. As the market digests the current macro uncertainties, we continue to uncover many appealing opportunities both among cyclicals as well as secular growth companies.
Thank you for investing alongside us in the Driehaus Micro Cap Growth Fund. We appreciate your continued confidence in our management capabilities.
Sincerely,

Jeff James Lead Portfolio Manager	Michael Buck Portfolio Manager

Prakash Vijayan Assistant Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Micro Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Limited Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.
	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/21	1 Year	3 Years	5 Years	Since Inception (11/18/13 - 12/31/21)	10 Years
Driehaus Micro Cap Growth Fund (DMCRX)[1]	24.73%	45.80%	31.97%	23.22%	25.66%
Russell Microcap® Growth Index[2]	0.88%	20.36%	11.78%	8.93%	12.65%

[1]	The Driehaus Micro Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. on November 18, 2013. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for periods prior to November 18, 2016, reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by FTSE Russell's leading style methodology. The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. Data is calculated with net dividend reinvestment. Source: FTSE Russell.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 100.03%
HEALTH CARE — 28.03%
Biotechnology — 16.76%
Apellis Pharmaceuticals, Inc. *	34,548	$1,633,429
Applied Therapeutics, Inc. *	60,081	537,725
Avid Bioservices, Inc. *	148,889	4,344,581
Bicycle Therapeutics PLC - ADR 1,*	30,729	1,870,474
Biomea Fusion, Inc. *	54,546	406,368
C4 Therapeutics, Inc. *	47,401	1,526,312
Celldex Therapeutics, Inc. *	67,745	2,617,667
Centessa Pharmaceuticals PLC - ADR 1,*	66,215	745,581
Crinetics Pharmaceuticals, Inc. *	196,370	5,578,872
Cytokinetics, Inc. *	137,772	6,279,648
Day One Biopharmaceuticals, Inc. *	54,040	910,574
Dynavax Technologies Corp. *	63,541	894,022
Elevation Oncology, Inc. *	40,276	242,462
Imago Biosciences, Inc. *	47,547	1,127,339
Intellia Therapeutics, Inc. *	10,471	1,238,091
IVERIC bio, Inc. *	113,163	1,892,085
Kymera Therapeutics, Inc. *	29,146	1,850,480
Merus NV 1,*	95,587	3,039,667
Morphic Holding, Inc. *	28,281	1,339,954
Natera, Inc. *	18,382	1,716,695
Nuvalent, Inc. - A *	80,784	1,538,127
ProQR Therapeutics NV 1,*	223,726	1,792,045
Relay Therapeutics, Inc. *	152,821	4,693,133
SpringWorks Therapeutics, Inc. *	69,781	4,325,026
VectivBio Holding AG 1,*	56,642	278,112
Xenon Pharmaceuticals, Inc. 1,*	152,947	4,778,064
		57,196,533
Health Care Technology — 3.07%
EQRx, Inc. *	172,879	1,179,035
Inspire Medical Systems, Inc. *	9,480	2,180,969
OptimizeRx Corp. *	57,014	3,541,139
Phreesia, Inc. *	46,968	1,956,687
Sophia Genetics SA 1,*	38,646	544,908
Vocera Communications, Inc. *	16,652	1,079,716
		10,482,454
Health Care Providers & Services — 2.66%
AirSculpt Technologies, Inc. *	178,141	3,062,244
Cross Country Healthcare, Inc. *	168,035	4,664,652
RadNet, Inc. *	44,773	1,348,115
		9,075,011
Health Care Equipment & Supplies — 2.43%
Alphatec Holdings, Inc. *	152,295	1,740,732
CryoPort, Inc. *	49,483	2,927,909
	Shares, Principal Amount, or Number of Contracts	Value
SeaSpine Holdings Corp. *	117,514	$1,600,541
SI-BONE, Inc. *	59,156	1,313,855
Treace Medical Concepts, Inc. *	39,105	728,917
		8,311,954
Life Sciences Tools & Services — 1.77%
Codexis, Inc. *	125,657	3,929,294
Inotiv, Inc. *	50,228	2,113,092
		6,042,386
Pharmaceuticals — 1.34%
DICE Therapeutics, Inc. *	80,299	2,032,367
EyePoint Pharmaceuticals, Inc. *	67,845	830,423
Ventyx Biosciences, Inc. *	85,801	1,704,008
		4,566,798
Total HEALTH CARE (Cost $72,097,557)		95,675,136
INFORMATION TECHNOLOGY — 22.87%
Semiconductors & Semiconductor Equipment — 10.56%
Axcelis Technologies, Inc. *	81,397	6,068,960
Camtek Ltd. 1,*	92,640	4,265,146
Impinj, Inc. *	89,420	7,931,554
Silicon Motion Technology Corp. - ADR [1]	35,353	3,359,596
SiTime Corp. *	17,410	5,093,121
SMART Global Holdings, Inc. 1,*	70,579	5,010,403
Ultra Clean Holdings, Inc. *	75,017	4,302,975
		36,031,755
Communications Equipment — 5.41%
Aviat Networks, Inc. *	57,899	1,857,400
Calix, Inc. *	110,888	8,867,714
Cambium Networks Corp. 1,*	43,183	1,106,780
Clearfield, Inc. *	47,195	3,984,202
Extreme Networks, Inc. *	62,901	987,546
Sierra Wireless, Inc. 1,*	93,631	1,649,778
		18,453,420
IT Services — 4.41%
Backblaze, Inc. *	52,218	881,962
Endava PLC - SP ADR 1,*	29,997	5,037,096
Grid Dynamics Holdings, Inc. *	240,837	9,144,581
		15,063,639
Software — 2.49%
ChannelAdvisor Corp. *	187,621	4,630,486
Docebo, Inc. 1,*	57,307	3,860,200
		8,490,686
Total INFORMATION TECHNOLOGY (Cost $40,534,141)		78,039,500

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
CONSUMER DISCRETIONARY — 19.11%
Hotels, Restaurants & Leisure — 6.58%
Everi Holdings, Inc. *	215,656	$4,604,256
Full House Resorts, Inc. *	221,184	2,678,538
Golden Entertainment, Inc. *	46,203	2,334,637
Kura Sushi USA, Inc. - A *	36,364	2,939,666
Lindblad Expeditions Holdings, Inc. *	81,516	1,271,650
NEOGAMES SA 1,*	19,100	530,598
Playa Hotels & Resorts NV 1,*	315,075	2,514,298
Portillo's, Inc. - A *	73,892	2,773,906
Xponential Fitness, Inc. - A *	137,779	2,816,203
		22,463,752
Specialty Retail — 3.69%
Arhaus, Inc. *	155,676	2,062,707
Boot Barn Holdings, Inc. *	63,953	7,869,417
Brilliant Earth Group, Inc. - A *	146,793	2,651,081
		12,583,205
Household Durables — 3.23%
Green Brick Partners, Inc. *	70,619	2,141,874
Skyline Champion Corp. *	74,923	5,917,419
The Lovesac Co. *	44,567	2,953,009
		11,012,302
Internet & Direct Marketing Retail — 2.48%
Liquidity Services, Inc. *	87,983	1,942,665
PubMatic, Inc. - A *	79,201	2,696,794
RumbleON, Inc. - B *	43,343	1,799,601
Xometry, Inc. - A *	39,371	2,017,764
		8,456,824
Diversified Consumer Services — 1.32%
European Wax Center, Inc. - A *	148,210	4,498,173
Leisure Products — 0.99%
Solo Brands, Inc. - A *	124,460	1,945,310
Vista Outdoor, Inc. *	31,547	1,453,370
		3,398,680
Textiles, Apparel & Luxury Goods — 0.53%
Movado Group, Inc.	42,930	1,795,762
Auto Components — 0.29%
XPEL, Inc. *	14,703	1,003,921
Total CONSUMER DISCRETIONARY (Cost $44,996,011)		65,212,619
INDUSTRIALS — 9.39%
Machinery — 2.44%
Chart Industries, Inc. *	10,305	1,643,545
Energy Recovery, Inc. *	108,260	2,326,507
The Shyft Group, Inc.	88,409	4,343,534
		8,313,586
	Shares, Principal Amount, or Number of Contracts	Value
Commercial Services & Supplies — 2.01%
Li-Cycle Holdings Corp. 1,*	157,710	$1,570,792
Montrose Environmental Group, Inc. *	68,537	4,832,544
Performant Financial Corp. *	195,086	470,157
		6,873,493
Trading Companies & Distributors — 1.76%
BlueLinx Holdings, Inc. *	25,434	2,435,560
H&E Equipment Services, Inc.	42,465	1,879,926
Karat Packaging, Inc. *	82,853	1,674,459
		5,989,945
Air Freight & Logistics — 1.36%
Air Transport Services Group, Inc. *	34,308	1,007,969
Forward Air Corp.	30,124	3,647,715
		4,655,684
Construction & Engineering — 0.83%
NV5 Global, Inc. *	20,604	2,845,824
Electrical Equipment — 0.77%
Vicor Corp. *	20,697	2,628,105
Professional Services — 0.22%
HireRight Holdings Corp. *	46,496	743,936
Total INDUSTRIALS (Cost $20,373,599)		32,050,573
FINANCIALS — 7.72%
Banks — 5.35%
Customers Bancorp, Inc. *	42,797	2,797,640
Live Oak Bancshares, Inc.	55,517	4,846,079
Metropolitan Bank Holding Corp. *	36,450	3,883,018
Silvergate Capital Corp. - A *	14,583	2,161,201
Triumph Bancorp, Inc. *	38,473	4,581,365
		18,269,303
Thrifts & Mortgage Finance — 0.98%
Meta Financial Group, Inc.	55,936	3,337,142
Insurance — 0.87%
BRP Group, Inc. - A *	82,082	2,963,981
Capital Markets — 0.52%
Cowen, Inc. - A	48,924	1,766,156
Total FINANCIALS (Cost $11,839,076)		26,336,582
CONSUMER STAPLES — 5.98%
Beverages — 2.94%
Celsius Holdings, Inc. *	71,570	5,336,975
MGP Ingredients, Inc.	21,455	1,823,460
The Duckhorn Portfolio, Inc. *	124,121	2,896,984
		10,057,419

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
Personal Products — 1.66%
The Beauty Health Co. *	197,966	$4,782,859
Thorne HealthTech, Inc. *	141,045	875,889
		5,658,748
Food Products — 1.38%
Sovos Brands, Inc. *	192,850	2,902,393
The Real Good Food Co., Inc. *	101,295	634,107
The Vita Coco Co., Inc. *	104,455	1,166,762
		4,703,262
Total CONSUMER STAPLES (Cost $13,548,191)		20,419,429
ENERGY — 4.98%
Oil, Gas & Consumable Fuels — 3.25%
Civitas Resources, Inc.	39,092	1,914,335
Energy Fuels, Inc. 1,*	282,902	2,158,542
Green Plains, Inc. *	118,745	4,127,576
Matador Resources Co.	54,034	1,994,935
Ranger Oil Corp. - A *	33,370	898,321
		11,093,709
Energy Equipment & Services — 1.73%
Aspen Aerogels, Inc. *	118,712	5,910,671
Total ENERGY (Cost $9,961,032)		17,004,380
COMMUNICATION SERVICES — 1.08%
Media — 1.04%
Perion Network Ltd. 1,*	147,931	3,557,741
Entertainment — 0.04%
Motorsport Games, Inc. - A *	34,681	117,915
Total COMMUNICATION SERVICES (Cost $2,775,230)		3,675,656
MATERIALS — 0.87%
Containers & Packaging — 0.87%
Ranpak Holdings Corp. *	78,968	2,967,617
Total MATERIALS (Cost $1,664,740)		2,967,617
Total COMMON STOCKS (Cost $217,789,577)		341,381,492
WARRANTS — 0.01%
EQRx, Inc., Exp 12/31/2028, Strike $11.50 *	34,575	35,958
Total WARRANTS (Cost $0)		35,958
	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 0.23%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 0.01% [2] (Cost $762,764)	762,764	$762,764

TOTAL INVESTMENTS (Cost $218,552,341)	100.27%	$342,180,214
Liabilities In Excess of Other Assets	(0.27)%	(910,963)
Net Assets	100.00%	$341,269,251

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2021 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	100.03%
Warrants	0.01%
Short Term Investments	0.23%
Total Investments	100.27%
Liabilities In Excess of Other Assets	(0.27)%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2021

Industry	Percent of Net Assets
Air Freight & Logistics	1.36
Auto Components	0.29
Banks	5.35
Beverages	2.94
Biotechnology	16.76
Capital Markets	0.52
Commercial Services & Supplies	2.01
Communications Equipment	5.41
Construction & Engineering	0.83
Containers & Packaging	0.87
Diversified Consumer Services	1.32
Electrical Equipment	0.77
Energy Equipment & Services	1.73
Entertainment	0.04
Food Products	1.38
Health Care Equipment & Supplies	2.43
Health Care Providers & Services	2.66
Health Care Technology	3.08
Hotels, Restaurants & Leisure	6.58
Household Durables	3.23
Insurance	0.87
Industry	Percent of Net Assets
Internet & Direct Marketing Retail	2.48
IT Services	4.41
Leisure Products	0.99
Life Sciences Tools & Services	1.77
Machinery	2.44
Media	1.04
Money Market Fund	0.23
Oil, Gas & Consumable Fuels	3.25
Personal Products	1.66
Pharmaceuticals	1.34
Professional Services	0.22
Semiconductors & Semiconductor Equipment	10.56
Software	2.49
Specialty Retail	3.69
Textiles, Apparel & Luxury Goods	0.53
Thrifts & Mortgage Finance	0.98
Trading Companies & Distributors	1.76
Liabilities In Excess of Other Assets	(0.27)
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Small Cap Growth Fund (“Fund”) Investor class (DVSMX) returned 21.12% and Institutional class (DNSMX) returned 21.44% for the year ended December 31, 2021. This return outperformed the Fund’s benchmark, the Russell 2000® Growth Index (the “Benchmark”), which returned 2.83% for the same period.
2021 in many ways was nearly the opposite of 2020 in terms of what drove U.S. market performance. Cyclical, large cap, and value-oriented positions dominated, whereas secular industries, small caps and growth-oriented stocks dominated 2020. The year 2021 was characterized by strong economic growth and robust corporate earnings as the economy is now in year two of a new cycle post the COVID-19 recession that took hold in early 2020. The rate of economic growth has declined from peak levels in the second quarter of 2021 as year-over-year comparisons got tougher, fiscal stimulus eased, supply and labor shortages accelerated, and Delta and the Omicron variant waves cycled through the global population.
In late November 2021, U.S. Federal Reserve Chair Jerome Powell signaled a more hawkish pivot in tone and accelerated the pace of tapering the Fed’s Quantitative Easing (QE) program. This is expected to lead to several rate hikes in 2022. The pivot by the Fed in response to persistent inflation and already low unemployment rates has sparked another “Taper Tantrum” in the equity markets. Over the past year, inflation has been higher than many expected. Fiscal and monetary policy, pent-up demand, rising rents and home prices, and severe labor shortages and supply chain disruptions have all contributed to the rise in inflation. We foresee some of these factors to be more temporary, such as fiscal policy stimulus, and other factors to ease more gradually, such as the supply chain stress, and inventory and staffing shortages. It is, however, our belief that rising wages and rents will be stickier and continue to put upward pressure on inflation risks. Considering all these factors together, we agree with several key market strategists that inflation will gradually ease later in 2022, and the years ahead will see diminished inflation, ending with levels modestly above the pre-pandemic average.
Looking ahead to 2022, we expect above trend economic growth, which should drive continued earnings growth, especially for the smaller cap equities in which we invest. On the inflation front, we expect that price gains will begin to ease in a generally higher interest rate environment.
For the year 2021, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the information technology, health care and industrials sectors.
Ambarella, Inc. (Ticker: AMBA) was the top contributor to Fund performance for the year. Ambarella engages in the development and sale of video compression, image processing, and computer vision solutions. The company saw a significant inflection in revenue and earnings trends with consensus estimates for 2021 revenue and earnings being revised higher over the course of the year by more than 25% and 100%, respectively. This strong growth was driven by production volumes ramp of Artificial Intelligence (AI) powered Computer Vision (CV) processor chips for the auto and security end markets.
Crocs, Inc (ticker: CROX) also contributed to Fund performance for the year. Crocs is a world leader in innovative casual footwear. The company’s signature clog footwear continued to grow in popularity in the U.S. with improved momentum in Europe and Asia as the year progressed. The stock appreciated meaningfully as revenue and earnings growth came in well above expectations and consensus estimates for 2022 earnings per share increased from $3.28 at the start of 2021 to $9.45 by year end.
During the period, the healthcare, communication services, utilities and real estate sectors detracted from Fund performance. The Fund underperformed versus the Benchmark in the consumer services, real estate and utilities sectors.
The holding that detracted the most from the Fund’s return during 2021 was Invitae Corp. (ticker NVTA). Invitae is a sequencing-based diagnostics company commercializing tests in a wide range of diseases. Its end market is among the biggest and fastest growing within healthcare, and Invitae is the unit-cost leader, along with owning top-five volume share. In addition, Invitae’s balance sheet is among the strongest in this industry that we expect to consolidate, putting the company in a good position to maintain its market leadership. Despite this positive positioning, the stock’s performance in 2021 was challenged by industry/sector rotation, modestly negative revenue estimate revisions, and the sentiment impact of a peer's weaker than expected new product launch.

Cambium Networks (Ticker: CMBM) also detracted from the Fund’s returns. Cambium sells wireless broadband networking infrastructure solutions for networking operators and Wi-Fi solutions to network operators and enterprises. Cambium’s stock declined after the company reported earnings in late October indicating a significant negative impact from supply chain constraints resulting in a more than 15% shortfall versus consensus revenues expectations while also pointing to continued challenging supply chain conditions through the first half of 2022.
Our outlook for the economy and earnings remains positive as there are multiple drivers supporting the current expansion. However, near-term, the difficult market action has been dominated by concerns about the pace of Fed tapering, likely interest rate hikes in 2022, elevated inflation and the rise in Omicron cases. Overall, we continue to see many dynamic investment opportunities in attractive and strong industries, which fit our investment philosophy of companies exhibiting growth inflections, differentiation, market share gains, strong revenues and expanding profitability.
Corporate earnings appear robust and have made new highs, even though equities have pulled back from their highs earlier this year. We continue to view smaller cap valuations to be attractive on a relative basis versus large caps when comparing market data over the past four decades. Earnings growth rates for smaller companies are typically much stronger than those of large cap companies. We believe that the combination of higher earnings and lower stock prices have created more attractive valuations and have set up an attractive dynamic as the market looks ahead and into 2022. As the market digests the current macro uncertainties, we continue to uncover many appealing opportunities both among cyclicals as well as secular growth companies.
Thank you for investing alongside us in the Driehaus Small Cap Growth Fund. We appreciate your continued confidence in our management capabilities.
Sincerely,

Jeff James Lead Portfolio Manager	Michael Buck Portfolio Manager

Prakash Vijayan Assistant Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Small Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Partnership), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.
	Fund Only			Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/21	1 Year	3 Years	Since Inception (8/21/17 - 12/31/21)	5 Years	10 Years
Driehaus Small Cap Growth Fund Investor Class (DVSMX)[1]	21.12%	40.64%	32.34%	30.30%	22.34%
Driehaus Small Cap Growth Fund Institutional Class (DNSMX)[1]	21.44%	41.07%	32.72%	30.62%	22.49%
Russell 2000® Growth Index[2]	2.83%	21.17%	15.17%	14.53%	14.14%

[1]	The Driehaus Small Cap Growth Fund (“the Fund”) performance shown above includes the performance of the Driehaus Institutional Small Cap, L.P. (the “Predecessor Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Partnership was managed by the same investment team with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Partnership’s assets together with the assets of the Driehaus Institutional Small Cap Recovery Fund, L.P., Driehaus Small Cap Recovery Fund, L.P. and Driehaus Small Cap Investors, L.P. (together, the “Limited Partnerships”) on August 21, 2017. The investment portfolios of the Limited Partnerships were identical and therefore had similar performance. The performance of the Predecessor Partnership is shown here because it has been in operation the longest. The Predecessor Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Partnership’s performance has not been restated to reflect estimated expenses applicable to each class of shares of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Russell 2000® Growth Index measures the performance of the small cap growth segment of the US Equity universe. It includes those Russell 2000® companies with higher price-value ratio and higher forecasted growth values. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small cap growth segment of the market. Data is calculated with net dividend reinvestment. Source: FTSE Russell.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 99.30%
INFORMATION TECHNOLOGY — 24.23%
Semiconductors & Semiconductor Equipment — 14.13%
Ambarella, Inc. *	83,510	$16,943,344
Axcelis Technologies, Inc. *	143,019	10,663,497
Impinj, Inc. *	62,476	5,541,621
Lattice Semiconductor Corp. *	136,391	10,510,290
MaxLinear, Inc. *	144,095	10,863,322
Silicon Motion Technology Corp. - ADR [1]	70,236	6,674,527
SiTime Corp. *	37,538	10,981,366
Synaptics, Inc. *	21,502	6,225,044
Ultra Clean Holdings, Inc. *	134,060	7,689,682
		86,092,693
Software — 4.32%
ChannelAdvisor Corp. *	172,750	4,263,470
CyberArk Software Ltd. 1,*	17,908	3,103,098
Docebo, Inc. 1,*	98,357	6,625,328
Monday.com Ltd. 1,*	15,783	4,872,528
Zscaler, Inc. *	23,216	7,459,997
		26,324,421
IT Services — 3.59%
DigitalOcean Holdings, Inc. *	33,017	2,652,256
Endava PLC - SP ADR 1,*	64,479	10,827,314
Grid Dynamics Holdings, Inc. *	221,221	8,399,761
		21,879,331
Communications Equipment — 2.19%
Calix, Inc. *	166,833	13,341,635
Total INFORMATION TECHNOLOGY (Cost $92,758,780)		147,638,080
HEALTH CARE — 20.49%
Biotechnology — 12.15%
Beam Therapeutics, Inc. *	26,576	2,117,841
Biohaven Pharmaceutical Holding Co. Ltd. *	23,216	3,199,397
Blueprint Medicines Corp. *	47,405	5,077,550
Centessa Pharmaceuticals PLC - ADR *	120,758	1,359,735
Crinetics Pharmaceuticals, Inc. *	193,737	5,504,068
Cytokinetics, Inc. *	225,162	10,262,884
Halozyme Therapeutics, Inc. *	83,342	3,351,182
Intellia Therapeutics, Inc. *	23,955	2,832,439
Invitae Corp. *	108,439	1,655,863
Kymera Therapeutics, Inc. *	49,689	3,154,755
Merus NV 1,*	78,117	2,484,121
Mirati Therapeutics, Inc. *	25,584	3,752,917
Morphic Holding, Inc. *	54,444	2,579,557
Natera, Inc. *	33,260	3,106,151
	Shares, Principal Amount, or Number of Contracts	Value
Nuvalent, Inc. - A *	117,622	$2,239,523
Relay Therapeutics, Inc. *	284,016	8,722,131
SpringWorks Therapeutics, Inc. *	132,544	8,215,077
Xenon Pharmaceuticals, Inc. 1,*	141,970	4,435,143
		74,050,334
Life Sciences Tools & Services — 2.82%
Codexis, Inc. *	75,562	2,362,824
Medpace Holdings, Inc. *	49,399	10,751,198
Repligen Corp. *	15,436	4,088,070
		17,202,092
Health Care Equipment & Supplies — 1.79%
AtriCure, Inc. *	44,007	3,059,807
Inmode Ltd. 1,*	40,777	2,878,041
Shockwave Medical, Inc. *	27,868	4,969,700
		10,907,548
Health Care Providers & Services — 1.71%
AMN Healthcare Services, Inc. *	84,886	10,384,105
Health Care Technology — 1.48%
Inspire Medical Systems, Inc. *	28,682	6,598,581
OptimizeRx Corp. *	38,512	2,391,980
		8,990,561
Pharmaceuticals — 0.54%
DICE Therapeutics, Inc. *	130,512	3,303,259
Total HEALTH CARE (Cost $102,814,045)		124,837,899
INDUSTRIALS — 18.83%
Machinery — 4.09%
Chart Industries, Inc. *	17,683	2,820,261
Evoqua Water Technologies Corp. *	143,253	6,697,078
Kornit Digital Ltd. 1,*	61,165	9,312,371
The Shyft Group, Inc.	123,960	6,090,155
		24,919,865
Electrical Equipment — 3.81%
Atkore, Inc. *	58,657	6,522,072
Fluence Energy, Inc. *	101,793	3,619,759
Generac Holdings, Inc. *	7,133	2,510,245
Vicor Corp. *	83,361	10,585,180
		23,237,256
Professional Services — 2.75%
Exponent, Inc.	51,346	5,993,618
KBR, Inc.	132,506	6,309,936
Korn Ferry	58,338	4,417,937
		16,721,491
Construction & Engineering — 1.92%
Ameresco, Inc. - A *	53,358	4,345,476

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
WillScot Mobile Mini Holdings Corp. *	180,604	$7,375,867
		11,721,343
Trading Companies & Distributors — 1.72%
Core & Main, Inc. - A *	206,515	6,265,665
Herc Holdings, Inc.	26,866	4,205,872
		10,471,537
Commercial Services & Supplies — 1.48%
Montrose Environmental Group, Inc. *	56,373	3,974,860
Tetra Tech, Inc.	29,750	5,051,550
		9,026,410
Road & Rail — 1.43%
Saia, Inc. *	25,855	8,713,911
Building Products — 0.63%
Armstrong World Industries, Inc.	33,054	3,838,231
Aerospace & Defense — 0.61%
Axon Enterprise, Inc. *	23,655	3,713,835
Air Freight & Logistics — 0.39%
Forward Air Corp.	19,509	2,362,345
Total INDUSTRIALS (Cost $86,115,848)		114,726,224
CONSUMER DISCRETIONARY — 15.28%
Household Durables — 4.13%
Century Communities, Inc.	88,004	7,197,847
Installed Building Products, Inc.	47,180	6,591,990
Skyline Champion Corp. *	143,683	11,348,083
		25,137,920
Hotels, Restaurants & Leisure — 3.32%
Dutch Bros, Inc. - A *	59,986	3,053,887
Everi Holdings, Inc. *	114,028	2,434,498
Krispy Kreme, Inc.	181,745	3,438,615
Papa John's International, Inc.	36,695	4,897,682
SeaWorld Entertainment, Inc. *	98,816	6,409,206
		20,233,888
Specialty Retail — 2.42%
Boot Barn Holdings, Inc. *	97,636	12,014,110
National Vision Holdings, Inc. *	56,934	2,732,262
		14,746,372
Leisure Products — 2.11%
Callaway Golf Co. *	84,877	2,329,025
Hayward Holdings, Inc. *	245,186	6,431,229
Latham Group, Inc. *	163,978	4,104,369
		12,864,623
Auto Components — 1.44%
Fox Factory Holding Corp. *	21,016	3,574,821
	Shares, Principal Amount, or Number of Contracts	Value
Gentherm, Inc. *	60,080	$5,220,952
		8,795,773
Textiles, Apparel & Luxury Goods — 1.26%
Crocs, Inc. *	59,930	7,684,225
Internet & Direct Marketing Retail — 0.60%
Revolve Group, Inc. *	65,472	3,669,051
Total CONSUMER DISCRETIONARY (Cost $74,741,750)		93,131,852
FINANCIALS — 7.91%
Banks — 5.05%
Customers Bancorp, Inc. *	76,705	5,014,206
Live Oak Bancshares, Inc.	88,968	7,766,017
Silvergate Capital Corp. - A *	36,349	5,386,922
The Bancorp, Inc. *	103,047	2,608,120
Triumph Bancorp, Inc. *	83,969	9,999,028
		30,774,293
Insurance — 1.49%
BRP Group, Inc. - A *	95,352	3,443,161
Kinsale Capital Group, Inc.	23,649	5,625,860
		9,069,021
Capital Markets — 1.37%
CI Financial Corp. [1]	224,086	4,683,397
StepStone Group, Inc. - A	88,977	3,698,774
		8,382,171
Total FINANCIALS (Cost $40,144,951)		48,225,485
CONSUMER STAPLES — 3.94%
Beverages — 2.81%
Celsius Holdings, Inc. *	147,241	10,979,761
The Duckhorn Portfolio, Inc. *	264,357	6,170,093
		17,149,854
Personal Products — 1.13%
The Beauty Health Co. *	284,156	6,865,209
Total CONSUMER STAPLES (Cost $19,521,553)		24,015,063
ENERGY — 3.59%
Oil, Gas & Consumable Fuels — 2.78%
Cameco Corp. [1]	200,898	4,381,585
Green Plains, Inc. *	75,104	2,610,615
Magnolia Oil & Gas Corp. - A	302,682	5,711,609
Matador Resources Co.	114,018	4,209,545
		16,913,354
Energy Equipment & Services — 0.81%
Aspen Aerogels, Inc. *	99,106	4,934,488
Total ENERGY (Cost $19,311,436)		21,847,842

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
MATERIALS — 3.44%
Metals & Mining — 1.44%
MP Materials Corp. *	192,408	$8,739,171
Chemicals — 1.06%
Livent Corp. *	265,715	6,478,132
Construction Materials — 0.94%
Summit Materials, Inc. - A *	142,944	5,737,772
Total MATERIALS (Cost $16,964,527)		20,955,075
COMMUNICATION SERVICES — 1.59%
Interactive Media & Services — 1.59%
Cargurus, Inc. *	118,708	3,993,337
ZipRecruiter, Inc. - A *	227,905	5,683,951
		9,677,288
Total COMMUNICATION SERVICES (Cost $10,536,924)		9,677,288
Total COMMON STOCKS (Cost $462,909,814)		605,054,808
SHORT TERM INVESTMENTS — 0.64%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 0.01% [2] (Cost $3,893,758)	3,893,758	3,893,758

TOTAL INVESTMENTS (Cost $466,803,572)	99.94%	$608,948,566
Other Assets In Excess of Liabilities	0.06%	363,075
Net Assets	100.00%	$609,311,641

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2021 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	99.30%
Short Term Investments	0.64%
Total Investments	99.94%
Other Assets In Excess of Liabilities	0.06%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2021

Industry	Percent of Net Assets
Aerospace & Defense	0.61
Air Freight & Logistics	0.39
Auto Components	1.44
Banks	5.05
Beverages	2.81
Biotechnology	12.15
Building Products	0.63
Capital Markets	1.37
Chemicals	1.06
Commercial Services & Supplies	1.48
Communications Equipment	2.19
Construction & Engineering	1.92
Construction Materials	0.94
Electrical Equipment	3.81
Energy Equipment & Services	0.81
Health Care Equipment & Supplies	1.79
Health Care Providers & Services	1.71
Health Care Technology	1.48
Hotels, Restaurants & Leisure	3.32
Household Durables	4.13
Insurance	1.49
Industry	Percent of Net Assets
Interactive Media & Services	1.59
Internet & Direct Marketing Retail	0.60
IT Services	3.59
Leisure Products	2.11
Life Sciences Tools & Services	2.82
Machinery	4.09
Metals & Mining	1.44
Money Market Fund	0.64
Oil, Gas & Consumable Fuels	2.78
Personal Products	1.13
Pharmaceuticals	0.54
Professional Services	2.75
Road & Rail	1.43
Semiconductors & Semiconductor Equipment	14.13
Software	4.32
Specialty Retail	2.42
Textiles, Apparel & Luxury Goods	1.26
Trading Companies & Distributors	1.72
Other Assets In Excess of Liabilities	0.06
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Small/Mid Cap Growth Fund (the “Fund”) returned 18.32% for the year ended December 31, 2021. This return outperformed the Fund’s benchmark, the Russell 2500® Growth Index (the “Benchmark”), which returned 5.04% for the same period.
2021 in many ways was nearly the opposite of 2020 in terms of what drove U.S. market performance. Cyclical, large cap, and value-oriented positions dominated, whereas secular industries, small caps and growth-oriented stocks dominated 2020. The year 2021 was characterized by strong economic growth and robust corporate earnings as the economy is now in year two of a new cycle post the COVID-19 recession that took hold in early 2020. The rate of economic growth has declined from peak levels in the second quarter of 2021 as year-over-year comparisons got tougher, fiscal stimulus eased, supply and labor shortages accelerated, and Delta and the Omicron variant waves cycled through the global population.
In late November 2021, U.S. Federal Reserve Chair Jerome Powell signaled a more hawkish pivot in tone and accelerated the pace of tapering the Fed’s Quantitative Easing (QE) program. This is expected to lead to several rate hikes in 2022. The pivot by the Fed in response to persistent inflation and already low unemployment rates has sparked another “Taper Tantrum” in the equity markets. Over the past year, inflation has been higher than many expected. Fiscal and monetary policy, pent-up demand, rising rents and home prices, and severe labor shortages and supply chain disruptions have all contributed to the rise in inflation. We foresee some of these factors to be more temporary, such as fiscal policy stimulus, and other factors to ease more gradually, such as the supply chain stress, and inventory and staffing shortages. It is, however, our belief that rising wages and rents will be stickier and continue to put upward pressure on inflation risks. Considering all these factors together, we agree with several key market strategists that inflation will gradually ease later in 2022, and the years ahead will see diminished inflation, ending with levels modestly above the pre-pandemic average.
Looking ahead to 2022, we expect above trend economic growth, which should drive continued earnings growth, especially for the smaller cap equities in which we invest. On the inflation front, we expect that price gains will begin to ease in a generally higher interest rate environment.
For the year 2021, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the information technology, industrials and healthcare sectors.
Crocs, Inc. (ticker: CROX) was the top contributor to the Fund’s performance for the year. Crocs is a world leader in innovative casual footwear. The company’s signature clog footwear continued to grow in popularity in the US with improved momentum in Europe and Asia as the year progressed. The stock appreciated meaningfully as revenue and earnings growth came in well above expectations and consensus estimates for 2022 earnings per share increased from $3.28 at the start of 2021 to $9.45 by year end.
Ambarella, Inc. (Ticker: AMBA) was also a top contributor to Fund performance for the year. Ambarella engages in the development and sale of video compression, image processing, and computer vision solutions. The company saw a significant inflection in revenue and earnings trends with consensus estimates for 2021 revenue and earnings being revised higher over the course of the year by more than 25% and 100%, respectively. This strong growth was driven by production volumes ramp of Artificial Intelligence (AI) powered Computer Vision (CV) processor chips for the auto and security end markets.
During the year, security selection in consumer services and discretionary, real estate and utilities detracted from the Fund’s performance versus the Benchmark.
The holding that detracted the most from the Fund’s return during in 2021 was Elastic NV (ticker: ESTC). The company engages in the provision of opensource search and analytics engine services. Elastic declined later in the year after the company reported earnings that signaled a deceleration in revenue growth trends from 40% year over year to mid-30% year over year growth for 2022 along with increased operating expenses.
Invitae, Corp. (ticker: NVTA) also detracted from the Fund’s returns. Invitae is a sequencing-based diagnostics company commercializing tests in a wide range of diseases. Its end market is among the biggest and fastest growing within healthcare, and Invitae is the unit-cost leader, along with owning top-five volume share. In addition, Invitae’s balance sheet is among the strongest in this industry that we expect to consolidate, putting the company in a good position to maintain its market leadership. Despite this positive positioning, the stock’s performance in 2021 was challenged by industry/sector rotation, modestly negative revenue estimate revisions, and the sentiment impact of a peer's weaker than expected new product launch.
Our outlook for the economy and earnings remains positive as there are multiple drivers supporting the current expansion. However, near-term, the difficult market action has been dominated by concerns about the pace of Fed tapering, likely interest rate hikes in 2022, elevated inflation and the rise in Omicron cases. Overall, we continue to see many dynamic investment opportunities in attractive and strong industries, which fit our investment philosophy of companies exhibiting growth inflections, differentiation, market share gains, strong revenues and expanding profitability.
Corporate earnings appear robust and have made new highs, even though equities have pulled back from their highs earlier this year. We continue to view smaller cap valuations to be attractive on a relative basis versus large caps when comparing market data over the past four decades. Earnings growth rates for smaller companies are typically much stronger than those of large cap companies. We believe that the combination of higher earnings and lower stock prices have created more attractive valuations and have set up an attractive dynamic as the market looks ahead and into 2022. As the market digests the current macro uncertainties, we continue to uncover many appealing opportunities both among cyclicals as well as secular growth companies.
Thank you for investing alongside us in the Driehaus Small/Mid Cap Growth Fund. We appreciate your continued confidence in our management capabilities.
Sincerely,

Jeff James Lead Portfolio Manager	Michael Buck Portfolio Manager

Prakash Vijayan Assistant Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Small/Mid Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund since May 1, 2020 (the date of the fund's inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.
Average Annual Total Returns as of 12/31/21	1 Year	Since Inception (5/1/20 - 12/31/21)
Driehaus Small/Mid Cap Growth Fund (DSMDX)[1]	18.32%	54.17%
Russell 2500® Growth Index[2]	5.04%	35.24%

[1]	The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Russell 2500® Growth Index measures the performance of the small to midcap growth segment of the US Equity universe. It measures the performance of those Russell 2500® Index companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small to midcap growth segment of the market. Data is calculated with net dividend reinvestment. Source: FTSE Russell.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 99.47%
INFORMATION TECHNOLOGY — 27.49%
Semiconductors & Semiconductor Equipment — 13.88%
Ambarella, Inc. *	3,228	$654,929
Axcelis Technologies, Inc. *	2,625	195,720
Enphase Energy, Inc. *	1,861	340,451
Lattice Semiconductor Corp. *	4,545	350,238
MaxLinear, Inc. *	3,890	293,267
Monolithic Power Systems, Inc.	256	126,293
ON Semiconductor Corp. *	7,809	530,387
SiTime Corp. *	1,237	361,872
Synaptics, Inc. *	645	186,734
Wolfspeed, Inc. *	1,590	177,714
		3,217,605
IT Services — 5.94%
DigitalOcean Holdings, Inc. *	904	72,618
Endava PLC - SP ADR 1,*	2,028	340,542
EPAM System, Inc. *	235	157,086
Globant SA 1,*	1,399	439,412
MongoDB, Inc. *	692	366,310
		1,375,968
Software — 4.55%
Bill.com Holdings, Inc. *	1,194	297,485
CyberArk Software Ltd. 1,*	688	119,217
HubSpot, Inc. *	176	116,010
Monday.com Ltd. 1,*	604	186,467
Zscaler, Inc. *	1,040	334,183
		1,053,362
Communications Equipment — 2.43%
Calix, Inc. *	7,030	562,189
Electronic Equipment, Instruments & Components — 0.69%
Trimble, Inc. *	1,848	161,127
Total INFORMATION TECHNOLOGY (Cost $4,126,075)		6,370,251
HEALTH CARE — 20.49%
Biotechnology — 8.97%
Alnylam Pharmaceuticals, Inc. *	1,115	189,082
Argenx SE - ADR 1,*	284	99,454
Ascendis Pharma A/S - ADR 1,*	473	63,633
Biohaven Pharmaceutical Holding Co. Ltd. *	1,211	166,888
Blueprint Medicines Corp. *	1,554	166,449
Exact Sciences Corp. *	901	70,125
Halozyme Therapeutics, Inc. *	3,255	130,884
Horizon Therapeutics PLC *	1,787	192,567
Intellia Therapeutics, Inc. *	918	108,544
Kymera Therapeutics, Inc. *	2,105	133,646
Mirati Therapeutics, Inc. *	1,015	148,890
	Shares, Principal Amount, or Number of Contracts	Value
Natera, Inc. *	1,287	$120,193
Relay Therapeutics, Inc. *	5,989	183,922
SpringWorks Therapeutics, Inc. *	4,916	304,694
		2,078,971
Life Sciences Tools & Services — 5.23%
Bio-Techne Corp.	624	322,820
ICON PLC 1,*	372	115,208
Medpace Holdings, Inc. *	1,889	411,122
PerkinElmer, Inc.	1,019	204,880
Repligen Corp. *	591	156,521
		1,210,551
Health Care Equipment & Supplies — 2.73%
Insulet Corp. *	1,024	272,456
Shockwave Medical, Inc. *	1,395	248,770
Tandem Diabetes Care, Inc. *	746	112,288
		633,514
Health Care Providers & Services — 1.86%
AMN Healthcare Services, Inc. *	3,528	431,580
Health Care Technology — 1.09%
Inspire Medical Systems, Inc. *	1,095	251,916
Pharmaceuticals — 0.61%
Arvinas, Inc. *	1,729	142,020
Total HEALTH CARE (Cost $4,169,902)		4,748,552
INDUSTRIALS — 19.28%
Machinery — 4.52%
Chart Industries, Inc. *	772	123,126
ITT, Inc.	1,372	140,205
Kornit Digital Ltd. 1,*	2,144	326,424
Nordson Corp.	807	206,003
The Middleby Corp. *	1,280	251,853
		1,047,611
Trading Companies & Distributors — 3.83%
Core & Main, Inc. - A *	10,195	309,316
Triton International Ltd.	1,934	116,485
United Rentals, Inc. *	651	216,321
Watsco, Inc.	781	244,359
		886,481
Electrical Equipment — 3.81%
Acuity Brands, Inc.	1,067	225,905
Regal Rexnord Corp.	1,559	265,311
Vicor Corp. *	3,086	391,860
		883,076
Road & Rail — 1.84%
Hertz Global Holdings, Inc. *	4,725	118,078
Knight-Swift Transportation Holdings, Inc.	1,838	112,008

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
Old Dominion Freight Line, Inc.	549	$196,750
		426,836
Construction & Engineering — 1.77%
Quanta Services, Inc.	1,018	116,724
WillScot Mobile Mini Holdings Corp. *	7,166	292,659
		409,383
Air Freight & Logistics — 1.19%
GXO Logistics, Inc. *	3,042	276,305
Commercial Services & Supplies — 0.87%
Tetra Tech, Inc.	1,187	201,552
Professional Services — 0.87%
Exponent, Inc.	1,723	201,126
Aerospace & Defense — 0.58%
Axon Enterprise, Inc. *	860	135,020
Total INDUSTRIALS (Cost $3,643,276)		4,467,390
CONSUMER DISCRETIONARY — 17.20%
Textiles, Apparel & Luxury Goods — 4.24%
Capri Holdings Ltd. 1,*	2,045	132,741
Crocs, Inc. *	2,555	327,602
Deckers Outdoor Corp. *	461	168,869
On Holding AG - A 1,*	3,258	123,185
Under Armour, Inc. - A *	10,830	229,488
		981,885
Household Durables — 3.33%
Skyline Champion Corp. *	4,181	330,215
Toll Brothers, Inc.	3,545	256,623
TopBuild Corp. *	668	184,308
		771,146
Hotels, Restaurants & Leisure — 3.05%
Caesars Entertainment, Inc. *	1,290	120,654
Planet Fitness, Inc. - A *	2,004	181,522
SeaWorld Entertainment, Inc. *	3,464	224,675
Vail Resorts, Inc.	548	179,689
		706,540
Specialty Retail — 1.76%
Ulta Beauty, Inc. *	989	407,804
Auto Components — 1.75%
Fox Factory Holding Corp. *	1,135	193,064
Gentherm, Inc. *	2,441	212,123
		405,187
Leisure Products — 1.31%
Callaway Golf Co. *	3,877	106,385
Hayward Holdings, Inc. *	7,576	198,718
		305,103
	Shares, Principal Amount, or Number of Contracts	Value
Distributors — 1.26%
LKQ Corp.	4,872	$292,466
Internet & Direct Marketing Retail — 0.50%
Revolve Group, Inc. *	2,075	116,283
Total CONSUMER DISCRETIONARY (Cost $3,385,117)		3,986,414
FINANCIALS — 3.99%
Banks — 2.87%
Signature Bank	1,179	381,371
SVB Financial Group *	421	285,539
		666,910
Insurance — 1.12%
Kinsale Capital Group, Inc.	660	157,008
Ryan Specialty Group Holdings, Inc. - A *	2,529	102,045
		259,053
Total FINANCIALS (Cost $662,500)		925,963
MATERIALS — 3.67%
Chemicals — 1.53%
Albemarle Corp.	1,041	243,355
CF Industries Holdings, Inc.	1,577	111,620
		354,975
Construction Materials — 1.10%
Summit Materials, Inc. - A *	6,346	254,728
Metals & Mining — 1.04%
MP Materials Corp. *	5,281	239,863
Total MATERIALS (Cost $693,405)		849,566
ENERGY — 2.64%
Oil, Gas & Consumable Fuels — 2.64%
Callon Petroleum Co. *	1,981	93,602
Cameco Corp. [1]	10,574	230,619
Diamondback Energy, Inc.	2,663	287,205
		611,426
Total ENERGY (Cost $579,418)		611,426
COMMUNICATION SERVICES — 2.25%
Entertainment — 1.31%
Endeavor Group Holdings, Inc. *	5,449	190,116
Warner Music Group Corp. - A	2,594	112,009
		302,125
Interactive Media & Services — 0.94%
Cargurus, Inc. *	3,016	101,458

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
ZipRecruiter, Inc. - A *	4,699	$117,193
		218,651
Total COMMUNICATION SERVICES (Cost $519,645)		520,776
CONSUMER STAPLES — 1.94%
Beverages — 1.05%
Celsius Holdings, Inc. *	3,256	242,800
Personal Products — 0.89%
Olaplex Holdings, Inc. *	7,105	206,968
Total CONSUMER STAPLES (Cost $390,108)		449,768
REAL ESTATE — 0.52%
Real Estate Management & Development — 0.52%
Jones Lang LaSalle, Inc. *	450	121,203
Total REAL ESTATE (Cost $119,477)		121,203
Total COMMON STOCKS (Cost $18,288,923)		23,051,309
SHORT TERM INVESTMENTS — 1.21%
Northern Institutional Government Portfolio (Shares Class), 0.00% [2] (Cost $279,442)	279,442	279,442

TOTAL INVESTMENTS (Cost $18,568,365)	100.68%	$23,330,751
Liabilities In Excess of Other Assets	(0.68)%	(157,002)
Net Assets	100.00%	$23,173,749

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2021 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	99.47%
Short Term Investments	1.21%
Total Investments	100.68%
Liabilities In Excess of Other Assets	(0.68)%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2021

Industry	Percent of Net Assets
Aerospace & Defense	0.58
Air Freight & Logistics	1.19
Auto Components	1.75
Banks	2.87
Beverages	1.05
Biotechnology	8.97
Chemicals	1.53
Commercial Services & Supplies	0.87
Communications Equipment	2.43
Construction & Engineering	1.77
Construction Materials	1.10
Distributors	1.26
Electrical Equipment	3.81
Electronic Equipment, Instruments & Components	0.69
Entertainment	1.31
Health Care Equipment & Supplies	2.73
Health Care Providers & Services	1.86
Health Care Technology	1.09
Hotels, Restaurants & Leisure	3.05
Household Durables	3.33
Insurance	1.12
Interactive Media & Services	0.94
Industry	Percent of Net Assets
Internet & Direct Marketing Retail	0.50
IT Services	5.94
Leisure Products	1.31
Life Sciences Tools & Services	5.23
Machinery	4.52
Metals & Mining	1.04
Money Market Fund	1.21
Oil, Gas & Consumable Fuels	2.64
Personal Products	0.89
Pharmaceuticals	0.61
Professional Services	0.87
Real Estate Management & Development	0.52
Road & Rail	1.84
Semiconductors & Semiconductor Equipment	13.88
Software	4.55
Specialty Retail	1.76
Textiles, Apparel & Luxury Goods	4.24
Trading Companies & Distributors	3.83
Liabilities In Excess of Other Assets	(0.68)
TOTAL	100.00

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Event Driven Fund (“Fund”) returned 7.29% for the year ended December 31, 2021, while the S&P 500 Index (the “Benchmark”) returned 28.71% for the same period, and the FTSE 3-Month T-Bill Index, an additional index against which the Fund’s performance may be compared, returned 0.05%.
With the turn of the calendar behind us, we spent the last few weeks reflecting on yet another eventful year in the financial markets. Like last year, our macro forecasting model yet again failed to predict some of the more unexpected twists and turns. Fortunately, we are not in the macro prediction game, and we instead focus on identifiable catalysts across our large investment universe. A look back over the past year’s letters depict two things that consistently caught our attention: the buildup of choppy undercurrents beneath seemingly calm markets, and this cycle’s impressive breadth of corporate activity.
Notably, we believe that the interplay between these two subplots produced an attractive event driven opportunity set. The combination and shifting uncertainty set the stage for nimble investors, with flexible mandates like that of the Fund, to capitalize on opportunities as they arose.
During the year, the Fund was able to utilize our investment process across our three primary investment strategies: arbitrage, opportunistic credit, and catalyst driven equities. Encouragingly, each of these categories contributed an attractive return to the Fund’s performance, which further highlights the benefit of our opportunistic multi-strategy approach to event driven investing. The largest contribution came from the catalyst driven equity category, which had an average allocation of nearly half of the portfolio throughout the year (48%). Inclusive of the portfolio hedges, the return on capital on those investments was 13%. With respect to the credit and arbitrage portions of the portfolio, both averaged similar weightings for the year, at 18% and 17%, respectively, while returning 9% and 7% on capital.
Within the Fund, we seek volatility below that of the Benchmark. In 2021, Fund volatility was 8.14% versus Benchmark volatility of 13.09%. The Fund’s 100-day volatility (at December 31, 2021) was limited to 56% of that of the Benchmark. The Fund’s risk stats remained muted during the year, with a market beta* of 0.38 and a correlation** of 0.61 relative to the S&P 500.
To start 2022, the Fund’s allocation by strategy remains largely in-line with its 2021 average levels: catalyst driven equities now represent approximately 53% of the Fund, we have increased opportunistic credit exposure to approximately 25% and risk arbitrage sits just below 17%. We have increased the Fund’s portfolio-level hedges to counter the increased market volatility stemming from the potential headwinds of COVID-19, inflation and the expected actions of the U.S. Federal Reserve; as a result, the Fund’s beta-adjusted net exposure is approximately 30%, which is below the Fund’s average level over the last year of 38%.
As the new year begins, volatility and change have once again come to the forefront of investor psyche, and we remain encouraged by the level of activity we are seeing across capital markets. The backdrop may be shifting – with increased fears of inflation amid a tricky Fed handoff – but the theme of robust corporate activity seems to be one of the few constants in the sea of market changes. We remain encouraged by the outlook across our three primary areas of investment and believe that the Fund is positioned to act opportunistically to capitalize on this favorable outlook for idiosyncratic investments.
As always, we thank you for investing alongside us in the Driehaus Event Driven Fund and appreciate your continued confidence in our management capabilities.

Sincerely,

Michael Caldwell Portfolio Manager	Tom McCauley Portfolio Manager	Yoav Sharon Portfolio Manager

*    Beta: A measure describing the relation of a portfolio’s returns with that of the financial market as a whole. A portfolio with a beta of 0 means that its price is not at all correlated with the market. A positive beta means that the portfolio generally follows the market. A negative beta shows that the portfolio inversely follows the market; the portfolio generally decreases in value if the market goes up and vice versa.
**    Correlation: Shows the strength of a relationship between two variables and is expressed numerically by the correlation coefficient.
Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Event Driven Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund since August 26, 2013 (the date of the fund's inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.
Average Annual Total Returns as of 12/31/21	1 Year	3 Years	5 Years	Since Inception (8/26/13 - 12/31/21)
Driehaus Event Driven Fund (DEVDX)[1]	7.29%	16.96%	9.89%	6.86%
S&P 500 Index[2]	28.71%	26.07%	18.47%	15.67%
FTSE 3-Month T-Bill Index[3]	0.05%	0.96%	1.11%	0.71%

[1]	The returns for the periods prior to March 1, 2014, reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group. It is a market-weighted index, with each stock’s weight in the index proportionate to its market value.
[3]	The FTSE 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The FTSE 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
CORPORATE BONDS — 21.08%
Auto Manufacturers — 2.80%
Mclaren Finance PLC 7.50%, 8/1/26 [1,2,3]	$5,659,000	$5,708,516
Diversified Financial Services — 2.14%
Home Point Capital, Inc. 5.00%, 2/1/26 [1,2]	4,698,000	4,357,395
Electric — 2.41%
Vistra Corp. 8.00%, (U.S. Treasury Yield Curve Rate CMT 5Y + 693 basis points), 10/15/26 [1,4,5]	645,000	682,087
Vistra Corp. 7.00%, (U.S. Treasury Yield Curve Rate CMT 5Y + 574 basis points), 12/15/26 [1,4,5]	4,184,000	4,237,932
		4,920,019
Entertainment — 6.52%
AMC Entertainment Holdings, Inc. 10.50%, 4/15/25 [1]	349,000	371,685
AMC Entertainment Holdings, Inc. 10.50%, 4/24/26 [1]	1,369,000	1,454,563
AMC Entertainment Holdings, Inc. 10.00%, 6/15/26 [1]	3,510,000	3,469,635
Cinemark USA, Inc. 5.25%, 7/15/28 [1,2]	8,181,000	7,976,475
		13,272,358
Lodging — 1.71%
Arrow Bidco LLC 9.50%, 3/15/24 [1,2]	3,410,000	3,482,463
Pharmaceuticals — 1.67%
Curaleaf Holdings, Inc. 8.00%, 12/15/26 [1,3]	3,375,000	3,404,531
Retail — 1.90%
Guitar Center, Inc. 8.50%, 1/15/26 [1,2]	3,600,000	3,862,728
Trucking & Leasing — 1.93%
Fortress Transportation and Infrastructure Investors LLC 9.75%, 8/1/27 [1,2]	3,503,000	3,923,360
Total CORPORATE BONDS (Cost $42,429,132)		42,931,370
COMMON STOCKS — 67.08%
Auto Parts & Equipment — 2.33%
Holley, Inc. 2,*	364,894	4,739,973
Banks — 9.79%
Blue Foundry Bancorp 2,*	344,574	5,041,118
Eastern Bankshares, Inc. [2]	292,717	5,904,102
HarborOne Bancorp, Inc. [2]	242,755	3,602,484
	Shares, Principal Amount, or Number of Contracts	Value
Kearny Financial Corp./MD [2]	406,620	$5,387,715
		19,935,419
Biotechnology — 14.58%
Arena Pharmaceuticals, Inc. *	32,949	3,062,280
Ascendis Pharma A/S - ADR 2,3,*	13,514	1,818,038
Crinetics Pharmaceuticals, Inc. 2,*	290,406	8,250,434
DICE Therapeutics, Inc. 2,*	77,220	1,954,438
Elevation Oncology, Inc. *	366,814	2,208,217
EQRx, Inc. *	147,878	1,008,528
Relay Therapeutics, Inc. 2,*	182,698	5,610,656
Sema4 Holdings Corp. *	112,852	503,320
SpringWorks Therapeutics, Inc. 2,*	45,000	2,789,100
Xenon Pharmaceuticals, Inc. 2,3,*	79,707	2,490,047
		29,695,058
Engineering & Construction — 3.38%
WillScot Mobile Mini Holdings Corp. 2,*	168,662	6,888,156
Entertainment — 4.63%
Golden Entertainment, Inc. 2,*	186,492	9,423,441
Food — 0.91%
US Foods Holding Corp. 2,*	53,000	1,845,990
Healthcare - Products — 1.38%
Minerva Surgical, Inc. *	21,917	112,653
SeaSpine Holdings Corp. *	91,750	1,249,635
SomaLogic, Inc. 2,*	124,795	1,452,614
		2,814,902
Healthcare - Services — 1.06%
Invitae Corp. 2,*	141,171	2,155,681
Holding Companies - Diversified — 14.13%
Class Acceleration Corp. - A 6,*	108,472	1,053,263
Corazon Capital V838 Monoceros Corp. - A 2,6,*	189,734	1,834,728
DA32 Life Science Tech Acquisition Corp. - A 6,*	256,200	2,513,322
EJF Acquisition Corp. - A 2,6,*	330,122	3,278,111
First Light Acquisition Group, Inc. - A 6,*	386,250	3,789,113
Flag U Founders 6,*,^	24,357	—
FTAC Zeus Acquisition Corp. 6,*	133,692	1,336,920
Jack Creek Investment Corp. - A 6,*	302,994	2,957,221
L&F Acquisition Corp. - A 2,6,*	185,742	1,862,992
Live Oak Mobility Acquisition Corp. 6,*	28,843	288,430
Live Oak Mobility Acquisition Corp. - A 2,6,*	185,419	1,811,544

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
Logistics Innovation Technologies Corp. - A 6,*	192,225	$1,858,816
Senior Connect Acquisition Corp. I - A 2,6,*	190,710	1,857,515
Tekkorp Digital Acquisition Corp. - A 2,6,*	189,734	1,884,059
Tishman Speyer Innovation Corp. II - A 2,6,*	184,448	1,798,368
Z-Work Acquisition Corp. - A 6,*	67,660	658,332
		28,782,734
Internet — 0.85%
Solo Brands, Inc. - A 2,*	110,977	1,734,570
Media — 1.07%
Altice USA, Inc. - A 2,*	134,395	2,174,511
Metal Fabricate/Hardware — 1.94%
Hillman Solutions Corp. 2,*	368,616	3,962,622
Pharmaceuticals — 1.74%
Curaleaf Holdings, Inc. *	133,228	1,199,052
Cytokinetics, Inc. *	51,359	2,340,943
		3,539,995
Retail — 0.41%
Cannae Holdings, Inc. *	24,052	845,428
Savings & Loans — 2.43%
Berkshire Hills Bancorp, Inc. [2]	173,918	4,944,489
Telecommunications — 3.06%
Telephone and Data Systems, Inc. [2]	157,504	3,173,706
T-Mobile US, Inc. 2,*	26,294	3,049,578
		6,223,284
Transportation — 3.39%
Air Transport Services Group, Inc. 2,*	157,288	4,621,121
XPO Logistics, Inc. 2,*	29,442	2,279,694
		6,900,815
Total COMMON STOCKS (Cost $125,567,400)		136,607,068
PRIVATE INVESTMENT IN PUBLIC EQUITY (PIPES) — 1.42%
Healthcare - Products — 0.75%
SomaLogic, Inc. *	131,600	1,531,824
Biotechnology — 0.67%
Sema4 Holdings Corp. *	67,000	298,820
EQRx, Inc. *	153,962	1,050,021
Total PRIVATE INVESTMENT IN PUBLIC EQUITY (PIPES) (Cost $3,525,620)		2,880,665
PREFERRED STOCKS — 3.46%
Retail — 1.75%
Qurate Retail, Inc. 8.00%, [7]	34,496	3,560,677
	Shares, Principal Amount, or Number of Contracts	Value
Telecommunications — 1.71%
Telephone and Data Systems, Inc.	22,999	$631,552
Telephone and Data Systems, Inc. 1.50%, [7]	107,525	2,860,165
		3,491,717
Total PREFERRED STOCKS (Cost $6,752,973)		7,052,394
WARRANTS — 0.46%
Class Acceleration Corp. - A, Exp. 03/31/2028, Strike $11.50 *	54,236	27,606
Corazon Capital V838 Monoceros Corp. - A, Exp. 12/31/2028, Strike $11.50 *	53,713	37,062
Deep Lake Capital Acquisition Corp. - B, Exp. 12/31/2027, Strike $11.50 *	10,795	6,692
EJF Acquisition Corp. - A, Exp. 12/31/2027, Strike $11.50 *	110,040	141,952
EQRx, Inc., Exp. 12/31/2028, Strike $11.50 *	26,680	27,747
First Light Acquisition Group, Inc., Exp. 10/07/2023, Strike $11.50 *	193,125	96,582
Jack Creek Investment Corp., Exp. 12/31/2027, Strike $11.50 *	151,497	81,778
L&F Acquisition Corp. - A, Exp. 05/23/2027, Strike $11.50 *	65,250	45,603
Live Oak Mobility Acquisition Corp., Exp. 03/04/2028, Strike $11.50 *	37,083	42,645
Logistics Innovation Technologies Corp., Exp. 06/15/2028, Strike $11.50 *	64,075	52,548
Longview Acquisition Corp. II - A, Exp. 05/10/2026, Strike $11.50 *	45,820	38,942
Omnichannel Acquisition Corp. - A, Exp. 12/30/2027, Strike $11.50 *	184,250	108,339
Senior Connect Acquisition Corp. I - A, Exp 12/31/2027, Strike $11.50 *	62,919	33,033
SomaLogic, Inc., Exp. 12/31/2027, Strike $11.50 *	22,690	76,238
Tekkorp Digital Acquisition Corp., Exp. 01/24/2025, Strike $11.50 *	59,550	38,708
Thayer Ventures Acquisition Corp., Exp. 01/01/2030, Strike $11.50 *	35,733	35,015

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2021

	Shares, Principal Amount, or Number of Contracts	Value
Tishman Speyer Innovation Corp. II - A, Exp. 12/31/2027, Strike $11.50 *	36,889	$28,445
X4 Pharmaceuticals, Inc., Exp. 04/12/2024, Strike $13.20 *	5,547	671
Z-Work Acquisition Corp. - A, Exp. 12/31/2027, Strike $11.50 *	22,553	13,983
Total WARRANTS (Cost $168,618)		933,589
SHORT TERM INVESTMENTS — 4.83%
Northern Institutional Treasury Portfolio (Premier Class), 0.00% [8] (Cost $9,838,454)	9,838,454	9,838,454

TOTAL INVESTMENTS (Cost $188,282,197)	98.33%	$200,243,540
Other Assets In Excess of Liabilities	1.67%	3,390,998
Net Assets	100.00%	$203,634,538
INVESTMENT SECURITIES SOLD SHORT — (22.42)%
EXCHANGE-TRADED FUNDS — (22.42)%
ARK Genomic Revolution ETF *	(41,461)	(2,539,072)
iShares Biotechnology ETF	(28,860)	(4,404,613)
iShares Russell 2000 ETF	(48,718)	(10,837,319)
SPDR S&P Biotech ETF	(161,214)	(18,049,519)
SPDR S&P Regional Banking ETF	(138,555)	(9,816,622)
Total EXCHANGE-TRADED FUNDS (Proceeds $47,758,327)		(45,647,145)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $47,758,327)	(22.42)%	$(45,647,145)

ADR	American Depositary Receipt
CMT	Constant Maturity
PLC	Public Limited Company

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $42,931,370, which represents 21% of Net Assets (see Note F in the Notes to Financial Statements).
[2]	All or a portion of this security is pledged as collateral for short sales or derivatives transaction.
[3]	Foreign security denominated and/or traded in U.S. dollars.
[4]	Perpetual security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
[5]	Variable rate security. Rates disclosed as of December 31, 2021.
[6]	Special Purpose Acquisition Company (SPAC).
[7]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
[8]	7 day current yield as of December 31, 2021 is disclosed.
^	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustee. The security is valued using significant unobservable inputs.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Corporate Bonds	21.08%
Common Stocks	67.08%
Private Investment in Public Equity (PIPES)	1.42%
Preferred Stocks	3.46%
Warrants	0.46%
Short Term Investments	4.83%
Total Investments	98.33%
Other Assets In Excess of Liabilities	1.67%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2021

TOTAL RETURN SWAPS
OTC SWAP CONTRACTS
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

Financing Index: 1-Month ICE LIBOR USD + 0.6%	Cannae Holdings, Inc. (Monthly)	10/20/2022	GSC	USD	1,534,811	$136,103	$—	$136,103
Financing Index: 1-Month ICE LIBOR USD + 0.6%	Cannae Holdings, Inc. (Monthly)	10/24/2022	GSC	USD	846,352	75,053	—	75,053
Subtotal Appreciation						$211,156	$—	$211,156
GSCNNED2 Index (Monthly)	Financing Index: 1-Month ICE LIBOR USD - 0.5%	10/20/2022	GSC	USD	2,782,724	$(178,543)	$—	$(178,543)
GSCNNED2 Index (Monthly)	Financing Index: 1-Month ICE LIBOR USD - 0.5%	10/24/2022	GSC	USD	1,099,261	(70,531)	—	(70,531)
Subtotal Depreciation						$(249,074)	$—	$(249,074)
Net Total Return Swaps outstanding at December 31, 2021						$(37,918)	$—	$(37,918)
GSC - Goldman Sachs International
Notes to Financial Statements are an integral part of this Schedule.

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Driehaus Mutual Funds
Statements of Assets and Liabilities
December 31, 2021

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
ASSETS:
Investments, at cost	$1,755,107,305	$87,396,591
Investments securities, at fair value	$2,278,933,383	$109,233,625
Short-term securities, at fair value[1]	68,460,869	6,991,404
Warrant securities, at fair value[2]	—	—
Foreign currency, at fair value[3]	13,842,350	855,275
Unrealized appreciation on open OTC swap contracts	—	—
Cash	—	—
Deposit at broker for securities sold short	—	—
Receivable for investment securities sold	—	—
Receivable for fund shares sold	1,048,747	19,123
Receivable for interest and dividends	4,835,660	47,543
Prepaid expenses	156,575	23,084

TOTAL ASSETS	2,367,277,584	117,170,054

LIABILITIES:
Payable for investment securities sold short, proceeds	—	—
Payable for investment securities sold short, at fair value	—	—
Unrealized depreciation on open OTC swap contracts	—	—
Payable for fund shares redeemed	2,573,471	15,375
Payable for investment securities purchased	29,543,622	353,388
Advisory fees payable, net	1,889,191	84,124
Accrued shareholder services plan fees	353,678	—
Accrued administration and accounting fees	332,577	22,209
Accrued foreign capital gains taxes	5,237,114	3,022
Accrued expenses	243,888	47,555

TOTAL LIABILITIES	40,173,541	525,673

NET ASSETS	$2,327,104,043	$116,644,381

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2021:
Paid-in-capital	$1,852,569,075	$116,286,819
Total distributable earnings (deficit)	474,534,968	357,562
NET ASSETS	$2,327,104,043	$116,644,381

NET ASSETS	$—	$116,644,381
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	—	5,275,427
NET ASSET VALUE	$—	$22.11
INVESTOR CLASS SHARES
NET ASSETS	$844,521,801	$—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	20,497,463	—
NET ASSET VALUE	$41.20	$—
INSTITUTIONAL CLASS SHARES
NET ASSETS	$1,482,582,242	$—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	35,848,381	—
NET ASSET VALUE	$41.36	$—

[1]	The cost of short-term securities was $68,460,869, $6,991,404, $2,640,635, $5,404,309, $762,764, $3,893,758, $279,442 and $9,838,454, respectively.
[2]	The cost of warrants was $0, $0, $0, $0, $0, $0, $0 and $168,618, respectively.
[3]	The cost of foreign currency was $13,659,701, $853,375, $4, $0, $0, $0, $0 and $0, respectively.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Assets and Liabilities
December 31, 2021

Driehaus Emerging Markets Opportunities Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund	Driehaus Small/Mid Cap Growth Fund	Driehaus Event Driven Fund

$42,504,724	$276,950,574	$217,789,577	$462,909,814	$18,288,923	$178,275,125
$54,757,582	$326,380,222	$341,381,492	$605,054,808	$23,051,309	$189,471,497
2,640,635	5,404,309	762,764	3,893,758	279,442	9,838,454
—	—	35,958	—	—	933,589
5	—	—	—	—	—
—	—	—	—	—	211,156
444,230	—	—	—	—	—
—	—	—	—	—	47,199,580
—	—	—	—	—	479,787
1,088	18,333	6,799	2,031,453	11,013	806,352
276,236	870,346	3,284	47,301	2,136	958,445
27,106	36,382	44,748	58,757	14,524	83,758

58,146,882	332,709,592	342,235,045	611,086,077	23,358,424	249,982,618

—	—	—	—	—	47,758,327
—	—	—	—	—	45,647,145
—	—	—	—	—	249,074
—	9,292	166,238	216,168	10,495	132,755
205,403	—	331,996	1,116,209	129,336	—
21,445	277,192	375,399	286,458	7,627	172,269
—	—	—	34,899	—	66,036
11,841	43,534	42,379	57,688	10,642	19,480
116,880	—	—	—	—	—
63,747	67,435	49,782	63,014	26,575	61,321

419,316	397,453	965,794	1,774,436	184,675	46,348,080

$57,727,566	$332,312,139	$341,269,251	$609,311,641	$23,173,749	$203,634,538

$46,570,904	$271,038,184	$207,711,433	$463,581,741	$18,304,267	$192,491,819
11,156,662	61,273,955	133,557,818	145,729,900	4,869,482	11,142,719
$57,727,566	$332,312,139	$341,269,251	$609,311,641	$23,173,749	$203,634,538

$57,727,566	$332,312,139	$341,269,251	$—	$23,173,749	$203,634,538
4,050,336	30,034,666	20,897,965	—	1,236,161	15,321,893
$14.25	$11.06	$16.33	$—	$18.75	$13.29

$—	$—	$—	$96,370,921	$—	$—
—	—	—	4,055,486	—	—
$—	$—	$—	$23.76	$—	$—

$—	$—	$—	$512,940,720	$—	$—
—	—	—	21,237,558	—	—
$—	$—	$—	$24.15	$—	$—
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Operations
For the Year Ended December 31, 2021

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
INVESTMENT INCOME:
Interest income	$159,285	$4,606
Dividend income[1]	28,407,525	1,123,585
Non-cash dividend income	—	470,802

Total investment income	28,566,810	1,598,993

Expenses:
Investment advisory fees	23,045,467	1,157,264
Shareholder services fees	2,196,271	—
Administration fees	816,877	35,166
Transfer agent fees	232,482	10,046
Trustees fees	505,414	21,458
Custody fees	518,952	55,773
Reports to shareholders	133,005	11,747
Professional fees	535,080	53,006
Audit and tax fees	79,430	43,685
Federal and state registration fees	93,799	17,686
Dividends and interest on short positions	—	—
Miscellaneous	376,651	35,504
Total expenses	28,533,428	1,441,335
Investment advisory fees recoupment (reimbursement)	—	(126,032)
Administration fees waived	(56,587)	(2,607)
Fees paid indirectly	(218,008)	(8,145)
Net expenses	28,258,833	1,304,551

Net investment income (loss)	307,977	294,442

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS:
Net realized gain (loss) on transactions from:
Investments[2]	191,263,173	19,028,873
Warrants	—	—
Securities sold short	—	—
Written option contracts	—	—
Swap contracts	—	—
Foreign currency	(2,186,598)	(361,336)

Net realized gain (loss) on investment transactions	189,076,575	18,667,537

Change in net unrealized appreciation (depreciation) on:
Investments[3]	(241,603,744)	(3,687,140)
Warrants	—	—
Securities sold short	—	—
Written options contracts	—	—
Swap contracts	—	—
Foreign currency	246,825	(3,949)
Net change in unrealized appreciation (depreciation) on investment transactions	(241,356,919)	(3,691,089)

Net realized and unrealized gain (loss) on investment transactions	(52,280,344)	14,976,448

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(51,972,367)	$15,270,890

[1]	Net of $4,751,205, $129,662, $107,660, $397,351, $0, $11,417, $257, and $0 of non-reclaimable foreign taxes withheld, respectively.
[2]	Net realized gain (loss) from security transactions are net of $3,798,894, $1,194,835, $0, $0, $0, $0, $0 and $0 foreign capital gains tax paid, respectively.
[3]	Net unrealized gain (loss) from security transactions are net of $470,000, $37,263, $58,265, $0, $0, $0, $0 and $0 foreign capital gains tax paid, respectively.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Operations
For the Year Ended December 31, 2021

Driehaus Emerging Markets Opportunities Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund	Driehaus Small/Mid Cap Growth Fund	Driehaus Event Driven Fund

$515,239	$17,863	$20,136	$23,521	$915	$1,950,801
654,545	4,679,370	312,296	603,610	54,696	831,701
—	—	—	—	—	—

1,169,784	4,697,233	332,432	627,131	55,611	2,782,502

550,463	3,214,202	4,743,088	2,783,252	133,559	1,825,346
—	—	—	140,887	—	345,561
20,531	108,567	125,543	156,134	7,766	61,365
5,886	30,208	35,812	44,635	2,234	26,198
12,336	65,241	77,921	96,248	4,492	36,889
26,262	55,566	23,654	46,191	29,888	9,280
7,304	15,069	15,817	32,099	7,028	22,040
46,203	63,446	73,163	98,984	14,722	53,579
65,223	50,532	34,240	34,221	34,219	50,720
16,081	17,573	28,313	50,241	29,372	24,992
—	—	—	—	—	190,563
53,661	64,998	69,376	70,741	27,602	69,294
803,950	3,685,402	5,226,927	3,553,633	290,882	2,715,827
(191,639)	—	—	84,473	(75,963)	—
(1,342)	(7,680)	—	(12,628)	(563)	(4,630)
(5,459)	(13,319)	(118,076)	(80,872)	(2,888)	(117,282)
605,510	3,664,403	5,108,851	3,544,606	211,468	2,593,915

564,274	1,032,830	(4,776,419)	(2,917,475)	(155,857)	188,587

463,101	63,521,031	114,688,268	82,938,619	2,015,530	17,945,034
—	—	—	—	—	981,943
—	—	—	—	—	(4,950,987)
—	—	—	—	—	246,039
(8,844)	—	—	—	—	886,759
(12,685)	14,620	—	—	—	21

441,572	63,535,651	114,688,268	82,938,619	2,015,530	15,108,809

(1,663,755)	(29,862,004)	(32,756,744)	2,862,750	1,216,089	(12,024,596)
—	—	35,958	—	—	116,620
—	—	—	—	—	8,084,572
—	—	—	—	—	(213,842)
—	—	—	—	—	(37,918)
3,702	(30,092)	—	—	—	—
(1,660,053)	(29,892,096)	(32,720,786)	2,862,750	1,216,089	(4,075,164)

(1,218,481)	33,643,555	81,967,482	85,801,369	3,231,619	11,033,645

$(654,207)	$34,676,385	$77,191,063	$82,883,894	$3,075,762	$11,222,232

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

	Driehaus Emerging Markets Growth Fund		Driehaus Emerging Markets Small Cap Growth Fund
	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2021	For the year ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$307,977	$(2,129,816)	$294,442	$78,018
Net realized gain (loss) on investment transactions	189,076,575	172,694,131	18,667,537	5,310,854
Net change in unrealized appreciation (depreciation) on investment transactions	(241,356,919)	311,198,111	(3,691,089)	14,723,317

Net increase (decrease) in net assets resulting from operations	(51,972,367)	481,762,426	15,270,890	20,112,189

Distributions from distributable earnings to shareholders:
Fund	—	—	(49,512)	(556,757)
Investor Class Shares	(124,720,312)	(23,489,434)	—	—
Institutional Class Shares	(219,579,683)	(32,004,050)	—	—
Total distributions to shareholders	(344,299,995)	(55,493,484)	(49,512)	(556,757)

Capital share transactions:
Proceeds from shares sold:
Fund	—	—	27,161,675	42,887,654
Investor Class	114,382,649	122,400,329	—	—
Institutional Class	456,095,754	339,486,012	—	—
Reinvestment of distributions:
Fund	—	—	43,116	466,065
Investor Class	120,092,702	22,539,510	—	—
Institutional Class	196,637,512	28,589,713	—	—
Cost of shares redeemed:
Fund	—	—	(15,512,569)	(35,591,556)
Investor Class	(201,365,699)	(238,017,663)	—	—
Institutional Class	(245,809,899)	(209,828,617)	—	—
Redemption fees:
Fund	—	—	1,535	4,205
Investor Class	23,718	28,875	—	—
Institutional Fund	58,326	29,249	—	—
Net increase (decrease) in net assets resulting from capital transactions	440,115,063	65,227,408	11,693,757	7,766,368
Total increase (decrease) in net assets	43,842,701	491,496,350	26,915,135	27,321,800

NET ASSETS:

Beginning of period	$2,283,261,342	$1,791,764,992	$89,729,246	$62,407,446
End of period	$2,327,104,043	$2,283,261,342	$116,644,381	$89,729,246

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

Driehaus Emerging Markets Opportunities Fund		Driehaus International Small Cap Growth Fund		Driehaus Micro Cap Growth Fund
For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2021	For the year ended December 31, 2020

$564,274	$537,845	$1,032,830	$39,286	$(4,776,419)	$(3,427,590)
441,572	2,356,794	63,535,651	31,537,589	114,688,268	82,788,200
(1,660,053)	6,990,845	(29,892,096)	35,407,010	(32,720,786)	81,270,382

(654,207)	9,885,484	34,676,385	66,983,885	77,191,063	160,630,992

(3,192,791)	(1,123,080)	(72,600,000)	(22,403,111)	(123,999,999)	(58,749,898)
—	—	—	—	—	—
—	—	—	—	—	—
(3,192,791)	(1,123,080)	(72,600,000)	(22,403,111)	(123,999,999)	(58,749,898)

11,548,706	26,003,271	68,316,473	41,526,419	5,932,222	41,498,846
—	—	—	—	—	—
—	—	—	—	—	—

3,192,291	1,122,838	64,761,613	19,610,183	89,300,107	40,290,822
—	—	—	—	—	—
—	—	—	—	—	—

(6,387,891)	(21,710,112)	(51,696,847)	(85,092,052)	(41,545,106)	(118,404,606)
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	500	—	4,638
—	—	—	—	—	—
—	—	—	—	—	—
8,353,106	5,415,997	81,381,239	(23,954,950)	53,687,223	(36,610,300)
4,506,108	14,178,401	43,457,624	20,625,824	6,878,287	65,270,794

$53,221,458	$39,043,057	$288,854,515	$268,228,691	$334,390,964	$269,120,170
$57,727,566	$53,221,458	$332,312,139	$288,854,515	$341,269,251	$334,390,964

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

	Driehaus Small Cap Growth Fund		Driehaus Small/Mid Cap Growth Fund
	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2021	For the period May 1, 2020* through December 31, 2020
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(2,917,475)	$(1,528,238)	$(155,857)	$(35,867)
Net realized gain (loss) on investment transactions	82,938,619	34,651,531	2,015,530	238,674
Net change in unrealized appreciation (depreciation) on investment transactions	2,862,750	105,766,133	1,216,089	3,546,297

Net increase (decrease) in net assets resulting from operations	82,883,894	138,889,426	3,075,762	3,749,104

Distributions from distributable earnings to shareholders:
Fund	—	—	(1,753,267)	(202,118)
Investor Class Shares	(15,495,848)	(1,620,573)	—	—
Institutional Class Shares	(73,704,158)	(19,908,410)	—	—
Total distributions to shareholders	(89,200,006)	(21,528,983)	(1,753,267)	(202,118)

Capital share transactions:
Proceeds from shares sold:
Fund	—	—	11,530,225	17,928,182
Investor Class	89,878,449	13,330,751	—	—
Institutional Class	208,019,662	112,711,149	—	—
Reinvestment of distributions:
Fund	—	—	1,753,267	202,118
Investor Class	15,479,510	1,619,229	—	—
Institutional Class	66,494,390	19,739,575	—	—
Cost of shares redeemed:
Fund	—	—	(6,277,724)	(6,831,800)
Investor Class	(29,025,749)	(4,531,942)	—	—
Institutional Class	(90,522,445)	(77,715,811)	—	—
Redemption fees:
Fund	2,412	—	—	—
Investor Class	58,498	3,223	—	—
Institutional Fund	—	6,224	—	—
Net increase (decrease) in net assets resulting from capital transactions	260,384,727	65,162,398	7,005,768	11,298,500
Total increase (decrease) in net assets	254,068,615	182,522,841	8,328,263	14,845,486

NET ASSETS:

Beginning of period	$355,243,026	$172,720,185	$14,845,486	$—
End of period	$609,311,641	$355,243,026	$23,173,749	$14,845,486

*	For the period from May 1, 2020 (commencement of operations) through December 31, 2020.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

Driehaus Event Driven Fund
For the year ended December 31, 2021	For the year ended December 31, 2020

$188,587	$687,617
15,108,809	10,052,195
(4,075,164)	17,627,482

11,222,232	28,367,294

(22,722,926)	(4,729,352)
—	—
—	—
(22,722,926)	(4,729,352)

123,731,700	75,163,713
—	—
—	—

21,829,123	4,489,499
—	—
—	—

(72,489,715)	(30,682,059)
—	—
—	—

—	—
—	—
—	—
73,071,108	48,971,153
61,570,414	72,609,095

$142,064,124	$69,455,029
$203,634,538	$142,064,124

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund — Investor Class
Financial Highlights

	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017
Net asset value, beginning of period	$ 49.09	$ 39.53	$ 31.80	$ 39.64	$ 27.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.07)	(0.09)	0.30	0.26	0.11
Net realized and unrealized gain (loss) on investments	(0.93)	10.87	7.76	(6.73)	11.78
Total income (loss) from investment operations	(1.00)	10.78	8.06	(6.47)	11.89
LESS DISTRIBUTIONS:
Net investment income	—	—	(0.33)	(0.16)	(0.23)
Net realized gain	(6.89)	(1.22)	—	(1.21)	—
Total distributions	(6.89)	(1.22)	(0.33)	(1.37)	(0.23)
Redemption fees added to paid-in capital	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 41.20	$ 49.09	$ 39.53	$ 31.80	$ 39.64
Total Return	(1.90)%	27.31%	25.34%	(16.26)%	42.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 844,522	$ 951,998	$ 863,535	$ 791,656	$ 1,266,365
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.29%	1.39%	1.41%	1.38%	1.54%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.28%	1.38%	1.40%	1.37%	1.53%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	(0.13)%	(0.24)%	0.85%	0.69%	0.33%
Portfolio turnover	169%	203%	167%	218%	176%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2017, 2018, 2019, 2020 and 2021.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Institutional Class
Financial Highlights

	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the period July 17, 2017 through December 31, 2017
Net asset value, beginning of period	$ 49.14	$ 39.48	$ 31.76	$ 39.61	$ 34.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05[1]	(0.01)[1]	0.38[1]	0.32	0.12[1]
Net realized and unrealized gain (loss) on investments	(0.94)	10.89	7.75	(6.71)	4.92
Total income (loss) from investment operations	(0.89)	10.88	8.13	(6.39)	5.04
LESS DISTRIBUTIONS:
Net investment income	—	—	(0.41)	(0.25)	(0.28)
Net realized gain	(6.89)	(1.22)	—	(1.21)	—
Total distributions	(6.89)	(1.22)	(0.41)	(1.46)	(0.28)
Redemption fees added to paid-in capital	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 41.36	$ 49.14	$ 39.48	$ 31.76	$ 39.61
Total Return	(1.67)%	27.60%	25.60%	(16.08)%	14.47%[3]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 1,482,582	$ 1,331,263	$ 928,230	$ 654,445	$ 513,135
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.07%	1.17%	1.20%	1.17%	1.17%[4]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	1.06%	1.16%	1.19%	1.16%	1.16%[4]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	0.10%	(0.02)%	1.07%	0.89%	0.71%[4]
Portfolio turnover	169%	203%	167%	218%	176%[3]

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2017, 2018, 2019, 2020 and 2021.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017
Net asset value, beginning of period	$ 19.08	$ 14.38	$ 10.80	$ 14.21	$ 10.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.06	0.02	0.06	(0.04)[1]	0.02[1]
Net realized and unrealized gain (loss) on investments	2.98	4.80	3.58	(3.37)	3.53
Total income (loss) from investment operations	3.04	4.82	3.64	(3.41)	3.55
LESS DISTRIBUTIONS:
Net investment income	(0.01)	(0.12)	(0.06)	—	—
Total distributions	(0.01)	(0.12)	(0.06)	—	—
Redemption fees added to paid-in capital	0.00[2]	—	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 22.11	$ 19.08	$ 14.38	$ 10.80	$ 14.21
Total Return	15.93%	33.56%	33.71%	(24.00)%	33.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 116,644	$ 89,729	$ 62,407	$ 89,653	$ 271,146
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.37%	1.72%	1.80%[3]	2.27%[3]	1.82%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	1.24%	1.45%[5]	1.45%[3,5]	2.26%[3]	1.80%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	0.28%[5]	0.12%[5]	0.52%[5]	(0.30)%	0.15%
Portfolio turnover	178%	248%	220%	207%	243%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Ratio of expenses to average net assets includes interest expense of 0.01% for the year ended December 31, 2019, and less than 0.005% for the year ended December 31, 2018. The interest expense is from utilizing the line of credit (see Note G in the Notes to Financial Statements).
[4]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.02%, 0.01%, 0.00% and 0.01% for the years 2017, 2018, 2019, 2020 and 2021.
[5]	Such ratios are after prior administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011. Effective December 31, 2020, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 1.24% of average daily net assets until April 30, 2023. From November 1, 2018, to December 31, 2020, the annual operating expense limitation was 1.45%.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund
Financial Highlights

	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the period April 10, 2017* through December 31, 2017
Net asset value, beginning of period	$ 15.17	$ 11.94	$ 9.93	$ 11.54	$ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.12	0.16	0.29	0.24	0.17
Net realized and unrealized gain (loss) on investments	(0.21)	3.43	1.86	(1.77)	1.94
Total income (loss) from investment operations	(0.09)	3.59	2.15	(1.53)	2.11
LESS DISTRIBUTIONS:
Net investment income	(0.22)	(0.11)	(0.14)	—	(0.16)
Net realized gain	(0.61)	(0.25)	—	(0.08)	(0.41)
Total distributions	(0.83)	(0.36)	(0.14)	(0.08)	(0.57)
Redemption fees added to paid-in capital	—	—	—	—	0.00[1]
Net asset value, end of period	$ 14.25	$ 15.17	$ 11.94	$ 9.93	$ 11.54
Total Return	(0.53)%	30.09%	21.64%	(13.22)%	21.14%[2]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 57,728	$ 53,221	$ 39,043	$ 31,637	$ 43,183
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.31%	1.62%	1.89%	2.05%	2.04%[3]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4,5]	0.99%	0.99%	1.23%	1.75%	1.75%[3]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	0.92%	1.47%	2.67%	2.19%	2.12%[3]
Portfolio turnover	101%	135%	155%	169%	99%[2]

*	Fund commenced operations on May 1, 2020.
[1]	Amount represents less than $0.01 per share.
[2]	Not annualized.
[3]	Annualized.
[4]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The expense ratio impacts of fees paid indirectly were 0.00%, 0.00%, 0.00% and 0.01% for the years 2018, 2019, 2020 and 2021.
[5]	Effective May 1, 2019, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 0.99% of average daily net assets until April 30, 2022. Prior to May 1, 2019, the annual operating expense limitation was 1.75%.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017
Net asset value, beginning of period	$ 12.59	$ 10.52	$ 8.13	$ 11.39	$ 9.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	0.01	0.06	(0.02)[1]	(0.04)
Net realized and unrealized gain (loss) on investments	1.42	3.10	2.41	(1.92)	3.88
Total income (loss) from investment operations	1.46	3.11	2.47	(1.94)	3.84
LESS DISTRIBUTIONS:
Net investment income	(0.04)	(0.08)	(0.01)	—	—
Net realized gain	(2.95)	(0.96)	(0.07)	(1.32)	(1.78)
Total distributions	(2.99)	(1.04)	(0.08)	(1.32)	(1.78)
Redemption fees added to paid-in capital	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 11.06	$ 12.59	$ 10.52	$ 8.13	$ 11.39
Total Return	12.49%	29.71%	30.41%	(16.92)%	41.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 332,312	$ 288,855	$ 268,229	$ 218,430	$ 325,361
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.15%	1.23%	1.24%	1.50%	1.73%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.14%	1.23%	1.24%	1.49%	1.71%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.32%	0.02%	0.65%	(0.21)%	(0.44)%
Portfolio turnover	93%	104%	96%	118%	143%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.01%, 0.00%, 0.00%, and 0.01% for the years 2017, 2018, 2019, 2020 and 2021.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017
Net asset value, beginning of period	$ 19.99	$ 12.95	$ 11.11	$ 14.44	$ 12.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.22)	(0.20)	(0.16)	(0.19)	(0.18)[1]
Net realized and unrealized gain (loss) on investments	4.44	11.20	3.90	0.55	3.26
Total income (loss) from investment operations	4.22	11.00	3.74	0.36	3.08
LESS DISTRIBUTIONS:
Net investment income	—	—	(0.02)	—	—
Net realized gain	(7.88)	(3.96)	(1.88)	(3.69)	(1.29)
Total distributions	(7.88)	(3.96)	(1.90)	(3.69)	(1.29)
Redemption fees added to paid-in capital	—[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 16.33	$ 19.99	$ 12.95	$ 11.11	$ 14.44
Total Return	24.73%	85.60%	33.89%	3.88%	24.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 341,269	$ 334,391	$ 269,120	$ 264,607	$ 322,533
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.38%	1.46%	1.48%	1.44%[3]	1.45%[3]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	1.35%	1.43%	1.43%	1.42%[3]	1.43%[3]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	(1.26)%	(1.33)%	(1.32)%	(1.19)%	(1.33)%
Portfolio turnover	109%	141%	165%	156%	177%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2018 and 2017. The interest expense is from utilizing the line of credit (see Note G in the Notes to Financial Statements).
[4]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.02%, 0.05%, 0.03%, and 0.03% for the years 2017, 2018, 2019, 2020 and 2021.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Investor Class
Financial Highlights

	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the period August 21, 2017 through December 31, 2017
Net asset value, beginning of period	$ 23.62	$ 15.37	$ 11.66	$ 11.62	$ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.14)	(0.18)[1]	(0.13)	(0.12)[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments	4.80	9.98	4.81	0.48	1.86
Total income (loss) from investment operations	4.66	9.80	4.68	0.36	1.82
LESS DISTRIBUTIONS:
Net investment income	—	—	—	—	—
Net realized gain	(4.52)	(1.55)	(0.97)	(0.33)	(0.20)
Total distributions	(4.52)	(1.55)	(0.97)	(0.33)	(0.20)
Redemption fees added to paid-in capital	—	—	0.00[2]	0.01	—
Net asset value, end of period	$ 23.76	$ 23.62	$ 15.37	$ 11.66	$ 11.62
Total Return	21.12%	63.77%	40.25%	3.33%	18.18%[3]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 96,371	$ 28,088	$ 10,899	$ 7,538	$ 1,344
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.99%	1.35%	1.59%	2.57%	7.86%[4]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	1.11%[6]	1.20%[6]	1.17%[6]	1.18%[6]	1.20%[4,6]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	(0.97)%[6]	(1.04)%[6]	(0.95)%[6]	(0.87)%[6]	(0.94)%[4,6]
Portfolio turnover	149%	164%	206%	193%	66%[3]

[1]	Net investment income (loss) loss per share has been calculated using the average share method.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%, 0.02%, 0.03%, 0.02%, and 0.02% for the years 2017, 2018, 2019, 2020, and 2021.
[6]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017. The Adviser contractually agree to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Investor Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Investor Class’s operating expense cap of 1.20% of average daily net assets until April 30, 2023.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Institutional Class
Financial Highlights

	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the period August 21, 2017 through December 31, 2017
Net asset value, beginning of period	$ 23.88	$ 15.47	$ 11.70	$ 11.63	$ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.11)	(0.11)[1]	(0.10)	(0.08)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	4.90	10.07	4.84	0.39	1.86
Total income (loss) from investment operations	4.79	9.96	4.74	0.39	1.83
LESS DISTRIBUTIONS:
Net investment income	—	—	—	—	—
Net realized gain	(4.52)	(1.55)	(0.97)	(0.33)	(0.20)
Total distributions	(4.52)	(1.55)	(0.97)	(0.33)	(0.20)
Redemption fees added to paid-in capital	—	—	0.00[2]	0.01	—
Net asset value, end of period	$ 24.15	$ 23.88	$ 15.47	$ 11.70	$ 11.63
Total Return	21.44%	64.39%	40.62%	3.59%	18.28%[3]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 512,941	$ 327,155	$ 161,821	$ 123,395	$ 38,631
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.73%	0.80%	0.89%	1.04%	1.48%[4]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	0.71%[6]	0.81%[6]	0.92%[6]	0.93%[6]	0.95%[4,6]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	(0.58)%[6]	(0.64)%[6]	(0.70)%[6]	(0.62)%[6]	(0.69)%[4,6]
Portfolio turnover	149%	164%	206%	193%	66%[3]

[1]	Net investment income (loss) loss per share has been calculated using the average share method.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%, 0.02%, 0.03%, 0.01%, and 0.02% for the years 2017, 2018, 2019, 2020, and 2021.
[6]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Institutional Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Institutional Class’s operating expense cap of 0.95% of average daily net assets until April 30, 2023.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2021	For the period May 1, 2020* through December 31, 2020
Net asset value, beginning of period	$ 17.19	$ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments	3.17	7.47
Total income (loss) from investment operations	3.05	7.43
LESS DISTRIBUTIONS:
Net investment income	—	—
Net realized gain	(1.49)	(0.24)
Total distributions	(1.49)	(0.24)
Net asset value, end of period	$ 18.75	$ 17.19
Total Return	18.32%	74.23%[1]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 23,174	$ 14,845
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.31%	2.58%[2]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.95%[4]	0.95%[2,4]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	(0.70)%[3,4]	(0.73)%[2,4]
Portfolio turnover	191%	96%[1]

*	Fund commenced operations on May 1, 2020.
[1]	Not annualized.
[2]	Annualized.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00% and 0.01% for the years 2020 and 2021.
[4]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, and The Northern Trust Company, the current administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2020. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 0.95% of average daily net assets until May 1, 2023.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Financial Highlights

	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017
Net asset value, beginning of period	$ 13.93	$ 11.55	$ 9.99	$ 10.79	$ 10.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	0.12	0.26	0.25	0.02
Net realized and unrealized gain (loss) on investments	0.93	2.74	1.69	(0.69)	0.43
Total income (loss) from investment operations	0.97	2.86	1.95	(0.44)	0.45
LESS DISTRIBUTIONS:
Net investment income	(0.15)	(0.17)	(0.39)	(0.36)	—
Net realized gain	(1.46)	(0.31)	—	—	—
Total distributions	(1.61)	(0.48)	(0.39)	(0.36)	—
Net asset value, end of period	$ 13.29	$ 13.93	$ 11.55	$ 9.99	$ 10.79
Total Return	7.21%	24.84%	19.53%	(4.03)%	4.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 203,635	$ 142,064	$ 69,455	$ 51,675	$ 165,648
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.49%	1.59%	1.93%	1.90%	1.77%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	1.42%	1.57%	1.90%	1.88%	1.76%
Ratio of net investment income (loss) (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	0.10%	0.67%	2.63%	2.57%	0.48%
Portfolio turnover	109%	136%	111%	101%	198%

[1]	The ratio for the fund includes the effect of dividends and interest on short positions, and interest expense which increased the expense ratios by 0.31%, 0.31%, 0.30%, 0.13%, and 0.10% for the years 2017, 2018, 2019, 2020, and 2021.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the fund includes the effect of fees paid indirectly which impacted the expense ratios by 0.01%, 0.02%, 0.03%, 0.02%, and 0.07% for the years 2017, 2018, 2019, 2020, and 2021.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization
The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and as further amended to date, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The eight series (each a “Fund”, and collectively, the “Funds”) included in this report are as follows:
Fund	Commencement of Operations
Emerging Markets Growth Fund	12/31/97
Emerging Markets Small Cap Growth Fund	08/22/11
Emerging Markets Opportunities Fund	04/10/17
International Small Cap Growth Fund	09/17/07
Micro Cap Growth Fund	11/18/13
Small Cap Growth Fund	08/21/17
Small/Mid Cap Growth Fund	05/01/20
Event Driven Fund	08/26/13
The Emerging Markets Growth Fund and Small Cap Growth Fund each offer two classes of shares, designated as Institutional Class and Investor Class. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and voting privileges with respect to the Fund in general. Each class of shares has exclusive voting rights with respect to any matters involving only that class. The classes of each Fund pay pro rata the costs of management of that Fund’s portfolio, including the investment advisory fee. Each class of a Fund bears the cost of its own transfer agency and shareholder servicing arrangements, and any other class-specific expenses, which will result in differing expenses by class.
The Emerging Markets Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of emerging markets companies.
The Emerging Markets Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of small capitalization emerging markets companies.
The Emerging Markets Opportunities Fund seeks to maximize total return (the sum of capital appreciation and income) by investing primarily in emerging markets securities.
The International Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of smaller capitalization non-U.S. companies.
The Micro Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of micro capitalization U.S. companies.
The Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of small capitalization U.S. companies.
The Small/Mid Cap Growth Fund seeks to maximize capital appreciation by investing in primarily in equity securities of small/medium capitalization U.S. companies.
The Event Driven Fund seeks to provide positive returns over full-market cycles by investing primarily in a broad range of asset classes and securities, including derivatives.
The presentation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates. The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update ("ASU") 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

As previously disclosed in the Proxy Statement for the Funds, dated May 12, 2021, an interim advisory agreement (“Interim Advisory Agreement”) was put in place with DCM (as defined in Note C) on March 9, 2021 (the “Effective Date”) following a technical change in control which was caused by the death of DCM’s Chairman and controlling owner. The Interim Advisory Agreement terminated following the approval of a new investment advisory agreement between the Trust and DCM by the shareholders of the Funds on July 1, 2021.
Securities Valuation
Investments in securities traded on a national securities exchange, including exchange-traded futures and options (including warrants), are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. North and South American exchange-traded securities for which no sale was reported are valued at the most recent closing bid price from the exchange the security is primarily traded on and are generally classified as level 1. All other exchange-traded securities for which no sale was reported are valued at the mean between closing bid and ask prices from the exchange the security is primarily traded on and are also generally classified as level 1. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Long-term U.S. fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. Long-term non-U.S. fixed income securities are valued at the mean of the representative quoted bid and ask prices when held long or sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. The fair value analysis includes an analysis of the value of any unfunded commitments.
Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of fair value, values will be obtained from a third-party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, for the Emerging Markets Growth Fund, Emerging Markets Small Cap Growth, Emerging Markets Opportunities Fund, and International Small Cap Growth Fund, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be classified as level 2 in the hierarchy described below.
Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. In addition, level 3 investments in certain early stage companies may be valued based upon initial transaction prices with management conducting ongoing assessments to determine whether new information is available to support a fair value adjustment. The information management may consider in its ongoing assessments may include, but are not limited to, actual or upcoming financing or third-party sale transactions, current or forecasted performance, or regulatory approval status updates. It is possible that estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
Level 1 – quoted prices for active markets for identical securities
Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The following is a summary of the inputs used to value the Emerging Markets Growth Fund’s investments as of December 31, 2021:
Assets	Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Africa	$35,863,423	$35,863,423	$—	$—
Europe
France	22,240,531	22,240,531	—	—
Germany	12,256,224	—	12,256,224	—
Greece	8,213,502	8,213,502	—	—
Netherlands	29,204,065	29,204,065	—	—
Russia	109,969,526	109,969,526	—	—
Far East
Australia	13,707,617	13,707,617	—	—
China	485,988,541	485,988,541	—	—
India	412,871,949	412,871,949	—	—
Indonesia	56,820,329	—	56,820,329	—
Philippines	4,865,645	4,865,645	—	—
Singapore	22,522,228	22,522,228	—	—
South Korea	199,036,432	—	199,036,432	—
Taiwan	339,660,323	183,777,014	155,883,309	—
Thailand	28,932,263	—	28,932,263	—
Vietnam	11,989,509	11,989,509	—	—
Middle East
Israel	9,111,362	—	9,111,362	—
Qatar	12,858,941	12,858,941	—	—
Saudi Arabia	22,900,355	—	22,900,355	—
North America	324,598,354	324,598,354	—	—
South America
Argentina	19,741,924	19,741,924	—	—
Brazil	74,306,082	51,407,256	22,898,826	—
Uruguay	21,274,258	21,274,258	—	—
Short Term Investments	68,460,869	68,460,869	—	—
Total	$2,347,394,252	$1,839,555,152	$507,839,100	$—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following is a summary of the inputs used to value the Emerging Markets Small Cap Growth Fund’s investments as of December 31, 2021:
Assets	Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Europe
Poland	$937,388	$—	$937,388	$—
United Kingdom	1,169,178	1,169,178	—	—
Far East
Australia	1,264,587	1,264,587	—	—
China	20,409,179	20,409,179	—	—
India	33,341,652	33,341,652	—	—
Indonesia	3,527,115	—	3,527,115	—
Kazakhstan	2,717,191	2,717,191	—	—
Philippines	1,050,491	1,050,491	—	—
South Korea	8,419,498	—	8,419,498	—
Taiwan	11,438,493	—	11,438,493	—
Thailand	1,676,718	834,662	842,056	—
Vietnam	8,468,989	4,062,866	4,406,123	—
North America	6,272,870	6,272,870	—	—
South America
Brazil	6,283,913	—	6,283,913	—
Uruguay	1,037,753	1,037,753	—	—
Preferred Stocks
South America	1,218,610	—	1,218,610	—
Short Term Investments	6,991,404	6,991,404	—	—
Total	$116,225,029	$79,151,833	$37,073,196	$—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following is a summary of the inputs used to value the Emerging Markets Opportunities Fund’s investments as of December 31, 2021:
Assets	Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Argentina	$288,558	$288,558	$—	$—
Australia	535,834	535,834	—	—
Brazil	523,156	523,156	—	—
Canada	1,100,021	1,100,021	—	—
China	8,619,231	8,619,231	—	—
Czech Republic	655,662	—	655,662	—
France	659,355	659,355	—	—
India	5,920,124	5,920,124	—	—
Indonesia	1,340,668	—	1,340,668	—
Japan	575,573	—	575,573	—
Kazakhstan	1,177,834	1,177,834	—	—
Mexico	912,436	912,436	—	—
Netherlands	704,810	704,810	—	—
Qatar	369,022	369,022	—	—
Russia	2,157,764	2,157,764	—	—
Saudi Arabia	1,001,626	—	1,001,626	—
Singapore	528,403	528,403	—	—
South Africa	451,966	451,966	—	—
South Korea	5,783,333	—	5,783,333	—
Taiwan	7,302,852	—	7,302,852	—
United States	4,083,360	4,083,360	—	—
Uruguay	708,587	708,587	—	—
Short Term Investments	2,640,635	2,640,635	—	—
Sovereign Bonds	9,357,407	—	9,357,407	—
Total	$57,398,217	$31,381,096	$26,017,121	$—
The following is a summary of the inputs used to value the International Small Cap Growth Fund’s investments as of December 31, 2021:
Assets	Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Europe
Austria	$6,724,919	$—	$6,724,919	$—
Belgium	5,513,375	5,513,375	—	—
Denmark	17,192,164	7,074,246	10,117,918	—
Finland	5,941,065	—	5,941,065	—
France	21,289,232	21,289,232	—	—
Germany	36,685,806	—	36,685,806	—
Ireland	6,177,094	6,177,094	—	—
Italy	7,423,637	2,565,540	4,858,097	—
Netherlands	10,047,197	10,047,197	—	—
Norway	1,325,794	—	1,325,794	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Assets	Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Spain	$4,800,631	$—	$4,800,631	$—
Sweden	9,284,749	—	9,284,749	—
Switzerland	20,916,462	—	20,916,462	—
United Kingdom	79,473,043	79,473,043	—	—
Far East
Australia	3,387,171	3,387,171	—	—
Japan	35,883,303	—	35,883,303	—
South Korea	1,773,393	—	1,773,393	—
Taiwan	4,089,615	—	4,089,615	—
North America	41,936,577	41,936,577	—	—
South America	6,514,995	—	6,514,995	—
Short Term Investments	5,404,309	5,404,309	—	—
Total	$331,784,531	$182,867,784	$148,916,747	$—
The following is a summary of the inputs used to value the Micro Cap Growth Fund’s investments as of December 31, 2021:
Assets*	Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$341,381,492	$341,381,492	$—	$—
Short Term Investments	762,764	762,764	—	—
Warrants	35,958	35,958	—	—
Total	$342,180,214	$342,180,214	$—	$—

* See Schedule of Investments for industry breakout.
The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of December 31, 2021:
Assets*	Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$605,054,808	$605,054,808	$—	$—
Short Term Investments	3,893,758	3,893,758	—	—
Total	$608,948,566	$608,948,566	$—	$—

* See Schedule of Investments for industry breakout.
The following is a summary of the inputs used to value the Small/Mid Cap Growth Fund’s investments as of December 31, 2021:
Assets*	Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$23,051,309	$23,051,309	$—	$—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Assets*	Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Short Term Investments	$279,442	$279,442	$—	$—
Total	$23,330,751	$23,330,751	$—	$—

* See Schedule of Investments for industry breakout.
The following is a summary of the inputs used to value the Event Driven Fund’s investments as of December 31, 2021:
Assets*	Total Value at December 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Auto Parts & Equipment	$4,739,973	$4,739,973	$—	$—
Banks	19,935,419	19,935,419	—	—
Biotechnology	29,695,058	29,695,058	—	—
Engineering & Construction	6,888,156	6,888,156	—	—
Entertainment	9,423,441	9,423,441	—	—
Food	1,845,990	1,845,990	—	—
Healthcare - Products	2,814,902	2,814,902	—	—
Healthcare - Services	2,155,681	2,155,681	—	—
Holding Companies - Diversified	28,782,734	20,641,745	8,140,989	—**
Internet	1,734,570	1,734,570	—	—
Media	2,174,511	2,174,511	—	—
Metal Fabricate/Hardware	3,962,622	3,962,622	—	—
Pharmaceuticals	3,539,995	3,539,995	—	—
Retail	845,428	845,428	—	—
Savings & Loans	4,944,489	4,944,489	—	—
Telecommunications	6,223,284	6,223,284	—	—
Transportation	6,900,815	6,900,815	—	—
Corporate Bonds	42,931,370	—	42,931,370	—
Preferred Stocks	7,052,394	7,052,394	—	—
Private Investment In Public Equity (PIPES)	2,880,665	2,880,665	—	—
Short Term Investments	9,838,454	9,838,454	—	—
Warrants	933,589	837,942	95,647	—
Total	$200,243,540	$149,075,534	$51,168,006	$—

Liabilities
Exchange-Traded Funds Sold Short	$(45,647,145)	$(45,647,145)	$—	$—
Total	$(45,647,145)	$(45,647,145)	$—	$—

Other Financial Instruments
Total Return Swaps - Assets***	$211,156	$—	$211,156	$—
Total Return Swaps - Liabilities***	(249,074)	—	(249,074)	—
Total Other Financial Instruments	$(37,918)	$—	$(37,918)	$—

* See Schedule of Investments for industry breakout.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

** Level 3 security has zero value.
*** Swaps are reflected as the unrealized appreciation (depreciation) on the instrument.
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:
Investments, at Value
Balance as of December 31, 2020	$2,960,500
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	357,592
Purchases	1,316,000
Sales	—
Transfers in and/or out of Level 3	(4,634,092)
Balance as of December 31, 2021	$—
As of December 31, 2021, none of the Funds held Level 3 investments, other than as disclosed for Event Driven Fund.
Securities Sold Short
The Event Driven Fund is engaged in selling securities short, which obligates it to replace a borrowed security by purchasing it at market price at the time of replacement. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.
The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Deposits at broker for securities sold short” in the Statement of Assets and Liabilities. The Fund is obligated to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund in the Statement of Operations.
Federal Income Taxes
No provision is made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.
Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2021, 2020, 2019, and 2018 remain open to Federal and state audit. As of December 31, 2021, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund's financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds' understanding of the tax rules and regulations that exist in the foreign markets in which they invest. Any deferred foreign capital gains tax is accrued based upon net unrealized gains, and is payable upon sale of such investment.
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

For the year ended December 31, 2021, reclassifications were recorded to distributable earnings (deficit) and paid-in capital for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies ("PFIC"), net operating losses and foreign capital gain taxes paid. Results of operations and net assets were not affected by these reclassifications.
	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
Paid-in capital	$—	$(960,936)	$—	$—
Total distributable earnings (deficit)	—	960,936	—	—

	Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
Paid-in capital	$—	$—	$—	$28,067
Total distributable earnings (deficit)	—	—	—	(28,067)
Accumulated capital losses represent net capital loss carryovers that may be available for an unlimited period to offset future realized capital gains and thereby reduce future capital gains distributions. Capital loss carryovers retain the character of the original loss. The following table shows the amounts of capital loss carryovers, if any, by each of the applicable Funds as of December 31, 2021:
Not Subject to Expiration
Fund	Short-Term	Long-Term
Emerging Markets Growth Fund	$—	$—
Emerging Markets Small Cap Growth Fund	(20,059,007)	—
Emerging Markets Opportunities Fund	—	—
International Small Cap Growth Fund	—	—
Micro Cap Growth Fund	—	—
Small Cap Growth Fund	—	—
Small/Mid Cap Growth Fund	—	—
Event Driven Fund	—	—
During the year ended December 31, 2021, the Emerging Markets Small Cap Growth Fund utilized $20,005,528 of capital loss carryforwards.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Pursuant to Federal income tax rules applicable to regulated investment companies, the Funds may elect to treat capital losses between November 1 and December 31 as occurring on the first day of the following tax year. For the year ended December 31, 2021, the following qualified late-year losses were deferred and recognized on January 1, 2022:
Fund	Total Capital Loss Deferral	Total
Emerging Markets Growth Fund	$29,373,954	$29,373,954
Emerging Markets Small Cap Growth Fund	—	—
Emerging Markets Opportunities Fund	829,264	829,264
International Small Cap Growth Fund	—	—
Micro Cap Growth Fund	685,839	685,839
Small Cap Growth Fund	1,452,902	1,452,902
Small/Mid Cap Growth Fund	224,116	224,116
Event Driven Fund	621,985	621,985
Distributions to Shareholders
The tax character of distributions paid during the years ended December 31, 2021, and December 31, 2020, were as follows:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Emerging Markets Growth Fund	2021	$118,399,989	$225,900,006	$—	$344,299,995
	2020	16,886,001	38,607,483	—	55,493,484
Emerging Markets Small Cap Growth Fund	2021	49,512	—	—	49,512
	2020	556,757	—	—	556,757
Emerging Markets Opportunities Fund	2021	1,367,786	1,825,005	—	3,192,791
	2020	379,497	743,583	—	1,123,080
International Small Cap Growth Fund	2021	35,600,012	36,999,988	—	72,600,000
	2020	3,163,154	19,239,957	—	22,403,111
Micro Cap Growth Fund	2021	55,500,006	68,499,993	—	123,999,999
	2020	10,322,938	48,426,960	—	58,749,898
Small Cap Growth Fund	2021	41,199,996	48,000,010	—	89,200,006
	2020	2,296,873	19,232,110	—	21,528,983
Small/Mid Cap Growth Fund	2021	1,251,729	501,538	—	1,753,267
	2020	202,118	—	—	202,118
Event Driven Fund	2021	13,322,483	9,400,443	—	22,722,926
	2020	2,341,243	2,388,109	—	4,729,352

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

As of December 31, 2021, the components of net assets on a tax basis were as follows:
	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
Undistributed ordinary income	$—	$—	$6,074	$5,402,859
Undistributed long-term capital gain	2,015,660	—	—	6,858,913
Accumulated earnings	2,015,660	—	6,074	12,261,772
Paid-in capital	1,852,569,075	116,286,819	46,570,904	271,038,184
Accumulated capital and other losses	(29,373,954)	(20,059,007)	(829,264)	—
Unrealized appreciation (depreciation) on investments, securities sold short, warrants and swaps	501,893,262	20,416,569	11,979,852	49,012,183
Net assets	$2,327,104,043	$116,644,381	$57,727,566	$332,312,139

	Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
Undistributed ordinary income	$—	$—	$—	$178,672
Undistributed long-term capital gain	13,811,605	9,211,794	461,634	2,570,647
Accumulated earnings	13,811,605	9,211,794	461,634	2,749,319
Paid-in capital	207,711,433	463,581,741	18,304,267	192,491,819
Accumulated capital and other losses	(685,839)	(1,452,902)	(224,116)	(621,985)
Unrealized appreciation (depreciation) on investments, securities sold short, warrants and swaps	120,432,052	137,971,008	4,631,964	9,015,385
Net assets	$341,269,251	$609,311,641	$23,173,749	$203,634,538
The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of December 31, 2021, were as follows:
Fund	Basis	Gross Appreciation	Gross Depreciation	Net Appreciation/ Depreciation
Emerging Markets Growth Fund	$1,839,420,016	$546,706,805	$(38,732,569)	$507,974,236
Emerging Markets Small Cap Growth Fund	95,031,411	24,064,423	(2,870,805)	21,193,618
Emerging Markets Opportunities Fund	45,304,066	13,370,688	(1,276,537)	12,094,151
International Small Cap Growth Fund	282,775,357	60,720,986	(11,711,812)	49,009,174
Micro Cap Growth Fund	221,748,162	131,315,043	(10,882,991)	120,432,052
Small Cap Growth Fund	470,977,558	148,775,037	(10,804,029)	137,971,008
Small/Mid Cap Growth Fund	18,698,788	4,929,658	(297,695)	4,631,963
Event Driven Fund	145,581,010	20,272,477	(11,257,092)	9,015,385

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and PFIC mark-to-market.
Foreign Currency Spot Contracts
The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2021, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The net unrealized appreciation or depreciation on spot contracts is reflected as receivable for investment securities sold or payable for investment securities purchased in the Statements of Assets and Liabilities.
Foreign Currency Translation
The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.
Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.
Net realized gain (loss) on foreign currency contracts on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency.
The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.
Indemnifications
Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Securities Transactions, Income and Commitments
The Trust records security transactions on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Non-cash dividends are recognized as investment income at the fair value of the property received.
Pursuant to the terms of certain of the senior unsecured loan agreements, certain Funds may have unfunded loan commitments, which are callable on demand. Each such Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At December 31, 2021, the Funds had no unfunded senior loan commitments.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Certain Funds may invest in early-stage companies that may require additional contributions or funding if certain performance milestones are met. Management continuously assesses whether these companies will achieve these performance milestones and considers the impact of these commitments as they become due. Additionally, in connection with certain investments a Fund may provide commitments for future investments. At December 31, 2021, the Funds had no such outstanding commitments.
B. INVESTMENTS IN DERIVATIVES
Certain Funds use derivative instruments such as swaps, futures, options, swaptions, and forward foreign currency contracts in connection with their respective investment strategies. During the period January 1, 2021, through December 31, 2021, the Emerging Markets Opportunities Fund primarily utilized: 1) interest rate swaps to hedge against interest rate fluctuation and enable the parties involved to exchange fixed and floating cash flows; and 2) forward foreign currency contracts to manage currency risk in portfolio holdings. During the period January 1, 2021, through December 31, 2021, the Micro Cap Growth Fund primarily utilized: 1) warrants to both hedge exposure and provide exposure to certain market segments or specific securities. During the period January 1, 2021, through December 31, 2021, the Event Driven Fund primarily utilized: 1) total return swaps to gain exposure to certain sectors and manage volatility; 2) options, including warrants, to both hedge exposure and provide exposure to certain market segments or specific securities; and 3) forward foreign currency contracts to manage currency risk in portfolio holdings. Detail regarding each derivative type is included below.
Swap Contracts
The Emerging Markets Opportunities Fund and Event Driven Fund engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index, and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Swaps that are centrally cleared are exposed to the creditworthiness of the clearing organizations (and, consequentially, that of their members generally, banks and broker-dealers) involved in the transaction. Centrally cleared swaps are valued daily and unrealized gains or losses are recorded in a variation margin account. The Fund receives from or pays to the clearing organization a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.
Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.
Total return swap contracts are arrangements to exchange a market or security linked return for a periodic payment, based on a notional principal amount, in order to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index, or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as a change in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.
Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as changes in net unrealized appreciation

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

(depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.
Under the terms of a credit default swap, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. A Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in net realized gain (loss) on swap contracts. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.
Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. For centrally cleared swap contracts, counterparty risk is limited due to the role of the clearinghouse. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty.
Options Contracts
The Funds may use options contracts, which include warrants, to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities, or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedules of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid.
Forward Foreign Currency Contracts
Certain Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.
The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as change in net unrealized appreciation or depreciation on the Statements of Operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably.
Equity Certificates
Certain Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.
Derivative Investment Holdings Categorized by Risk Exposure
Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instrument by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. Each Fund's derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value.
The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Micro Cap Growth Fund's derivative contracts by primary risk exposure as of December 31, 2021:
	Asset derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Equity contracts	Warrant securities, at fair value	$35,958
Total		$35,958

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Event Driven Fund’s derivative contracts by primary risk exposure as of December 31, 2021:
	Asset derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Equity contracts	Warrant securities, at fair value	$933,589
Equity contracts	Unrealized appreciation on open OTC swap contracts	211,156
Total		$1,144,745

	Liabilities derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Equity contracts	Unrealized depreciation on open OTC swap contracts	$249,074
Total		$249,074
The following table sets forth the Emerging Markets Opportunities Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the period January 1, 2021 through December 31, 2021:
Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Interest rate contracts	Total
Swap contracts	$(8,844)	$(8,844)
Total	$(8,844)	$(8,844)
The following table sets forth the Event Driven Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the period January 1, 2021 through December 31, 2021:
Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Equity contracts	Total
Written options contracts	$246,039	$246,039
Swap contracts	886,759	886,759
Warrant contracts	981,943	981,943
Total	$2,114,741	$2,114,741

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following table sets forth the Micro Cap Growth Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period January 1, 2021 through December 31, 2021:
Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Equity contracts	Total
Warrant contracts	$35,958	$35,958
Total	$35,958	$35,958
The gross notional amount and/or the number of contracts for the Micro Cap Growth Fund as of December 31, 2021, are included on the Schedule of Investments. The quarterly average values of derivative investments for the period January 1, 2021 through December 31, 2021, is set forth in the table below:
Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount/ Number
Warrant contracts	number of contracts	$6,915
The following table sets forth the Event Driven Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period January 1, 2021 through December 31, 2021:
Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Equity contracts	Total
Written options contracts	$(213,842)	$(213,842)
Swap contracts	(37,918)	(37,918)
Warrant contracts	116,620	116,620
Total	$(135,140)	$(135,140)
The gross notional amount and/or the number of contracts for the Event Driven Fund as of December 31, 2021, are included on the Schedule of Investments. The quarterly average values of derivative investments for the period January 1, 2021 through December 31, 2021, is set forth in the table below:
Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount/ Number
Written options contracts	number of contracts	$(212)
Swap contracts	gross notional amount	$1,252,630
Warrant contracts	number of contracts	$804,908
Disclosures about Offsetting Assets and Liabilities
The Funds are party to various agreements, including International Swaps and Derivatives Association Agreements and related Credit Support Annexes (“Master Netting Agreements” or “MNA”), which govern the terms of certain transactions with select counterparties. MNAs are designed to reduce counterparty risk associated with the relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

certainty. As MNAs are specific to the unique operations of different asset types, they allow each Fund to close out and net its total exposure to a counterparty in the event of default with respect to all of the transactions governed under a single agreement with that counterparty. MNAs can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of "Investment securities at fair value" or "Deposits at broker for securities sold short".
For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MNAs or similar arrangements on the Statements of Assets and Liabilities. The settlement of futures contracts, swap contracts and exchange-traded purchased options is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these instruments are excluded from the below disclosure.
The following table presents the Event Driven Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Event Driven Fund as of December 31, 2021:
Description	Gross Amounts Recognized in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received/ (Pledged)	Net Amount
Unrealized appreciation on open OTC swap contracts	$211,156	$(211,156)	$—	$—
The following table presents the Event Driven Fund’s financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Event Driven Fund as of December 31, 2021:
Description	Gross Amounts Recognized in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received/ (Pledged)	Net Amount
Unrealized depreciation on open OTC swap contracts	$(249,074)	$211,156	$—	$(37,918)
C. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES
Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, serves as the investment adviser to the Funds. As of December 31, 2021, the Driehaus Trust Company (“DTC”) has authority over a controlling interest in the Adviser that is owned by Driehaus Capital Holdings LLP. As of December 31, 2021, DTC had authority over a controlling interest in the Emerging Markets Opportunities Fund and substantial, non-controlling interests in certain other Funds.
In return for its services to the Funds, the Adviser receives monthly fees. Emerging Markets Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.05% on the first $1.5 billion and 0.75% in excess of $1.5 billion of average daily net assets. Emerging Markets Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 1.10% of average daily net assets. Emerging Markets Opportunities Fund pays the Adviser a management fee computed and accrued daily at the annual rate of 0.90% of average daily net assets. International Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.00% of average daily net assets. Micro Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of average daily net assets. Small Cap Growth Fund and Small/Mid Cap Growth pay the Adviser a monthly fee computed and accrued daily at an annual rate of 0.60% of average daily net assets. Event Driven Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 1.00% of average daily net assets.
Effective December 31, 2020, the Adviser entered into a contractual agreement to cap Emerging Markets Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.24% of average daily net assets until April 30, 2023. Prior to December 31, 2020, the cap was 1.45%. DCM is entitled to recoupment for previously waived fees and reimbursed

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2021 through December 31, 2021, DCM waived fees for Emerging Markets Small Cap Growth Fund totaling $126,032 under this agreement.
DCM entered into a contractual agreement to cap the Emerging Markets Opportunities Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.99% of average daily net assets until April 30, 2022. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2021 through December 31, 2021, DCM waived fees for Emerging Markets Opportunities Fund totaling $191,639 under this agreement.
DCM has entered into a contractual agreement to cap Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Class and 0.95% of average daily net assets for the Institutional Class until April 30, 2023. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2021 through December 31, 2021, DCM recouped fees for the Investor Class shares of the Small Cap Growth Fund totaling $84,473 under this agreement.
DCM entered into a contractual agreement to cap Small/Mid Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.95% of average daily net assets until May 1, 2023. For a period of three years subsequent to the Fund’s commencement of operations on May 1, 2020, DCM is entitled to recoupment of previously waived fees and reimbursed expenses to the extent that the expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2021 through December 31, 2021, DCM waived fees for Small/Mid Cap Growth Fund totaling $75,963 under this agreement.
The table below indicates the amount of fees available for recoupment by DCM in future periods:
Period ended December 31	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	Small/Mid Cap Growth Fund
2022	$227,780	$234,125	$—
2023	171,531	230,617	73,297
2024	126,032	191,639	75,963
Total	$525,343	$656,381	$149,260
The Emerging Markets Growth Fund incurred $23,045,467 for investment advisory fees during the year ended December 31, 2021, of which $1,889,191 was payable to DCM at December 31, 2021. The Emerging Markets Small Cap Growth Fund incurred $1,157,264 for investment advisory fees during the year ended December 31, 2021, of which $84,124 was payable to DCM at December 31, 2021. The Emerging Markets Opportunities Fund incurred $550,463 for investment advisory fees during the year ended December 31, 2021, of which $21,445 was payable to DCM at December 31, 2021. The International Small Cap Growth Fund incurred $3,214,202 for investment advisory fees during the year ended December 31, 2021, of which $277,192 was payable to DCM at December 31, 2021. The Micro Cap Growth Fund incurred $4,743,088 for investment advisory fees during the year ended December 31, 2021, of which $375,399 was payable to DCM at December 31, 2021. The Small Cap Growth Fund incurred $2,783,252 for investment advisory fees

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

during the year ended December 31, 2021, of which $286,458 was payable to DCM at December 31, 2021. The Small/Mid Cap Growth Fund incurred $133,559 for investment advisory fees during the year ended December 31, 2021, of which $7,627 was payable to DCM at December 31, 2021. The Event Driven Fund incurred $1,825,346 for investment advisory fees during the year ended December 31, 2021, of which $172,269 was payable to DCM at December 31, 2021.
The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2021, these arrangements reduced the expenses of Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Emerging Markets Opportunities Fund, International Small Cap Growth Fund, Micro Cap Growth Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Event Driven Fund by $218,008 (0.8%), $8,145 (0.6%), $5,459 (0.7%), $13,319 (0.4%), $118,076 (2.3%), $80,872 (2.3%), $2,888 (1.0%) and $117,282 (4.3%), respectively.
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to minimize trading costs, where permissible. For the year ended December 31, 2021, the Funds did not engage in any purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.
The Adviser is a party to a Fee Reimbursement Agreement (“Agreement”) with the Emerging Markets Growth Fund, the Small Cap Growth Fund, and the Event Driven Fund. Under the Agreement, the Funds reimburse the Adviser for certain fees paid to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Funds. The amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. The amounts incurred and payable to the Adviser during the period January 1, 2021, through December 31, 2021, are as follows:
Fund	Shareholder services plan fees	Accrued shareholder services plan fees
Emerging Markets Growth Fund	$ 2,196,271	$ 353,678
Small Cap Growth Fund	140,887	34,899
Event Driven Fund	345,561	66,036
Certain officers of the Trust are also officers of DCM. The Funds pay a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Funds during the period January 1, 2021, through December 31, 2021. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statements of Operations.
The Northern Trust Company (“Northern”) serves as fund accounting and administration services provider and transfer agent for all of the Funds. Under the terms of the Fund Administration and Accounting Services Agreement, Northern is entitled to receive fees, computed daily and payable monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.0175% and 0.045% of average daily net assets. For its services as Transfer Agent, Northern receives a fee, computed daily and payable monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.002% and 0.0175% of average daily net assets of each Fund.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

D. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding derivatives, short term securities and U.S. government obligations) for the year ended December 31, 2021 were as follows:
Fund	Purchases	Sales
Emerging Markets Growth Fund	4,035,384,971	3,891,893,672
Emerging Markets Small Cap Growth Fund	182,901,801	176,305,590
Emerging Markets Opportunities Fund	63,502,764	57,914,116
International Small Cap Growth Fund	294,325,397	285,264,955
Micro Cap Growth Fund	404,110,112	476,934,161
Small Cap Growth Fund	846,575,472	679,903,704
Small/Mid Cap Growth Fund	46,555,560	41,626,592
Event Driven Fund	252,708,088	203,115,229
The Funds had no purchases and sales of U.S. government obligations for the year January 1, 2021, through December 31, 2021.
E. CAPITAL SHARE TRANSACTIONS
For the years ended December 31, 2021 and 2020, transactions in capital shares (authorized shares unlimited) were as follows:
	Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund		Emerging Markets Opportunities Fund
	2021	2020	2021	2020	2021	2020
Fund
Shares issued	—	—	1,315,978	2,543,003	729,015	1,794,696
Shares reinvested	—	—	1,994	24,896	226,243	75,459
Shares redeemed	—	—	(745,256)	(2,203,816)	(413,309)	(1,630,784)
Net increase (decrease)	—	—	572,716	364,083	541,949	239,371
Investor Class
Shares issued	2,286,494	3,204,978	—	—	—	—
Shares reinvested	2,945,615	465,885	—	—	—	—
Shares redeemed	(4,126,250)	(6,122,971)	—	—	—	—
Net increase (decrease)	1,105,859	(2,452,108)	—	—	—	—
Institutional Class
Shares issued	9,064,263	8,365,858	—	—	—	—
Shares reinvested	4,805,413	590,331	—	—	—	—
Shares redeemed	(5,111,672)	(5,376,101)	—	—	—	—
Net increase (decrease)	8,758,004	3,580,088	—	—	—	—
Total net increase (decrease)	9,863,863	1,127,980	—	—	—	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

	International Small Cap Growth Fund		Micro Cap Growth Fund		Small Cap Growth Fund
	2021	2020	2021	2020	2021	2020
Fund
Shares issued	4,892,868	3,883,897	261,767	3,395,804	—	—
Shares reinvested	6,080,902	1,581,466	5,973,251	2,060,912	—	—
Shares redeemed	(3,880,440)	(8,019,361)	(2,061,238)	(9,518,280)	—	—
Net increase (decrease)	7,093,330	(2,553,998)	4,173,780	(4,061,564)	—	—
Investor Class
Shares issued	—	—	—	—	3,283,526	692,425
Shares reinvested	—	—	—	—	698,534	68,699
Shares redeemed	—	—	—	—	(1,115,793)	(281,205)
Net increase (decrease)	—	—	—	—	2,866,267	479,919
Institutional Class
Shares issued	—	—	—	—	8,078,057	6,900,456
Shares reinvested	—	—	—	—	2,952,682	828,350
Shares redeemed	—	—	—	—	(3,492,518)	(4,491,029)
Net increase (decrease)	—	—	—	—	7,538,221	3,237,777
Total net increase (decrease)	—	—	—	—	10,404,488	3,717,696

	Small/Mid Cap Growth Fund		Event Driven Fund
	2021	2020	2021	2020
Fund
Shares issued	602,661	1,246,622	8,560,659	6,365,985
Shares reinvested	99,901	11,603	1,677,873	325,090
Shares redeemed	(329,889)	(394,737)	(5,112,285)	(2,509,836)
Net increase (decrease)	372,673	863,488	5,126,247	4,181,239
Investor Class
Shares issued	—	—	—	—
Shares reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	—	—	—	—
Institutional Class
Shares issued	—	—	—	—
Shares reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	—	—	—	—
Total net increase (decrease)	—	—	—	—
F. RESTRICTED SECURITIES
Restricted securities are securities that are not registered for sale under the Securities Act of 1933, as amended, or applicable foreign law and that may be resold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2021, the Funds held restricted securities as denoted on the Schedules of Investments.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

G. LINE OF CREDIT
The Funds obtained a committed line of credit in the amount of $50,000,000. The line of credit is available primarily to meet large, unexpected shareholder redemptions subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5% or 1.75%, whichever is greater. There is a commitment fee of 0.10% of the excess of the $50,000,000 committed amount over the sum of the average daily balance of any loans, which is allocated amongst the Funds based on average net assets. The Funds did not borrow under the line of credit during the year ended December 31, 2021 and thus had no outstanding balances as of that date.
H. FOREIGN INVESTMENT RISKS
To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.
I. REDEMPTION FEES
Certain Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital and reflected in the Statements of Changes in Net Assets.
J. SUBSEQUENT EVENTS
Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements. There are no subsequent events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of the Driehaus Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Driehaus Mutual Funds (the “Trust”) (comprising Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Emerging Markets Opportunities Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund and Driehaus Event Driven Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Driehaus Mutual Funds at December 31, 2021, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Funds comprising Driehaus Mutual Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Driehaus Emerging Markets Growth Fund Driehaus Emerging Markets Small Cap Growth Fund Driehaus International Small Cap Growth Fund Driehaus Micro Cap Growth Fund Driehaus Event Driven Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Driehaus Emerging Markets Opportunities Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the four years in the period ended December 31, 2021 and the period from April 10, 2017 (commencement of operations) through December 31, 2017
Driehaus Small Cap Growth Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the four years in the period ended December 31, 2021 and the period from August 21, 2017 (commencement of operations) through December 31, 2017
Driehaus Small/Mid Cap Growth Fund	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from May 1, 2020 (commencement of operations) through December 31, 2020
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit

Report of Independent Registered Public Accounting Firm — (Continued)

of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Driehaus investment companies since 2002.
Chicago, Illinois
February 24, 2022

Interested and Independent Trustees of the Trust (unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust as of December 31, 2021:
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Stephen T. Weber Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1970	Trustee and President	Since Dec. 2020 Since Feb. 2020	Director of Driehaus Trust Company, LLC since March 2021; Chief Executive Officer of the Adviser since March 2021; President and Head of Distribution of the Adviser since February 2020; Director of Sales and Relationship Management of the Adviser from 2006 through February 2020; President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.	None.
Independent Trustees:
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee Chair Vice Chair	Since 2012 Since June 2021 2020 to 2021	Retired; President and Chief Executive Officer, National Endowment for Financial Education, 2005 to July 2018.	None.
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee Vice Chair Chair	Since 1996 Since June 2021 2014 to 2021	Retired; Real Estate Developer.	None.
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Retired; Consultant, Great Lakes Advisors, Inc. from January 2020 to December 2020; Relationship Manager, Great Lakes Advisors, Inc. through December 2019.	None.
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	Private Investor.	Independent Trustee, Brighthouse Funds Trust I since December 2000 and Brighthouse Funds Trust II since May 2009.
Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	Retired; Portfolio Manager, Lord Abbett & Co.	Independent Trustee, Brighthouse Funds Trust I and Brighthouse Funds Trust II, each from April 2018 to August 2019.

* Mr. Weber became President on February 24, 2020 and a Trustee on December 3, 2020. Mr. Weber is an “interested person” of the Trust and the Adviser, as defined in the 1940 Act, because he is an officer of the Adviser.

Number of portfolios in complex overseen by all Trustees is eight.

Officers of the Trust (unaudited)

The following table sets forth certain information with respect to the officers of the Trust.
Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen T. Weber 25 East Erie Street Chicago, IL 60611 YOB: 1970	President	Since Feb. 2020	Director of Driehaus Trust Company, LLC since March 2021; Chief Executive Officer of the Adviser since March 2021; President and Head of Distribution of the Adviser since February 2020; Director of Sales and Relationship Management of the Adviser from 2006 through February 2020; President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.
Robert M. Kurinsky 25 East Erie Street Chicago, IL 60611 YOB: 1972	Vice President and Treasurer	Since 2019	Chief Operating Officer of the Adviser since February 2020, Chief Financial Officer and Treasurer of the Adviser since January 2019; Treasurer and Chief Financial Officer of Driehaus Securities LLC from January 2019 through December 2019; Treasurer, Secretary and Chief Legal Officer of the Keeley Funds, Inc. through December 2018; President and Chief Operating Officer of Keeley-Teton Advisors, LLC from March 2017 to December 2018; Treasurer and Secretary of Joley Corp. and Keeley Holdings, Inc. through February 2017; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp. through February 2017; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp. through February 2017.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	General Counsel and Secretary of the Adviser and Driehaus Securities LLC since 2012; General Counsel and Secretary of Driehaus Securities LLC through December 2019.
Anne S. Kochevar 25 East Erie Street Chicago, IL 60611 YOB: 1963	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2019	Chief Compliance Officer of the Adviser since July 2019; Anti-Money Laundering Compliance Officer of Driehaus Securities LLC from July 2019 to December 2019; Chief Compliance Officer of Confluence Investment Management from January 2018 to June 2019; and Chief Compliance Officer of Henderson Global Investors U.S. from November 2014 to January 2018.
Marcia Y. Lucas 333 South Wabash Avenue Chicago, IL 60604 YOB: 1967	Secretary	Since April 2021	Senior Vice President of The Northern Trust Company since October 2015.
Malinda M. Sanborn 25 East Erie Street Chicago, IL 60611 YOB: 1965	Assistant Treasurer	Since August 2020	Director of Fund Administration of the Advisor since August 2014.
Christina E. Algozine 25 East Erie Street Chicago, IL 60611 YOB: 1985	Assistant Secretary	Since 2019	Assistant Secretary of the Adviser since January 2019; Assistant Secretary of Driehaus Securities LLC from January 2019 to December 2019; Senior Attorney, Aegon USA Investment Management, LLC from December 2014 to January 2019; Head of Corporate Strategy and Support, Aegon USA Investment Management, LLC from April 2015 to January 2017.
The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples (unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2021.
Actual Expenses
The first line of the table below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Emerging Markets Growth Fund — Investor Class
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Six Months Ended December 31, 2021*
Actual	$1,000.00	$922.60	$6.35
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.60	$6.67

Emerging Markets Growth Fund — Institutional Class
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Six Months Ended December 31, 2021*
Actual	$1,000.00	$923.70	$5.19
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,019.81	$5.45

Fund Expense Examples (unaudited) — (Continued)

Emerging Markets Small Cap Growth Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Six Months Ended December 31, 2021*
Actual	$1,000.00	$995.90	$6.24
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.95	$6.31

Emerging Markets Opportunities Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Six Months Ended December 31, 2021*
Actual	$1,000.00	$929.70	$4.82
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,020.21	$5.04

International Small Cap Growth Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Six Months Ended December 31, 2021*
Actual	$1,000.00	$996.00	$5.74
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,019.46	$5.80

Micro Cap Growth Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Six Months Ended December 31, 2021*
Actual	$1,000.00	$1,031.60	$6.81
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.50	$6.77

Small Cap Growth Fund — Investor Class
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Six Months Ended December 31, 2021*
Actual	$1,000.00	$1,057.20	$5.50
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,019.86	$5.40

Fund Expense Examples (unaudited) — (Continued)

Small Cap Growth Fund — Institutional Class
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Six Months Ended December 31, 2021*
Actual	$1,000.00	$1,058.80	$3.68
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,021.63	$3.62

Small/Mid Cap Growth Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Six Months Ended December 31, 2021*
Actual	$1,000.00	$1,045.20	$4.90
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,020.42	$4.84

Event Driven Fund
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Six Months Ended December 31, 2021*
Actual	$1,000.00	$1,011.10	$7.55
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.69	$7.58
*    Expenses are equal to the Funds’ annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period. These amounts exclude the reduction in expenses for fees paid indirectly and may differ from the Fund’s annualized ratio shown in the Financial Highlights.

Emerging Markets Growth Fund – Investor Class	1.32%
Emerging Markets Growth Fund – Institutional Class	1.08%
Emerging Markets Small Cap Growth Fund	1.24%
Emerging Markets Opportunities Fund	0.99%
International Small Cap Growth Fund	1.15%
Micro Cap Growth Fund	1.38%
Small Cap Growth Fund – Investor Class	1.08%
Small Cap Growth Fund – Institutional Class	0.73%
Small/Mid Cap Growth Fund	0.95%
Event Driven Fund	1.56%

Shareholder Information (unaudited)

TAX INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2021
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The Funds designate the following amounts as a long-term capital gain distribution:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
$225,900,006	$—	$1,825,007	$36,999,988

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
$68,499,993	$48,000,010	$501,538	$9,400,443
For taxable non-corporate shareholders, the following percentages of income represent qualified dividend income subject to the 15% rate category:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
—%	63.85%	51.30%	100.00%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
—%	—%	—%	31.88%
For taxable non-corporate shareholders, the following percentages of short-term capital gains represent qualified dividend income subject to the 15% rate category:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
18.15%	—%	—%	9.93%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
0.53%	1.35%	3.82%	—%
For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
—%	—%	0.35%	—%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
—%	—%	—%	0.83%

Shareholder Information (unaudited) — (Continued)

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD
A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.
Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2021, is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT. The Funds’ Form NPORT is available electronically on the SEC’s website at http://www.sec.gov. Each Fund’s complete quarterly schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

Results of Special Meeting of Shareholders of Driehaus Mutual Funds (unaudited)

At a Special Meeting of Shareholders of each series of Driehaus Mutual Funds (each a “Fund” and, collectively, the “Funds”) held on July 1, 2021, the Funds’ shareholders approved a new investment advisory agreement between the Trust, on behalf of each Fund, and Driehaus Capital Management LLC, the Funds’ investment adviser (“Proposal 1”) and approved the elections of six (6) trustees to the Board of Trustees of the Trust (“Proposal 2”) by the following votes:
Proposal 1:
Fund Name	For (Shares Voted / % of Voted)	Against (Shares Voted / % of Voted)	Abstain (Shares Voted / % of Voted)	Broker Non-Vote (Shares Voted / % of Voted)
Driehaus Emerging Markets Growth Fund	27,084,980.600 / 72.295%	138,506.871 / 0.370%	238,739.729 / 0.637%	10,002,427.000 / 26.698%
Driehaus Emerging Markets Small Cap Growth Fund	3,182,387.146 / 78.277%	13,266.000 / 0.326%	13,564.000 / 0.334%	856,307.000 / 21.063%
Driehaus Emerging Markets Opportunities Fund	3,554,205.563 / 99.846%	0 / 0.000%	0 / 0.000%	5,487.000 / 0.154%
Driehaus International Small Cap Growth Fund	10,117,889.892 / 79.474%	31,311.000 / 0.246%	27,633.000 / 0.217%	2,554,163.000 / 20.063%
Driehaus Micro Cap Growth Fund	9,969,914.317 / 82.337%	95,362.000 / 0.788%	39,100.000 / 0.323%	2,004,285.000 / 16.552%
Driehaus Small Cap Growth Fund	8,657,319.760 / 76.935%	41,405.000 / 0.368%	25,430.000 / 0.226%	2,528,643.000 / 22.471%
Driehaus Small/Mid Cap Growth Fund	714,961.642 / 69.476%	348.000 / 0.034%	937.000 / 0.091%	312,834.000 / 30.399%
Driehaus Event Driven Fund	7,534,742.763 / 78.601%	13,526.000 / 0.141%	32,141.000 / 0.335%	2,005,607.000 / 20.922%
Proposal 2:
Trustee	For (Shares Voted / % of Voted)	Withhold (Shares Voted / % of Voted)
Theodore J. Beck	90,410,419.906 / 98.489%	1,387,004.378 / 1.511%
Francis J. Harmon	90,230,799.862 / 98.293%	1,566,624.422 / 1.707%
Christopher J. Towle	90,434,149.906 / 98.515%	1,363,274.378 / 1.485%
Dawn M. Vroegop	90,546,143.398 / 98.637%	1,251,280.886 / 1.363%
Stephen T. Weber	90,573,981.445 / 98.667%	1,223,442.839 / 1.333%
Daniel F. Zemanek	90,156,513.862 / 98.212%	1,640,910.422 / 1.788%

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executive and Financial Officers is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has designated Christopher J. Towle as an audit committee financial expert. Christopher J. Towle is “independent,” as defined by this Item 3. Mr. Towle is a CFA charterholder and his relevant experience includes prior audit committee experience, experience reviewing financial statements, performing company specific financial analysis and creating financial models, as well as coursework in accounting.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2021 and 2020, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $255,000 and $249,000, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2021 and 2020, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.

For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”) entered into with E&Y for fiscal years 2021 and 2020, E&Y provided no audit-related services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(c)	Tax Fees

For the fiscal years ended December 31, 2021 and 2020, E&Y billed the registrant $91,200 and $95,750 respectively, for professional services rendered for tax compliance, tax advice, and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements and analysis related to foreign tax liabilities and passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.

For fiscal years 2021 and 2020, E&Y provided no tax services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(d)	All Other Fees

For the fiscal years ended December 31, 2021 and 2020, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.

For fiscal years 2021 and 2020, E&Y provided no other services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for such engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2021 and 2020, E&Y billed the registrant $91,200 and $95,750, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2021 and 2020, E&Y billed DCM $0 and $0, respectively, in aggregate non-audit fees.

(h)	Not applicable.

(1)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title)	/s/ Stephen T. Weber
Stephen T. Weber, President
(principal executive officer)

Date	March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Stephen T. Weber
Stephen T. Weber, President
(principal executive officer)

Date	March 3, 2022

By (Signature and Title)	/s/ Robert M. Kurinsky
Robert M. Kurinsky, Vice President and Treasurer
(principal financial officer)

Date	March 3, 2022.